IDEX MUTUAL FUNDS
 www.idexfunds.com

ANNUAL REPORT
October 31, 1999


Table of Contents

Fund Managers' Commentary,                   Commentary/    Schedule
Fund Performance, Statistics and             Performance/   of
Schedule of Investments  Statistics                         Investments
     Preface to the Schedule of Investments                      38
     IDEX T. Rowe Price Small Cap                 2              40
     IDEX JCC Capital Appreciation                4              44
     IDEX Pilgrim Baxter Mid Cap Growth           6              45
     IDEX Alger Aggressive Growth                 8              46
     IDEX GE/Scottish Equitable
      International Equity                        10             48
     IDEX JCC Global                              12             52
     IDEX Salomon All Cap                         14             54
     IDEX JCC Growth                              16             56
     IDEX Goldman Sachs Growth                    18             58
     IDEX C.A.S.E. Growth                         20             60
     IDEX NWQ Value Equity                        22             61
     IDEX T. Rowe Price Dividend Growth           24             62
     IDEX Dean Asset Allocation                   26             64
     IDEX LKCM Strategic Total Return             28             66
     IDEX JCC Balanced                            30             68
     IDEX JCC Flexible Income                     32             72
     IDEX AEGON Income Plus                       34             74
     IDEX AEGON Tax Exempt                        36             75
Financial Statements
     Preface to the Financial Statements                         78
     Statements of Assets and Liabilities                        80
     Statements of Operations                                    84
     Statements of Changes in Net Assets                         88
Financial Highlights                                             94
Notes to Financial Statements                                    104
Report of Independent Accountants                                113
Supplemental Federal Income Tax Information                      114
To Contact Us                                                    117


Fellow Shareholders,

The more things change...

Heartened by recovering economies around the world, and encouraged by a thriving one here at home, financial markets moved higher this period-by fits and starts, to be sure, but higher nonetheless. Indeed, many of the equity markets' favorite indexes reached all-time highs at some point across the last 12 months, not the least of which the venerable Dow Jones Industrial Average. For its part, the NASDAQ Composite has been one of the financial world's great marvels this year, alternately sinking and soaring as investors changed their views on technology stocks.

Not too surprisingly then, "growth" stocks, most notably those in the technology arena, carried the day most of this period. "Value" stocks, meanwhile, despite an encouraging burst in the spring, remained almost totally out of favor. As a result, the disparity in performance between the growth and value styles of investing reached levels never before seen in the marketplace.

For the IDEX Mutual Fund managers, this markedly changeful environment has been challenging, to say the least. We encourage you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market-how they measured the rhythms of this marketplace and stayed true to their objectives-can only make it easier for you to stick to your own investment plan.

We'll be the first to admit the cost of diversification this year has been a bit steep. And we suspect many frustrated investors are, indeed, having second thoughts about their diversified investment strategies. But as the events of just the last few months remind us, no one is clever enough to identify the next market leader at the most opportune time. Investing for the long haul still demands discipline, determination, and diversification. Short-term markets may change, but long-term investing stays invariably the same.

Companies change too. With this Report, we bid a fond farewell to long-time IDEX friend and Fund President, John Hurley. As Mr. Hurley-who has capably served IDEX from its inception-moves on to his next challenge, we look forward to the arrival of Mr. Pat Baird as new Fund President. Mr. Baird, too, is a long-time IDEX friend and AEGON USA colleague. Companies can stay the same too.

As we move inexorably towards the Year 2000, we think there's much to cheer about-things like a strong economy, contained inflation, low interest rates, and higher profits. That's not to say everything will be straight up, of course. To the contrary, it's very likely stocks and bonds will provide a few thrilling, even chilling, detours to higher ground. From here, it's going to take steady nerves on your part and solid, well-managed investment products on ours. Your personal task of financial planning is a great one. We appreciate the opportunity to help.


Sincerely yours,

/s/ John R. Kenney


December 13, 1999




IDEX T. Rowe Price Small Cap

Objective/Focus
Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

Market Environment
Since the fund's inception March 1, 1999, we've witnessed continued strength in the economy and two increases in short-term rates by the Federal Reserve to keep inflation in check. Like the market as a whole, small-cap stocks went on a roller coaster ride but generated a respectable gain for the period. Technology stocks soared for much of the time, outstripping the broad market's advance.
The fund's inception date turned out to be beneficial, since it coincided with a strong rebound in small-cap stocks after steep declines earlier in 1999. The rally lasted into the summer, with small-caps generally performing better than the overall market for a few months. September saw a sharp sell-off, however, and October was flat for small-caps. Among small-company stocks, growth issues fared significantly better than value-oriented stocks-a trend that benefited our fund.

Five Largest Holdings (% of Net Assets)
QRS Corp.                               0.8%
Emmis Communications Corp. Class A      0.8%
Lattice Semiconductor Corp.             0.8%
Micro Warehouse, Inc.                   0.8%
Proxim, Inc.                            0.8%

Performance
For the period from inception through October 31, 1999, the fund underperformed the Russell 2000 benchmark index for small-cap stocks. The Russell 2000 Index slightly lagged the large-cap S&P 500 Stock Index for the same period. Please refer to the Performance Table for additional information.
Strategy Review
Our sector allocations have changed little since the fund's inception. Over the period, our best performing industry sectors included technology and business services and transportation. The chief engine in the technology group was computer services and software, which represent approximately two-thirds of that sector. Top performers within these areas included Polycom and Microchip Technology in electronic systems and components, and Legato Systems, Symantec, Clarify, and Mercury Interactive in the computer services and software group.

Top Five Industries (% of Net Assets)
Software                           16.4%
Semiconductors                     7.8%
Communications                     6.7%
Consumer Services                  6.1%
Computers                          4.3%

Consumer services holdings performed well, including specialty merchandisers such as CDW Computer Centers and Williams-Sonoma, as did media and communications stocks like Emmis Communications, one of our larger positions. Higher oil prices benefited our energy services holdings, but they account for only a small portion of assets.
Sectors that posted positive but more modest gains included consumer nondurables and financial stocks. In the former sector, our holdings in Smithfield Foods and Ben & Jerry's lost ground after we purchased them, while healthcare stocks in general reflected political uncertainties surrounding that industry. Financial stocks declined over the summer as interest rates rose, but received a boost in October when Congress passed banking reform legislation. Also under pressure were process industries, including chemicals, paper, and building and construction. The fund's holdings in MacDermid, Pentair, and Dycom Industries all lost ground. Outlook
Small-cap growth stocks remain attractively priced compared with many large blue chips and are drawing attention as merger and acquisition candidates. While small-caps have not been able to sustain a market leadership position this year, we believe their compelling valuations will generate increasing investor attention. We will continue to maintain the fund's broad diversification to provide meaningful exposure to the small-cap growth universe while dampening the inherent volatility of this dynamic part of the stock market.

/s/ Richard T. Whitney

Richard T. Whitney
Fund Manager
T. Rowe Price Associates, Inc.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 2000 (1)    $11,043
Class A             $10,407

Average Annual Total Returns for the Period Ended 10/31/99
                    From           Inception
                    Inception      Date
Class A (NAV)       10.13%         3/1/99
Class A (POP)       4.08%          3/1/99
Russell 2000 (1)    10.43%         3/1/99
Class B (NAV)       9.70%          3/1/99
Class B (POP)       4.70%          3/1/99
Class M (NAV)       9.77%          3/1/99
Class M (POP)       7.67%          3/1/99
Notes
1    The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                10/31/99
Basic Materials                      0.3
Consumer Cyclical                   16.5
Consumer Non-Cyclical               17.3
Energy                               1.4
Financial                            6.5
Industrial                           7.1
Technology                          44.8
Utilities                            0.0
Short-term                           6.6

What is Capitalization?
Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1 billion, mid cap is $1-$8 billion and large cap is more than $8 billion.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.





IDEX JCC Capital Appreciation

Objective/Focus
Long-term growth of capital by normally investing at least
50% of assets in medium-sized companies.

Market Environment
In the face of a resilient U.S. economic expansion, interest rates moved higher across the period, effectively keeping a lid on broad stock market gains. While most economic indicators continued to reflect strong economic growth with minimal inflation, the Federal Reserve nevertheless raised rates twice in an effort to thwart any price pressure. This economic tailwind generally boosted corporate earnings, though there were surprises-both positive and negative. Like their larger brethren, small- and mid-cap stocks finished the period with mixed results.
Performance
The fund's holdings successfully transcended the broader market's lethargy, and for the year ended October 31, 1999, we easily outperformed our benchmark, the S&P MidCap 400 Index. Please see the Performance Table on the following page for further details. Stellar gains in our media and technology holdings more than made up for the mixed showings posted by our Internet companies.

Five Largest Holdings (% of Net Assets)
Paychex, Inc.                           5.1%
SDL, Inc.                               4.9%
VERITAS Software Corp. 144A             4.2%
Vitesse Semiconductor Corp.             3.8%
Exodus Communications                   3.7%

Strategy Review
Our media stocks benefited from an increased awareness that solid earnings growth is becoming increasingly scarce in this competitive business climate. While many of the more traditional television and radio broadcasters are encountering increased competition from cable and the Internet, our Hispanic media companies, Univision and Hispanic Broadcasting, continue to experience solid ratings gains. Advertisers have demonstrated a willingness to pay a premium to access this burgeoning demographic, and Univision has been able to raise its advertising rates by more than 40%.

Top Five Industries (% of Net Assets)
Communciations                          22.8%
Broadcasting                            11.1%
Semiconductors                          10.6%
Diversified                             10.3%
Computers                               8.1%

Our technology companies also outperformed the broad market this period. Leading the list was VeriSign, whose software products ensure the security of e-commerce. Although investors have long been attracted to VeriSign's market position in the business-to-consumer arena, they are now beginning to appreciate the company's potential in business-to-business applications. With many corporations planning to upgrade the security of their web sites, VeriSign's potential remains very open-ended. Also gaining significant ground this period was VERITAS Software, the data management and storage company. Corporate America's growing reliance upon data is continually reflected in VERITAS' earnings quarter after quarter.
Internet content companies endured a difficult period, and our holdings were no exception. Amazon.com, the Internet's version of one-stop shopping, felt pressure from a number of different sources, not the least of which being higher interest rates and Wall Street's displeasure with the company's marketing strategy. Our position in eBay, the online auctioneer, also endured a difficult period following a high-profile technological miscue as well as declining revenues per registered user. While the performance of both companies' stocks was disappointing, we were not dissatisfied with either company's execution. They are exploring new frontiers in business-to-consumer relationships, and volatility is merely the price of admission to this open-ended opportunity.

 Outlook

The U.S. economy's continued strength has created an uncertain outlook for interest rates. However, it's business as usual for us. We remain firmly focused on selecting individual companies with the ability to grow earnings in any economic environment.

/s/ James P. Goff

James P. Goff
Fund Manager
Janus Capital Corporation



This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Class A             $36,174
S&P 500 (1)         $32,914
S&P 400 (1)         $25,452

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       102.19%   31.38%    12/2/94
Class A (POP)       91.07%    29.88%    12/2/94
S&P 500 (1)         25.66%    27.42%    12/2/94
S&P 400 (1)         21.10%    20.93%    12/2/94
Class B (NAV)       101.72%   28.39%    10/1/95
Class B (POP)       96.72%    28.28%    10/1/95
Class M (NAV)       101.79%   30.89%    12/2/94
Class M (POP)       98.77%    30.62%    12/2/94
Notes
1    The Standard & Poor's (S&P 500) Index and Standard & Poor's MidCap 400
(S&P 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

                                10/31/99       10/31/98
Basic Materials                      0.0            0.0
Consumer Cyclical                   20.5           26.7
Consumer Non-Cyclical               10.8           24.7
Energy                               0.0            0.0
Financial                            1.0            9.2
Industrial                           0.0            0.0
Technology                          58.7           36.2
Utilities                            5.1            0.9
Short-term                           5.1            4.7

Cyclical vs.
Non-Cyclical
Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.





IDEX Pilgrim Baxter Mid Cap Growth

Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Market Environment
Last year, responding to the threat of global recession, the Federal Reserve (the "Fed") was left with little choice but to pump additional liquidity into financial markets. This year, however, with foreign economies strengthening and domestic corporate profits soaring, monetary authorities had more room to move. With its second rate increase in August of this year, the central bank kept its promise to "act promptly and forcefully" at the first signs of an overheating economy and re-igniting inflation. While the current inflation picture still looks benign, the Fed believes that strong domestic demand, a tight labor market, and rising core producer prices are possible threats to future price stability. Some economists are beginning to agree, and a few are even replacing the question with a matter-of-fact reference to our "bubble economy".
To some extent, the market's decline since its mid-July high is a byproduct of success. Recent economic reports have, indeed, been stronger than expected. Consumers are still spending, the housing market is strong, durable goods orders are up, the manufacturing sector is strong, productivity appears to be holding its own and corporate earnings, if slowing, are still better than last year. Even the widening trade deficit resulted from an increase in imports rather than a decrease in exports.

Five Largest Holdings (% of Net Assets)
Emulex Corp.                            2.9%
USWeb Corp.                             2.6%
TriQuint Semiconductor, Inc.            2.5%
MedImmune, Inc.                         2.4%
Lamar Advertising Company               2.4%

Performance
We are pleased with the fund's performance across the period. From its inception March 1, 1999, through October 31, 1999, IDEX Pilgrim Baxter Mid Cap Growth outpaced its benchmark, the Russell Mid Cap Growth Index. Please see the Performance Table for additional information.

Top Five Industries (% of Net Assets)
Semiconductors                          16.8%
Diversified                             11.5%
Software                                7.3%
Advertising                             7.0%
Computers                               5.0%

Strategy Review
Three key factors led to our favorable results. First, growth stocks generally outperformed value stocks across all capitalizations. Second, the fund's sector weightings were well positioned with overweighting in technology and underweighting in the financial sector for example. And third, the individual stocks in each sector of the fund outperformed the stocks held in the benchmark for each sector. This was especially true for the consumer, healthcare, and technology sectors. It is rare that all three factors will simultaneously affect the fund positively.
The most significant sector changes during the period were an increase in the energy sector and a decrease in the consumer and healthcare sectors. At period's end, the fund's holdings were divided among six economic sectors: technology, industrial, consumer cyclical, consumer non-cyclical, energy, and financial.

 Outlook

While we are extremely pleased with the fund's year-to-date results, we also realize a number of positive factors have come together to drive these results. It is always our goal to produce strong relative performance returns, even during periods when everything isn't working in our favor. We are encouraged with the widening breadth of stock appreciation across all capitalizations, and we believe the fund's flexibility will prove beneficial in a wide range of market environments.


/s/ Jeffrey A. Wrona

Jeffrey A. Wrona
Fund Manager
Pilgrim Baxter & Associates, Ltd.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A             $13,995
Russell MCG (1)     $11,671

Average Annual Total Returns for the Period Ended 10/31/99
                         From      Inception
                         Inception Date
Class A (NAV)            48.06%    3/1/99
Class A (POP)            39.92%    3/1/99
Russell MCG (1)          23.21%    3/1/99
Class B (NAV)            47.63%    3/1/99
Class B (POP)            42.63%    3/1/99
Class M (NAV)            47.70%    3/1/99
Class M (POP)            45.22%    3/1/99
Notes
1    The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

                                10/31/99
Consumer Cyclical                   15.3
Consumer Non-Cyclical                7.3
Energy                               6.6
Financial                            2.3
Industrial                           3.2
Technology                          46.4
Short-term                          17.3

Investment Style
Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their actual worth. Blend is a mixture of both philosophies.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX Alger Aggressive Growth

Objective/Focus
Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

Market Environment
During the first half of the period, large-cap stocks marched forward with nary a setback while their smaller counterparts struggled mightily. Large inflows of overseas capital sought refuge in the largest, most liquid corporate names, helping large-cap stocks to see big gains and reach record valuation levels. For its part, the Dow Jones Industrial Average closed over 10,000 for the first time on March 29, 1999.
But an ongoing fear of rising interest rates was realized on June 30 when the Federal Reserve "took back" one of three previous interest rate cuts. Though large-cap stocks continued to rally, breadth narrowed considerably, as small-cap and value stocks languished. The rally ultimately failed, partially due to another rate hike in August. Amid mounting fears of rising interest rates, an upward spike in the price of gold, and a series of dubious economic reports, the Dow dropped more than 1,000 points in less than a month, briefly dipping below the 10,000 level on October 18th. But as is so often the case, the market recovered when it appeared to be at its weakest. The final two weeks of October saw dramatic gains throughout both the stock and bond markets, with the long bond once again approaching 6%, and the Dow Jones nearing 11,000.

Five Largest Holdings (% of Net Assets)
America Online, Inc.                    5.2%
Microsoft Corp.                         4.5%
eBay, Inc.                              3.7%
Sun Microsystems, Inc.                  3.1%
Cisco Systems, Inc.                     3.1%

Despite the extreme volatility, the year was seemingly a rewarding one for investors, at least as measured by the indexes. Further analysis, however, reveals that the stock market's gains had somewhat limited breadth. What was an extremely gratifying twelve months for some investors was an equally frustrating period for others. If one were to exclude a few dozen large-cap technology growth stocks (i.e., Microsoft, Intel, Cisco, Sun Microsystems) from the major market indexes, the performance of equity markets during the recent fiscal year would be characterized as merely average.

Top Five Industries (% of Net Assets)
Semiconductors                     18.5%
Software                           14.0%
Communications                     12.3%
Retailers - Specialty              10.0%
Computers                          6.7%

Performance
Fortunately, the fund was well positioned to benefit from the strong performance of certain segments of the market. Our growth stock approach and technology concentration both served to boost the performance of IDEX Alger Aggressive Growth for the year ended October 31, 1999. Please refer to the Performance Table for additional information.
Strategy Review
At the close of the period, the fund's technology orientation was highly visible in top holdings like America Online, Inc., Microsoft Corp., eBay, Inc., Sun Microsystems, Inc., and Cisco Systems, Inc. Large-cap technology companies served as the fund's core holdings for the duration of the fiscal year.
Outlook
The stock market is seemingly in the midst of a strong recovery, with out-of-favor industries like financials and pharmaceuticals beginning to act well. If the central bank does raise rates again, the move will be viewed as the last in a set of three; no move will be considered bullish. Either way, the market should continue to rally. I am maintaining my prediction of Dow 11,500 by the millennium. Should market conditions remain neutral or favorable, the fund will be well positioned to outperform broad market averages. Our heavy technology weighting and bottom-up approach to stock picking will continue to create large potential upside returns.

/s/ David D. Alger

David D. Alger
Fund Manager
Fred Alger Management, Inc.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A             $37,644
S&P 500 (1)         $32,914

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       55.49%    32.45%    12/2/94
Class A (POP)       46.93%    30.94%    12/2/94
S&P 500 (1)         25.66%    27.42%    12/2/94
Class B (NAV)       54.88%    21.56%    10/1/95
Class B (POP)       49.88%    21.43%    10/1/95
Class M (NAV)       54.97%    32.07%    12/2/94
Class M (POP)       52.42%    31.80%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Consumer Cyclical                   19.1           16.4
Consumer Non-Cyclical                0.4           16.4
Energy                               3.1            0.0
Financial                            5.9           10.4
Independent                          1.7            0.0
Industrial                           2.3            6.2
Technology                          59.4           40.5
Utilities                            4.9            3.1
Short-term                           3.5            5.0

Average Annual
Total Return
A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



IDEX GE/Scottish Equitable
International Equity


Top Five Countries (% of Net Assets)
Japan                         20.9%
France                        18.4%
United Kingdom                11.6%
Germany                       8.7%
Netherlands                   6.3%

Five Largest Holdings
(% of Net Assets)
Total SA                      3.0%
AXA-UAP                       2.6%
Mannesman AG                  2.4%
ING Groep NV                  2.4%
Carrefour SA                  2.2%

Market Environment
Scottish Equitable Investment
Management Limited ("SEIM")
Overall, the international stock markets provided a mixed bag of performances this year, with volatility a key feature of each. Asia was notably strong, Malaysia and Korea in particular, while Finland virtually doubled in value. And after many years of decline, the Japanese market recovered over the period. European markets, meanwhile, were concentrated at the lower end of the return spectrum.
GE Investment Management Incorporated ("GEIM")
At period end, the major markets were beginning to move in a similar fashion. Significant outperformance was coming from Finland and Sweden, both markets boosted by the performance of telecommunications equipment stocks. Currency movements, meanwhile, were becoming less significant than earlier in the year.
Performance
For the year ended October 31, 1999, the fund underperformed its benchmark, the Morgan Stanley Capital International-Europe, Asia, and Far East Index. Please refer to the Performance Table for further details.
Strategy Review
SEIM
It became evident in the early part of the year that economic growth in the United States was much stronger than anticipated. Although growth in Europe was still sluggish, the anticipated recovery there resulted in a very sudden and rapid shift in market sentiment from defensive growth-oriented stocks towards cyclical stocks. As a consequence, economically sensitive stocks performed strongly at the expense of defensive stocks. As the year progressed, the fund was adjusted to take the higher growth scenario into account.
GEIM
Positive performance from the Asian and emerging markets was positive but not enough to offset the effect of our underweighted position in Japan and our heavy weighting in Continental Europe. Weak stock performance in the UK was a negative as well. Among the top performing stocks for us were Taiwan Semiconductor Manufacturing, Sony, and Comverse Technology.

Outlook
SEIM
Most recent economic data confirms that global economic growth is strengthening and that all the major economic blocs will grow in parallel next year. This should lead to a moderate pickup in inflation, resulting in higher bond yields and volatile equity markets. The very high valuation level of the U.S. stock market adds a further note of caution to the outlook. Nevertheless, we remain confident in the longer-term economic and investment outlook. In the new year, as investors come to terms with the changing economic and investment environment, any significant setbacks in share prices should present opportunities to reinvest at attractive levels. GEIM
Consensus estimates for Japanese economic growth have begun to increase. Combined with the announced corporate restructuring plans, this may signal that the long awaited recovery in Japanese corporate profits will start soon. This in turn should provide a big boost to the recovery in the rest of Asia. The outlook for economic recovery in Europe also appears better, though much will depend on how well prepared the European companies are for the Y2K issue. Our analysis shows that most have completed their due diligence and have contingency plans in place to avoid any disruption. We therefore expect investor confidence to improve after the New Year.

/s/ Russell Hogan

Russell Hogan
for the Investment Management Board
Scottish Equitable Investment Management, Ltd.

/s/ Ralph R. Layman

Ralph R. Layman
Co-Fund Manager
GE Investment Management Incorporated


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCI-EAFE (1)       $14,353
Class A             $12,227

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       19.12%    9.86%     2/1/97
Class A (POP)       12.57%    7.61%     2/1/97
MSCI-EAFE (1)       23.32%    14.04%    2/1/97
Class B (NAV)       18.45%    9.18%     2/1/97
Class B (POP)       13.45%    8.23%     2/1/97
Class M (NAV)       18.55%    9.28%     2/1/97
Class M (POP)       16.37%    8.88%     2/1/97
Notes
1    The Morgan Stanley Capital International - Europe, Asia, and Far East
(MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Region as a Percentage of Net Assets

                                10/31/99       10/31/98
Asia/Pacific Rim                    26.9            5.6
Australia                            2.8            1.1
Europe                              62.5           84.8
Latin America                        1.4            1.5
Middle East                          1.1            1.2
North America                        2.5            1.5
Short-term                           3.4            3.1


Global vs. International
"Global" typically refers to worldwide investing; U.S. as well as non-U.S. investments. "International" indicates investments primarily of non-U.S. origin.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX JCC Global

Objective/Focus
Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Market Environment
Global equity markets gained ground late in the period, as a strong rebound in Japanese shares and rising, though volatile, equity prices in the U.S. helped to offset sluggish performance by European markets. The markets managed to end the period higher despite significant pressure late in the summer from a weakening U.S. dollar relative to the Japanese yen, rising commodity prices, and an uncertain interest rate environment.

Performance

Individual successes across a broad range of our positions helped the fund to substantially outperform its benchmark, the MSCI World Index, for the year ended October 31, 1999. Returns were especially strong among our global telecommunications stocks. Please refer to the Performance Table for additional information.

Five Largest Holdings (% of Net Assets)
NTT Mobile Communications                    6.6%
Cisco Systems, Inc.                          4.3%
Tyco International Group SA                  3.1%
Nokia Corp. OY                               2.8%
Mannesman AG                                 2.8%

Strategy Review
We have positioned the fund to take advantage of the advent of wireless data, a mode that clearly represents the next leg of growth for the cellular industry. The most notable example is NTT Mobile Communications, Japan's preeminent cellular provider. The company continues to expand its subscriber roles, which recently surpassed 25 million, a fact that helped NTT Mobile stand out as one of the period's strongest performers. Elsewhere, China Telecom continued to produce results despite the general retreat in emerging market shares. The company is successfully leveraging its near monopoly power in the provision of cellular service in three of Mainland China's most dynamic and rapidly growing provinces.
We were also pleased with the performance of Netherlands-based information technology and telecommunications services provider, Getronics NV. Investors cheered the company's successful integration of rival Wang, as well as an impressive 62% increase in operating earnings during the first half of 1999. Our emphasis on U.S.-based technology companies Cisco Systems and Sun Microsystems also aided performance, as demand for network capacity rose in tandem with the explosive growth in Internet traffic worldwide.

Top Five Countries (% of Net Assets)
United States                 41.2%
Japan                         14.9%
United Kingdom                7.9%
Netherlands                   7.3%
Finland                       5.7%

Additionally, a number of our Japanese shares were boosted by improving economic fundamentals, continuing political and economic reform, and a more sanguine outlook for the country's Asian neighbors. Sony, Takeda Chemical, Fujitsu, and Softbank were among our Japanese standouts during the period. On the other hand, many of our European positions struggled as markets there continued to languish. Our position in Brazilian telecom provider Telebras also traded lower amid the downward volatility in Latin American stocks. However, we remain optimistic about this company, which is the dominant telecom provider in its national market and has the tremendous potential to tap into unmet demand for voice and, eventually, Internet services.

Outlook

Looking forward, we believe that the uncertainty surrounding U.S. interest rates will continue. We are in fact actively looking for ways to exploit the volatility associated with it. We look for European markets to gain momentum and for emerging markets to remain on edge. Meanwhile, we have sought to position the fund to perform well in any environment, selectively adding all-weather companies capable of thriving in virtually any set of circumstances.

/s/ Helen Young Hayes

Helen Young Hayes
Fund Manager
Janus Capital Corporation


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A             $41,639
MSCIW (1)           $29,350

Average Annual Total Returns for the Period Ended 10/31/99

                                             From      Inception
                         1 year    5 year    Inception Date
Class A (NAV)            40.31%    21.75%    23.31%    10/1/92
Class A (POP)            32.59%    20.38%    22.33%    10/1/92
MSCIW (1)                25.25%    16.91%    12.29%    10/1/92
Class B (NAV)            39.62%         -    23.47%    10/1/95
Class B (POP)            34.62%         -    23.33%    10/1/95
Class M (NAV)            39.73%    21.51%    21.26%    10/1/93
Class M (POP)            37.33%    21.26%    21.06%    10/1/93
Notes
1    The Morgan Stanley Capital International World (MSCIW) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Region as a Percentage of Net Assets

                                10/31/99       10/31/98
Asia/Pacific Rim                    17.3            7.6
Europe                              36.1           50.0
Latin America                        2.6            1.3
North America                       34.5           23.1
Short-term                           9.4           23.6

Region
A region represents countries within a given geographic area. Regional analysis is provided for Global and International investors to illustrate the regions in which the fund is invested.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



IDEX Salomon All Cap


Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.


Market Environment
The U.S. stock market continued to be buffeted by the crosswinds of higher expectations for both earnings and interest rates. For the most part, this was due to clear signs of acceleration in global growth. The rotation into the broad market during the June quarter, and the subsequent rotation back into the narrower, high-growth, aggressively valued technology sector, illustrate the market's uncertainty at this inflection point. While the long-term secular trend of growth with low inflation is still intact, the intermediate trend may be shifting to one of a cyclical increase in both inflation and the earnings of economically sensitive companies. In our view, this is normal and healthy for long-term economic growth. Performance
From its inception, March 1, 1999, through October 31, 1999, the fund had strong returns, beating its benchmark, the Russell 3000 Index, by a wide margin. Please see the Performance Table on the following page for additional information. The biggest contributors to the fund's performance were its technology, telecom/media, and energy stocks. Our most material underperformers were tobacco stocks, which are no longer prominent in the fund. We do retain a material position in Nabisco Group Holdings, the former parent of RJR Nabisco, which currently owns about 80% of the country's leading cookie/cracker company.

Five Largest Holdings (% of Net Assets)
Rogers Cantel Mobile
  Communications, Inc.                  4.1%
Costco Wholesale Corp.                  3.5%
Seagate Technology, Inc.                3.3%
Federated Dept. Stores, Inc.            3.1%
Nabisco Group Holdings                  3.0%

Strategy Review
The broad market strategy that the fund employs has the benefit of providing participation in most market environments. By using a bottom-up stock selection process, we find opportunities in most sectors-whether or not the sector is in or out of favor. In recent months, most of our incremental purchases have come from three areas: energy, where fundamentals are improving; traditional retailers, many of whom are out of favor and developing e-commerce strategies; and technology, particularly in companies with "hidden assets". We retain significant exposure to much of the market, with the notable exception of the "dot.com" stocks. We prefer to get our Internet exposure through the myriad of companies that are benefiting from the trend but have sustainable earnings and cash flow that can be valued.

Top Five Industries (% of Net Assets)
Communications                     9.4%
Food Retailers                     6.8%
Computers                          6.1%
Banks                              5.7%
Food - Other                       5.6%

Outlook
The coming year should provide many opportunities within the stock market, particularly in reasonably valued, out-of-favor companies. As global growth accelerates, increased earnings will follow. While this environment may cause price-to-earnings contraction for the market, those companies with accelerating earnings should have stocks that appreciate. Most importantly, the established companies that are embracing today's new technologies with fiscal discipline have a huge long-term opportunity to gain market share and accelerate their growth rates.

/s/ Ross S. Margolies

Ross S. Margolies
Fund Manager
Salomon Brothers Asset Management Inc



This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 3000 (1)    $11,087
Class A             $11,062

Average Annual Total Returns for the Period Ended 10/31/99
                         From      Inception
                         Inception Date
Class A (NAV)            17.03%    3/1/99
Class A (POP)            10.60%    3/1/99
Russell 3000 (1)         10.87%    3/1/99
Class B (NAV)            16.60%    3/1/99
Class B (POP)            11.60%    3/1/99
Class M (NAV)            16.67%    3/1/99
Class M (POP)            14.50%    3/1/99
Notes
1    The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                10/31/99
Basic Materials                      5.3
Consumer Cyclical                   14.2
Consumer Non-Cyclical               14.6
Energy                              10.8
Financial                           11.4
Independent                          1.0
Industrial                           7.0
Technology                          23.4
Utilities                            3.5
Short-term                           5.0
Options                              0.2

Sales Load
Reflected as either front-end or back-end load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX JCC Growth


Objective/Focus
Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

Market Environment
Higher interest rates resulting from continued economic vigor stirred up equity markets during the period, and the broader market finished with mixed results. As we have seen for much of the past two years, the economic data continued to paint the picture of growth with minimal inflation. Nevertheless, the Federal Reserve, ever vigilant, raised interest rates twice, pointing to tight labor markets as the precursor for price pressure. Corporate earnings benefited from the strong economic tailwind, and most companies continued to meet Wall Street's expectations. In many cases, however, those expectations had been lowered, and investors flocked to companies posting solid year-over-year profit gains in response. Performance
This flight to quality earnings benefited the fund, which outpaced its benchmark, the S&P 500 Index, for the year ended October 31, 1999. In particular, we realized solid gains from our semiconductor, telecommunications, and financial exposure. For additional information, please see the Performance Table.

Five Largest Holdings (% of Net Assets)
Nokia Corp. ADR                    8.2%
America Online, Inc.               7.6%
Microsoft Corp.                    6.9%
Cisco Systems, Inc.                5.2%
General Electric Company           4.1%

Strategy Review
The advent of wireless data networks, which would allow users to access the Internet from anywhere, portends a major upgrade cycle for wireless handsets. Our position in Texas Instruments moved higher as investor recognition of the company's burgeoning digital signal processor business
(DSP) accelerated. The company's DSP chips serve as the brains for most of the wireless phones being designed today.
The emergence of wireless data networks also bolstered our telecommunications holdings, especially Vodafone AirTouch and Nokia. Both of these companies should benefit from the increased usage of wireless phones that results from their greater application and utility, including television and bill payment. In fact, these handsets' functionality will broaden so dramatically over the next 10 years, it's not unreasonable to wonder if the word "phone" will join the ranks of the anachronism.

Top Five Industries (% of Net Assets)
Communications                     16.4%
Software                           14.9%
Technology - Diversified           11.8%
Retailers - Specialty              10.0%
Semiconductors                     6.0%

Meanwhile, American Express, our lone representative from the financial sector, resisted the negative tide of higher interest rates that washed over most other financial companies and finished on positive ground. Although the reformation of the antiquated Glass-Steagall Act, which will allow banks, insurers and brokerage firms to enter one another's businesses, certainly contributed to the company's showing during the period, AmEx also continues to define a strong marketing franchise that will separate it from its faceless competitors.
Although overall performance was strong, there were isolated disappointments. Our Internet holdings, for example, continued to languish. Amazon.com declined as investors grew increasingly frustrated by the company's willingness to spend now and put off profitability until later. We, on the other hand, applaud the company's vision and understanding that a strong brand carries weight in the marketplace-especially one like the Internet where consumers are increasingly inundated with choices.
Outlook
From here, volatility, as we have maintained all along, is only likely to increase. For the informed investor, this volatility presents opportunities to invest in great companies at bargain prices. With this in mind, we will continue to do what we do best: hit the road and get to know our holdings better than anyone. In doing so, we hope to gain the insight that is necessary to recognize a great opportunity when it presents itself.

/s/ Scott W. Schoelzel

Scott W. Schoelzel

/s/ Edward Keely

Edward Keely
Co-Fund Managers
Janus Capital Corporation


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Class A             $62,483
S&P 500 (1)         $51,301

Average Annual Total Returns for the Period Ended 10/31/99
                                                  From      Inception
                    1 year    5 year    10 year   Inception Date
Class A (NAV)       61.00%    32.24%    20.79%    20.65%    5/8/86
Class A (POP)       52.14%    30.75%    20.11%    20.14%    5/8/86
S&P 500 (1)         25.66%    25.95%    17.76%    17.01%    5/8/86
Class B (NAV)       60.36%         -         -    31.16%    10/1/95
Class B (POP)       55.36%         -         -    31.05%    10/1/95
Class M (NAV)       60.45%    31.91%         -    24.77%    10/1/93
Class M (POP)       57.85%    31.65%         -    24.56%    10/1/93
Class T (NAV)       61.34%    32.57%    21.21%    21.01%    6/4/85
Class T (POP)       47.63%    30.23%    20.14%    20.26%    6/4/85
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. IDEX JCC Growth Class M shares reflects the maximum applicable contingent deferred sales charge of 1% in the first 18 months after purchase and the maximum sales charge of 1%.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Consumer Cyclical                   19.9            4.6
Consumer Non-Cyclical                3.5           26.2
Energy                               2.1            0.0
Financial                            2.8            4.4
Industrial                           5.5            4.9
Technology                          54.7           42.9
Utilities                            0.0            0.4
Short-term                          12.0           16.1


Comparative Index
A comparative index is a general broad-based index, representative of the objective of the fund, approved by the fund's Investment Adviser.



This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX Goldman Sachs Growth

Objective/Focus
Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

Market Environment
Though investor confidence rode high early in the period, several rounds of Federal Reserve Board rate increases prompted increased volatility in the U.S. stock market. The general market nevertheless ended the reporting period on a positive note, rallying across October as investor fears of rising interest rates eased on the news of moderate third quarter inflation.
Performance
From its inception, March 1, 1999, through October 31, 1999, IDEX Goldman Sachs Growth outperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table for additional information.
Strategy Review
In the technology sector, Intel Corp., Cisco Systems, Inc., Sun Microsystems, Inc., and EMC Corp. performed positively, each benefiting from the explosive growth of the Internet. These well-established companies exhibit the characteristics we seek, including recurring revenues, dominant market presence, and long product lifecycles. We prefer these investments to start-up companies with short track records and growth rates that are often unsustainable.

Five Largest Holdings (% of Net Assets)
Standard & Poor's 500
  Depository Receipts                   3.9%
Microsoft Corp.                         3.8%
General Electric Company                3.5%
Intel Corp.                             2.4%
Bristol-Myers Squibb Co., Inc.          2.2%

In the media and communications sector, our newspaper holdings, Central Newspapers, Inc., The New York Times, and Tribune Company, appreciated due to growth in advertising revenues, which they offer at a discount to alternative media sources.
We were hurt, however, by our positions in the consumer staples area. Avon Products, Inc., which experienced a sales slowdown in Mexico and Brazil, and Coca-Cola Company, which has been plagued by its investment in Russia, both performed poorly. On the other hand, renewed health in the international economy propelled several blue-chip companies, such as Colgate-Palmolive Company and PepsiCo, Inc., to rally at period end.

Top Five Industries (% of Net Assets)
Pharmaceuticals                    9.4%
Communications                     8.8%
Financial - Diversified            7.9%
Broadcasting                       6.6%
Software                           6.2%

In the financial sector, several of our holdings moved into negative territory as a result of investor fears of inflation. These include State Street Corp., Bank of America Corp., and Nationwide Financial Services, Inc. Banc One Corp. also declined after the company announced that earnings would fall materially short of expectations due to a slowdown in growth of their First USA credit card business. Since we believed that Banc One Corp.'s strength was in First USA, we made the decision to liquidate our position in the company, rather than await an uncertain recovery.
Outlook
While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances and a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, should benefit U.S. companies over the long term. Fundamentally, we continue to focus on the core business characteristics that provide a foundation for long-term growth, including strength of franchise, quality of management, and free cash flow. We believe that the enduring competitive advantage of the companies we own have the potential to withstand even an uncertain market environment.

/s/ Herbert E. Ehlers

Herbert E. Ehlers
Fund Manager
Goldman Sachs Asset Management

This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (1)         $11,098
Class A             $10,772

Average Annual Total Returns for the Period Ended 10/31/99
                                   From      Inception
                                   Inception Date
Class A (NAV)                      13.97%    3/1/99
Class A (POP)                      7.70%     3/1/99
S&P 500 (1)                        10.98%    3/1/99
Class B (NAV)                      13.54%    3/1/99
Class B (POP)                      8.54%     3/1/99
Class M (NAV)                      13.61%    3/1/99
Class M (POP)                      11.47%    3/1/99
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                10/31/99
Basic Materials                      0.6
Consumer Cyclical                   17.6
Consumer Non-Cyclical               20.3
Energy                               5.1
Financial                           16.1
Independent                          0.4
Industrial                           3.9
Technology                          23.8
Utilities                            4.0
Short-term                           7.8

CDSC Charge
Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption. The charge declines to zero over a specified time, encouraging the buy and hold approach.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX C.A.S.E. Growth

Objective/Focus
Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.

Market Environment
The stock market, for the most part, maintained a very narrow focus, leaving the performance of most issues to lag that of the major indexes. At the same time, the larger-cap and higher-tech names have often been "priced for perfection", meaning any disappointment in the fundamentals of these stocks has been met with a marked decline in their prices. In times like these, we look towards stocks that have proven more resistant to market choppiness and away from those more sensitive to interest rates. In specific terms, we've been favoring telecommunication, high-growth technology, pharmaceutical, consumer non-cyclicals, finance, and discount retail stocks, avoiding transportation, basic industry, service sector, real estate, and consumer cyclical investments.
Performance
Inside this environment, IDEX C.A.S.E. Growth performed well, substantially outperforming, in fact, its benchmark, the Wilshire 5000 Equity Index. Please refer to the following Performance Table for more details.

Five Largest Holdings (% of Net Assets)
ADC Telecommunications, Inc.                 7.1%
GENESCO, Inc.                                6.9%
Nortel Networks Corp.                        5.1%
MCI WorldCom, Inc.                           4.3%
Jones Apparel Group                          4.2%

Strategy Review
Our investment strategy seeks to take profits on high-priced stocks that appear to have overrun their growth expectations and invest in stocks that demonstrate above-average upside potential. And we are continually attempting to strengthen the fund's underlying fundamentals. Throughout this period, we've attempted to take advantage of the market's uncommon volatility. Overall, we think we've made our strategic adjustments pretty much on our terms-buying during market dips and selling during market peaks.

Top Five Industries (% of Net Assets)
Communications                     21.3%
Retailers - Footwear               8.4%
Semiconductors                     7.2%
Retailers - Apparel                7.0%
Financial - Diversified            5.5%

Outlook
For the near term, the investment environment looks favorable. In terms of the economy, we expect moderate GDP growth, rising personal income, strong consumer confidence, and low unemployment. With all of that, it's our opinion that interest rates will rise, but only to moderate levels, and companies will continue to increase their operating margins. Wage-push demand inflation, balance of trade deficits, and a weakened U.S. dollar are the problem areas we will be monitoring closely.

/s/ William E. Lange

William E. Lange
Fund Manager
C.A.S.E. Management, Inc.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Wilshire 5000 (1)   $21,257
Class A             $14,178

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       30.07%    11.42%    2/1/96
Class A (POP)       22.92%    9.76%     2/1/96
Wilshire 5000 (1)   25.67%    22.27%    2/1/96
S&P 500 (1)         25.66%    24.60%    2/1/96
Class B (NAV)       29.45%    10.79%    2/1/96
Class B (POP)       24.45%    10.38%    2/1/96
Class M (NAV)       29.54%    10.89%    2/1/96
Class M (POP)       27.25%    10.59%    2/1/96
Notes
1    The Wilshire 5000 Equity (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 1998, the fund had selected the Standard and Poor's 500 (S&P 500) Index as its benchmark measure; however, the Wilshire 5000 is more appropriate for comparisons to the fund.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Consumer Cyclical                   20.2           22.5
Consumer Non-Cyclical                8.8           12.0
Energy                               4.1            5.5
Financial                            6.1            6.3
Independent                          2.7            1.6
Industrial                           4.2           14.5
Technology                          43.1           33.6
Utilities                            4.3            0.0
Short-term                           6.6            3.8

Sector
A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



IDEX NWQ Value Equity

Objective/Focus
Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

Market Environment
To say the least, this has been one of the most frustrating periods for value investors in the last twenty years. After 1998, when growth stocks outperformed value stocks by the largest margin on record, the stage was set for a dramatic recovery of value stocks once the necessary catalysts were present. And, indeed, a dramatic rotation into value stocks started this spring as investors became increasingly confident of a global recovery.
Disappointingly, though, this change in market leadership was suddenly interrupted when the Federal Reserve began taking back last year's rate cuts. In response to the central bank's tightenings, the U.S. stock market suffered an approximate 12% decline from the highs of mid-July and sustained its first quarterly decline in over a year. In this environment of increased uncertainty, stock market leadership again became very narrow, focusing almost exclusively on a small number of very high multiple stocks in technology.

Five Largest Holdings (% of Net Assets)
MediaOne Group, Inc.                    3.8%
Texas Instruments, Inc.                 3.5%
Delta Air Lines, Inc.                   3.4%
Federal National Mortgage Assoc.        3.2%
Wells Fargo & Company                   3.1%

Performance
The disappointing performance results for IDEX NWQ Value Equity reflect the unfavorable overall performance of value stocks across the period. For the year ended October 31, 1999, the fund underperformed its benchmark, the S&P
500. Please refer to the Performance Table for more information.
Strategy Review
Though investors have clearly been ignoring value stocks for a time, there has been a record amount of corporate takeover activity in 1999. Within the fund, there were five holdings receiving takeover offers during the first ten months of 1999. We believe this is a clear sign of the undervaluation and potential of the fund's holdings.

Top Five Industries (% of Net Assets)
Insurance                          11.8%
Financial - Diversified            7.5%
Communications                     7.2%
Banks                              6.2%
Oilfield Equipment & Services      5.8%

Outlook
It has long been held that growth outperforms value during periods when economic conditions deteriorate. Accordingly, the global crisis environment that prevailed in 1998 fed investors' appetites for mega-cap growth stocks. The question remains, then, as to what will be the catalyst for a shift back to value. In past cycles, investors have gravitated towards value stocks six to twelve months ahead of an anticipated turn in earnings growth. Today, such a turn would very likely come once it becomes clear that monetary authorities have finished with this current tightening agenda. With that, many of the economic concerns that have driven investors to pay extremely high valuations for a narrow list of "safe" stocks will disappear.
As we saw this spring, what is needed for investors to return to value is a little economic visibility. If, indeed, the Federal Reserve is nearing the end of this string of tightenings, that turn to value may not be too far away. With many value stocks selling at valuations not seen since the beginning of this bull market, patience is required, but the potential is clear.

/s/ Edward C. Friedel

Edward C. Friedel
Fund Manager
NWQ Investment Management Company, Inc.

This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (1)         $18,080
Class A             $10,980

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       4.34%     5.63%     2/1/97
Class A (POP)       (1.40)%   3.47%     2/1/97
S&P 500 (1)         25.66%    24.03%    2/1/97
Class B (NAV)       3.68%     4.98%     2/1/97
Class B (POP)       (1.32)%   3.97%     2/1/97
Class M (NAV)       3.79%     5.08%     2/1/97
Class M (POP)       1.75%     4.70%     2/1/97
Notes
1    The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Basic Materials                      3.6            6.1
Consumer Cyclical                   10.2            6.6
Consumer Non-Cyclical                4.5            1.3
Energy                              10.5           15.1
Financial                           29.7           22.2
Independent                          3.5            6.6
Industrial                          11.1           13.2
Technology                          15.5            7.7
Short-term                          10.1           21.0


Value Investing
Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



IDEX T. Rowe Price Dividend Growth

Objective/Focus
Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

Market Environment
Equities posted solid gains from the fund's inception on March 1, 1999, thanks largely to robust performance from the technology sector. In the large-cap universe, growth issues outpaced value-oriented stocks, though income-oriented stocks struggled amidst higher interest rates.
The types of companies the fund emphasizes-those with consistent earnings and dividend growth-did not fare well during the period. The adverse interest rate environment was particularly damaging to two of our larger sector exposures, financial and real estate-related stocks, although banks and some other financial services companies rebounded late in the period. In addition, the fund is underweighted in technology stocks because they lack the dividend component we seek.

Five Largest Holdings (% of Net Assets)
Bristol-Myers Squibb Co., Inc.          2.3%
Mobil Corp.                             2.1%
Wells Fargo & Company                   2.1%
Federal National Mortgage Assoc.        2.0%
BP Amoco PLC ADR                        1.9%

Performance
Against that backdrop, the fund posted a modest positive return for the period, but lagged its benchmark, the S&P 500. Please refer to the Performance Table for additional information.
Strategy Review
Energy stocks, which benefited from rising oil prices and lower crude production, were among our best performers; BP Amoco, Royal Dutch Petroleum, and Amerada Hess posted robust returns. Mobil, which is being acquired by Exxon, and Chevron were also strong. Utilities also did well for us on the strength of telephone service holdings in ALLTEL, GTE, and Sprint (which is being acquired by MCI Worldcom).
Financial stocks contributed positively as a group, but insurance holdings were hurt by an expected increase in claims stemming from hurricane damage. ACE, PartnerRe, and XL Capital were among the weakest holdings in this area. Other financial stocks, however, rallied broadly in late October amid a drop in long-term rates and hopes that bank reform proposals in Congress would soon become law. This new legislation would essentially tear down decades-old barriers between the banking, securities, and insurance industries and could lead to the creation of huge diversified financial conglomerates like Citigroup, which was one of our best performers this period.
Top Five Industries (% of Net Assets)
Pharmaceuticals                         8.3%
Real Estate                             8.3%
Financial - Diversified                 8.0%
Oil Companies - Major                   7.1%
Utilities - Telephone                   5.0%

Stocks in the consumer nondurables area rose modestly overall. PepsiCo was weak, though General Mills and McCormick advanced. Among other consumer stocks, Colgate-Palmolive fared well, but toy maker Hasbro fell as hype surrounding the new Star Wars movie faded. Healthcare stocks were mixed during the period amid lingering concerns about possible government reforms and drug price regulations. Pharmaceutical stocks Bristol-Myers Squibb and Johnson & Johnson performed well, but American Home Products was hurt by a lawsuit verdict. Real estate-related stocks were disappointing, with Crescent Real Estate, Starwood Hotels & Resorts, and Arden Realty among the biggest decliners.
Outlook
While it was not pleasant to see investors turn away from well-managed growth companies that can increase their dividends, we believe their attractive valuations and long-term prospects will return them to favor, particularly if the Federal Reserve succeeds in cooling the economy's pace.

/s/ William J. Stromberg

William J. Stromberg
Fund Manager
T. Rowe Price Associates, Inc.

This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (1)         $11,098
Class A             $9,716

Average Annual Total Returns for the Period Ended 10/31/99
                         From      Inception
                         Inception Date
Class A (NAV)            2.40%     3/1/99
Class A (POP)            (3.24)%   3/1/99
S&P 500 (1)              10.98%    3/1/99
Class B (NAV)            1.96%     3/1/99
Class B (POP)            (3.04)%   3/1/99
Class M (NAV)            2.03%     3/1/99
Class M (POP)            0.01%     3/1/99
Notes
1    The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                10/31/99
Basic Materials                      3.0
Consumer Cyclical                   10.5
Consumer Non-Cyclical               19.8
Energy                               7.1
Financial                           26.0
Independent                          2.2
Industrial                           5.6
Technology                           7.5
Utilities                            5.5
Short-term                          12.1

Yield
The annual
percentage rate of return attributed to dividends or interest earned on an investment.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX Dean Asset Allocation

Credit Quality of Bonds
(% of Net Assets)
AAA       6.6%
AA        0.7%
A         23.2%
BBB       4.8%
BB        -
B         -
All C's   -
NA        3.3%
Not Rated -

Objective/Focus
Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Market Environment
While most major stock indexes continued their advance into record territory this year, the performance of the "typical" stock suggests a somewhat more bearish environment. Though the S&P 500 produced a robust return for the period, few stocks within the index were able to exceed its performance. Value stocks in particular experienced great difficulty. Investors were concerned with inflation and interest rates as well as premium valuations in the market. Meantime, an earnings disappointment, or any hint of litigation or regulatory uncertainty, was met with little sympathy. In this climate, market participants gravitated more and more to a relatively few mega-cap winners.
Performance
Though our commitment to energy stocks proved to be beneficial this period, most of our financial services stocks suffered, as did our investments in the healthcare sector. Even our "defensive" positions-real estate investment trusts and electric utilities-did not behave as we had hoped. For the year ended October 31, 1999, the fund underperformed both its benchmarks. Please see the Performance Table on the following page for additional information.

Five Largest Holdings (% of Net Assets)
PHH Corp. 11-9-2001           3.4%
Bear Stearns Companies,
  Inc. 8-1-2002               3.4%
Xerox Corp. 11-15-2026        3.4%
Tennessee Valley
  Authority 6-15-2005         3.4%
New Plan Excel Realty
  Trust, Inc. 9-15-2009       3.3%

Strategy Review
Throughout the year, we maintained a cautious approach toward equity allocation. The fund has ranged between 50% and 58% exposure to stocks, where 60% is considered a "neutral" position. While our models are still indicating caution, the forecasts have recently been somewhat more encouraging. As a result, allocation to stocks had increased to 57% of the total fund by the end of the period, and given the opportunities available in the market, we anticipate a continuation of this program to add to the equity portfolio.

Top Five Industries (% of Net Assets)
Banks                                   14.8%
Utilities - Electric                    9.6%
Financial - Diversified                 7.6%
United States Government Agencies       7.3%
Securities Brokers                      6.6%

We continue to emphasize investment themes that reduce the fund's risk profile. For example, the fund's average market capitalization has steadily increased over the past year. It's evident that in times of uncertainty, investors gravitate toward stocks with high liquidity and familiar "brand names", and our growing commitment to large-cap stocks should help provide a "foundation of stability". We continue to uncover firms with what we think are solid management teams, robust operating fundamentals, and leading positions in growing markets, with share prices that have stagnated in this market environment. Our conviction is that the underlying sales and earnings growth in these companies will eventually be reflected in their share prices. Current areas of emphasis include the banking sector, which should benefit from a more favorable regulatory environment and continue a consolidation trend. We are also maintaining a commitment to technology, as well as select consumer staples names.
Outlook
Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors, while providing downside protection in times of market instability.

/s/ John Riazzi

John Riazzi
Fund Manager
Dean Investment Associates


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Russell 3000 (1)    $21,847
Class A             $13,178
LBIGCB (1)          $12,660

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       (3.74)%   8.48%     10/1/95
Class A (POP)       (9.03)%   6.98%     10/1/95
Russell 1000 (1)    16.60%    21.09%    10/1/95
LBIGCB (1)          0.99%     5.95%     10/1/95
S&P 500 (1)         25.66%    25.18%    10/1/95
Composite Index (2) 8.84%     13.83%    10/1/95
Class B (NAV)       (4.36)%   7.78%     10/1/95
Class B (POP)       (9.14)%   7.59%     10/1/95
Class M (NAV)       (4.26)%   7.89%     10/1/95
Class M (POP)       (6.17)%   7.62%     10/1/95
Notes
1    The Russell 1000 Value (Russell 1000) Index and Lehman Brothers
Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 1998, the fund had selected the Standard and Poor's (S&P 500) Index as its benchmark measure; however, the Russell 1000 is more appropriate for comparisons to the fund.
2    The Composite Index reflects an equal blend of the two benchmark indices, the Russell 1000 and the LBIGCB.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Basic Materials                      1.1            4.1
Consumer Cyclical                    7.6           12.4
Consumer Non-Cyclical                5.6            2.6
Energy                               5.3            4.5
Financial                           41.0           25.7
Independent                          3.3            3.7
Industrial                           3.0            4.6
Technology                          10.2            6.5
Utilities                           11.8            6.0
Long-term U.S. Gov't                 6.6           26.2
Short-term                           3.8            3.5


Asset Allocation Investing
Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX LKCM Strategic Total Return

Credit Quality of Bonds
(% of Net Assets)
AAA            6.5%
AA             4.3%
A              14.3%
BBB            3.5%
BB             -
B              1.4%
All C's        -
NA             -
Not Rated      0.9%

Objective/Focus
Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

Market Environment
For most of this period, the focus of the stock market remained on the narrow large-cap growth market. As the fiscal year came to a close, stock market winners were once again limited to a group of "in vogue" stocks and industry groups. Higher interest rates had taken their toll earlier when the market suffered three consecutive down months between July and September. From a bond market perspective, the depressing effect of rising interest rates on bond prices made it a difficult environment for total returns.
Performance
The fund, which invests in both stocks and bonds, provided an attractive absolute return for the year ended October 31, 1999, though it underperformed both its benchmark indexes. Please refer to the Performance Table for additional informantion. As should be expected over time, the fund's common stock investments continued to be a large contributor to its performance during the period.

Five Largest Holdings (% of Net Assets)
Nortel Networks Corp.              2.8%
CBS Corp.                          2.3%
ALLTEL Corp.                       2.2%
Bell Atlantic Corp.                2.2%
Colgate - Palmolive Company        2.2%

Strategy Review
While the fund maintained relatively low exposure to richly valued computer-related technology stocks, we did increase our commitment to shares of communications-related businesses. Alltel, Nortel Networks, and Motorola are examples of holdings that benefited from such explosive communications growth trends as data traffic and wireless telephones. Even Tandy, a top performer during the period, benefited from the trend as the electronics retailer repositioned itself as a one-stop shop for personal communications needs. Another significant factor driving performance was a contrarian move towards energy stocks near the bottom of the oil price lows in late 1998.

Top Five Industries (% of Net Assets)
Utilities - Telephone              10.4%
Financial - Diversified            10.0%
Communications                     9.4%
Household Products                 5.9%
Industrial - Diversified           4.4%

Disappointingly, an over-weighted position in the healthcare sector detracted from performance. Nevertheless, the strong secular growth characteristics of healthcare, specifically medical advances and an aging population, coupled with relatively stable cash flows, warrant a long-term investment commitment to this sector. Moreover, we are well positioned for the consolidation of the health care industry. Overall, individual security selection remains a vital element of the fund's success, but identification of broad trends, communications and energy as two examples, contributed strongly to performance over the fiscal year.
Outlook
The fund's structure remains well suited for the current environment, which to us means an optimistic outlook for financial assets but caution regarding currently high valuations. A continued trend toward rising interest rates or, conversely, a slowing of economic growth would be negatives for these high valuations. At the moment, the economy seems to be adjusting back to its moderate growth, low inflation balance condition-an environment that is altogether favorable. As we approach the new year, we are excited about the promising potential the information-based economy brings to companies that have the foresight to anticipate changing industry dynamics. Most importantly, we remain committed to investing in securities that offer the fund attractive reward/risk opportunities.

/s/ Luther King

Luther King

/s/ Scot C. Hollmann

Scot C. Hollmann
Co-Fund Managers
Luther King Capital Management


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (1)         $32,914
Class A             $19,348
LBIGCB (1)          $14,063

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       11.61%    15.68%    12/2/94
Class A (POP)       5.47%     14.36%    12/2/94
LBIGCB (1)          0.99%     7.18%     12/2/94
S&P 500 (1)         25.66%    27.42%    12/2/94
Composite Index (2) 13.39%    17.79%    12/2/94
Class B (NAV)       10.91%    13.63%    10/1/95
Class B (POP)       5.91%     13.46%    10/1/95
Class M (NAV)       11.02%    15.07%    12/2/94
Class M (POP)       8.91%     14.83%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers
Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2    The Composite Index reflects an equal blend of the two benchmark indices.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Basic Materials                      1.5            2.7
Consumer Cyclical                   11.5           10.1
Consumer Non-Cyclical               14.8           19.9
Energy                               6.8            5.9
Financial                           17.5           19.5
Independent                          1.0            2.0
Industrial                           7.5           14.5
Technology                          19.9            4.8
Utilities                           11.3            7.5
Long-term U.S. Gov't                 6.5           11.3
Short-term                           1.5            1.4


"Style Box" Maturity
Fixed Income
security maturities represented as
short term
(less than 4 years), intermediate term
(4 - 10 years) and long term (more
than 10 years).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX JCC Balanced

Credit Quality of Bonds
(% of Net Assets)
AAA            12.3%
AA             5.5%
A              5.3%
BBB            7.1%
BB             1.6%
B              10.1%
All C's        3.4%
NA             2.3%
Not Rated      0.2%

Objective/Focus
Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Market Environment
A persistent rise in interest rates shook equity markets this period, though solid earnings gains spurred stocks generally higher. The Federal Reserve, looking toward tight labor markets and robust consumer spending, raised interest rates twice during the period despite minimal price pressure at the consumer level. The strong economy continued to support corporate earnings, and many companies posted solid fundamental gains. Performance
For the year ended October 31, 1999, the fund kept pace with its benchmark. Stellar performance from our telecommunications and media companies generally offset poor showings from our retail stocks and bond holdings. Please see the Performance Table for additional information.

Five Largest Holdings (% of Net Assets)
Houston Industries, Inc.                6.8%
U.S. Treasury Notes 8-15-2009           6.3%
Viacom, Inc. Class B                    3.4%
Bank of New York Company, Inc.          3.2%
U.S. Treasury Notes 2-15-2006           2.5%

Strategy Review
Univision, the television broadcaster that appeals to the Hispanic audience, and Infinity Broadcasting, the radio operator, enjoyed strong results. Univision is one of the few television broadcasters that is actually experiencing increases in its ratings. The resulting gains in market share have allowed the company to raise its ad rates by more than 40%.
Our telecommunications holdings also fared well. Companies such as Nokia, the Finnish wireless communications hardware manufacturer, are benefiting from several global trends in telecommunications. Most notable, perhaps, is the emergence of wireless data networks, which will allow users to surf the Internet without being tied to a desk. Other value-added applications, such as online bill payment, should increase usage and spark an impressive hardware upgrade cycle.

Top Five Industries (% of Net Assets)
Communications                     15.4%
Broadcasting                       13.8%
Utilities - Electric               6.8%
Retailers - Specialty              6.3%
Banks                              5.4%

The uptick in interest rates, and the corresponding threat of slower consumer spending, pressured retail holdings like Amazon.com and Staples. One exceptional standout in the retail sector was our position in Home Depot, which investors bid higher on speculation that the damage wrought by Hurricane Floyd would provide a temporary boost to earnings.
Many of our other pharmaceutical holdings declined as the prescription drug industry failed to shake the negative speculation about potential governmental drug price regulation. Although we have substantially reduced our exposure to this sector, we believe our remaining positions possess near-term catalysts that can power the stocks higher. We are particularly excited about Schering Plough's research and development pipeline, which is currently developing compounds for the treatment of cancer and hepatitis, among other diseases.
Outlook
Continued strength in the U.S. economy may drive interest rates higher in the near term. However, our focus remains on hand picking individual companies with compelling business models, excellent management teams, and cutting-edge products or services. We believe that in any market there will be individual opportunities, and we remain committed to finding those companies.


/s/ Blaine P. Rollins

Blaine P. Rollins
Fund Manager
Janus Capital Corporation


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (1)         $32,914
Class A             $24,685
S&P 400 (1)         $14,621

Average Annual Total Returns for the Period Ended 10/31/99
                              From      Inception
                    1 year    Inception Date
Class A (NAV)       30.43%    21.56%    12/2/94
Class A (POP)       23.26%    20.17%    12/2/94
S&P 500 (1)         25.66%    27.42%    12/2/94
LBGCB (1)           (0.66)%   8.03%     12/2/94
Composite Index (2) 12.83%    18.28%    12/2/94
Class B (NAV)       29.64%    21.41%    10/1/95
Class B (POP)       24.64%    21.28%    10/1/95
Class M (NAV)       29.76%    20.92%    12/2/94
Class M (POP)       27.46%    20.67%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers
Government/Corporate Bond (LBGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2    The Composite Index reflects an equal blend of the two benchmark indices, the LBGCB and the S&P 500.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M s,hares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.


Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Basic Materials                      0.0            0.6
Consumer Cyclical                   30.1           28.4
Consumer Non-Cyclical                2.8            5.3
Energy                               1.8            0.0
Financial                           13.7            9.4
Industrial                           3.8            1.7
Technology                          25.1           27.4
Utilities                            6.8            6.7
Long-term U.S Gov't                 11.8           12.3
Short-term                           1.9            7.9

Balanced Investing
The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX JCC Flexible Income


Credit Quality of Bonds
(% of Net Assets)
AAA            7.1%
AA             8.1%
A              10.8%
BBB            26.4%
BB             9.7%
B              20.8%
All C's        2.2%
NA             4.4%
Not Rated      1.2%

Objective/Focus
Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Market Environment
Fixed-income markets struggled this year against rising interest rates, uncertainty over Y2K-related liquidity, and the slumping value of the U.S. dollar relative to the yen. The Federal Reserve responded to the persistent strength in the economy by raising short-term rates twice, for a total of 50 basis points in the six months. The central bank also signaled the possibility of further increases if the economy does not slow. Higher interest rates were especially negative for Treasuries and other high-quality issues. High-yield bonds were better able to withstand the pressure from interest rates, but were plagued by competition from new supply and equity market returns.

Five Largest Holdings (% of Net Assets)
Proctor & Gamble Co. 9-15-2009               3.6%
Wal-Mart Stores, Inc. 8-10-2009              3.6%
Liberty Media Group 144A 7-15-2009           3.6%
Qwest Communications Int'l, Inc.             3.4%
Worldwide Fiber, Inc. 144A 8-1-2009          2.9%

Performance
In this difficult market, our diversification across asset classes helped us outperform our benchmark, the Lehman Brothers Government/Corporate Bond Index, for the year ended October 31, 1999. Please refer to the Performance Table for additional information.

Strategy Review

Given the risks of higher interest rates and lingering uncertainties in the emerging markets, we've maintained a conservative posture with our largest weighting in investment-grade corporate debt. At the same time, we focused on high-yield bonds trading close to their call prices that offered healthy coupon payments and little downside risk. A number of these high-yield holdings are in companies recently acquired by higher-grade companies. Investment-grade companies typically retire expensive debt, in many cases paying a premium to par value. One example is our new position in Unilab, a clinical laboratory testing company that was acquired earlier this year in a leveraged buyout by Kelso and Company. We expect Kelso will pay off Unilab's high-yield debt.

Top Five Industries (% of Net Assets)
Communications                14.5%
Retailers - Broadline         6.8%
Broadcasting                  5.8%
Financial - Diversified       5.3%
Food Retailers                5.1%

Consolidation in the supermarket industry also worked in our favor when two of our large positions, Fred Meyer and Star Markets, were acquired by companies with higher credit ratings. This effectively upgraded the quality of our holdings.
Other positions that contributed favorably to performance were PSINet and Qwest Communications. Internet provider PSINet continues to gain new corporate clients with its reliable, low-cost service. Long-distance carrier Qwest just completed its 18,500-mile, state-of-the-art fiber optic network and continues to grow its revenue at a rapid pace, supported by high demand for its Internet connections and fiber optic services. Moderating our returns was sluggish performance by our positions in Treasury bonds, which declined under the weight of rising interest rates. Additionally, Healthsouth, a health care services provider, saw its stocks and investment-grade bonds decline after it announced lower-than-expected earnings. While we were disappointed by this misstep, we remain positive on the management of this company and are confident they will get back on track.

Outlook

In this uncertain investment climate, we will maintain our focus on quality positions, emphasizing bonds backed by seasoned issuers with solid fundamentals and strong business models. This is a true bond picker's market and one that plays to our strengths. We are confident that our disciplined, research-driven approach will continue to work in our favor, providing solid long-term performance to the fund.

/s/ Ronald V. Speaker

Ronald V. Speaker
Fund Manager
Janus Capital Corporation

This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

LBGCB (1)           $21,274
Class A             $20,389

Average Annual Total Returns for the Period Ended 10/31/99
                                                  From      Inception
                    1 year    5 year    10 year   Inception Date
Class A (NAV)       1.70%     8.22%     7.91%     7.89%     6/29/87
Class A (POP)       (3.13)%   7.17%     7.38%     7.46%     6/29/87
LBGCB (1)           (0.66)%   7.86%     7.84%     8.25%     6/29/87
Class B (NAV)       1.01%          -         -    6.47%     10/1/95
Class B (POP)       (3.99)%        -         -    6.27%     10/1/95
Class M (NAV)       1.11%     7.62%          -    5.77%     10/1/93
Class M (POP)       (0.90)%   7.40%          -    5.60%     10/1/93
Notes
1    The Lehman Brothers Government/Corporate Bond (LBGCB) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Consumer Cyclical                   25.5           27.2
Consumer Non-Cyclical               15.6            7.2
Energy                               0.9            0.0
Financial                           14.7           15.4
Industrial                           3.3            6.5
Technology                          20.9            9.4
Utilities                            3.1            3.3
Long-term U.S. Gov't                 7.1           22.0
Short-term                           7.0            8.1


Credit Ratings
A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX AEGON Income Plus

Credit Quality of Bonds
(% of Net Assets)
AAA            1.1%
AA             -
A              14.4%
BBB            37.4%
BB             10.3%
B              21.5%
All C's        -
D              1.2%
NA             -
Not Rated      5.8%

Objective/Focus
High current income while avoiding excessive risk by investing primarily in fixed-income.

Market Environment
The period was a tale of contrasts. During last year's liquidity crisis, central banks around the world led a coordinated effort to re-liquefy the financial system in order to restore confidence. This led to a substantial tightening of credit spreads during the first half of the 1999 fiscal year. The second half was a different story, with the same central banks, led by the U.S., tightening monetary policy to circumvent inflation fears. This led to a widening of spreads during the second half of the fiscal year and helped exacerbate the rise in yields started at the beginning of the fiscal year.
The high-yield market lost some strength in the latter part of the summer. Increasing default rates and mutual fund outflows, combined with the Federal Reserve's decision to increase rates, caused softness in the market. At the same time, investors were particularly harsh on those companies that missed earnings estimates, breached minor covenants, or showed any potential to have a liquidity strain-all situations the market can overlook during times of strength. The wild card continues to be new issuance. We think dealers will build their inventories in anticipation of the first of the year, Y2K concerns will abate, and the increase in rates will moderate new issue supply-all technical factors that should help the market.

Five Largest Holdings (% of Net Assets)
TCI Communications, Inc.                     4.1%
BankBoston Capital Trust Corp. 12-15-2026    3.8%
Chase Capital Corp. 3-1-2027                 3.7%
HSBC America Capital II 144A 5-15-2027       3.7%
Ralston Purina Company 10-15-2009            3.6%

Performance
For the year ended October 31, 1999, IDEX AEGON Income Plus underperformed its benchmark index, the Merrill Lynch High Yield Master Index. Please see the Performance Table on the following page for further information. Strategy Review
The duration of the fund is approximately equal to our blended index, a stance we took in early 1999 given our belief that growth would be stronger than expected and lead to perceived inflation fears. We continue to maintain a neutral view toward duration and a slightly positive bias to credit as spreads represent compelling value on a historical basis. An increase in interest rates and/or a deteriorating economy pose the key risks to the fund.

Top Five Industries (% of Net Assets)
Financial - Diversified                      9.4%
Other Industrial Services                    8.1%
Banks                                        7.5%
Communications                               6.7%
Publishing                                   5.6%

Outlook

The outlook for fiscal 2000 looks favorable for IDEX AEGON Income Plus. Spreads on high-yield bonds are still wide by historical standards and, given a macro-economic backdrop that is still very favorable to credit, should enable high yield the opportunity to experience positive returns next year. We would caution, however, that due to various technical considerations within the high-yield market and the current tightening bias, we would emphasize issues of higher quality. The interest rate outlook is more sanguine than a year ago as efforts to cool a surging economy appear to be taking hold. Our strategy is to look for signs that the economy will be slowing dramatically and whether or not inflation makes its way through to final reported consumer price indexes, either of which would lead us to become more aggressive toward duration.

/s/ David R. Halfpap

David R. Halfpap

/s/ Bradley J. Beman

Bradley J. Beman

/s/ Craig M. Enright

Craig M. Enright
Co-Fund Managers
AEGON USA Investment Management, Inc.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

MLHYM (1)           $27,886
Class A             $22,259

Average Annual Total Returns for the Period Ended 10/31/99
                                                  From      Inception
                    1 year    5 year    10 year   Inception Date
Class A (NAV)       1.09%     8.48%     8.86%     9.53%     6/14/85
Class A (POP)       (3.71)%   7.43%     8.33%     9.16%     6/14/85
MLHYM (1)           4.48%     9.25%     10.80%    8.91%     6/14/85
Class B (NAV)       0.38%          -         -    5.80%     10/1/95
Class B (POP)       (4.62)%        -         -    5.59%     10/1/95
Class M (NAV)       0.54%     7.88%          -    5.61%     10/1/93
Class M (POP)       (1.46)%   7.66%          -    5.43%     10/1/93
Notes
1    The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
Basic Materials                      2.0            2.8
Consumer Cyclical                   19.7           25.1
Consumer Non-Cyclical                8.0           13.4
Energy                               3.9            4.3
Financial                           26.8           30.2
Industrial                          15.2            8.4
Technology                          11.9            5.6
Utilities                            8.0            8.4
Long-term U.S. Gov't                 3.7            0.0
Short-term                           0.0            0.8


Investment Grade
or Junk?
Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".



This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.




IDEX AEGON Tax Exempt

Credit Quality of Bonds
(% of Net Assets)
AAA            49.5%
AA             39.2%
A              -
BBB            -
BB             -
B              -
All C's        -
NA             -
Not Rated      3.6%

Objective/Focus
Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.


Market Environment
The municipal bond market posted poor relative returns for the last twelve months, trailing the performance of Treasuries and most every other bond sub-sector. Despite much lower supply, municipal yields still rose to their highest levels in more than three years, mostly due to the Treasury market sell-off and weaker demand for municipal bonds. The reduced demand reflects the lack of interest among crossover buyers, primarily property and casualty insurance companies, and the lack of cash flow at the mutual fund level. Changes in the market environment resulted in lower municipal-to-Treasury yield ratios in short-to-intermediate maturities and approximately unchanged on long maturities.

Performance

For the year ended October 31, IDEX AEGON Tax Exempt lagged the average general municipal fund, and the Lehman Brothers Municipal Bond Index. Please see the Performance Table for additional information. The disappointing performance primarily reflected the fund's longer duration and its greater exposure at the long end of the curve, both of which magnified the poor municipal market performance.

Strategy Review

Transaction activity during the year reflected the fund's cash flows and our efforts to adjust its structure, including an appropriate attempt to reduce call risk without sacrificing significant market yield. In retrospect, given the market environment, even more emphasis should have been placed preserving capital rather than minimizing the loss of incremental current income obtained through exposure at the long end of the curve.

Regional Concentration (% of Net Assets)
Northeast           11.7%
Midwest             43.3%
South               19.7%
West                21.7%


Outlook

We currently hold a neutral view on the Treasury bond market, but are positive on municipals. Our belief is that great value exists in this high quality sector of the bond market because the fundamental credit quality (and rating trend) of the municipal market is strong, supply is under control, relative valuation appears to be favorable versus other "spread" sectors, and absolute taxable-equivalent yields remain very attractive. Given the recent steepening, the long end of the municipal curve appears especially cheap. The focus on high quality issuers remains an appropriate strategy for the fund given the continued narrow yield spreads between Aaa and lower-rated issues currently found in the market.




/s/ Jarrell D. Frey

Jarrell D. Frey
Fund Manager
AEGON USA Investment Management, Inc.


This graph compares the 10/31/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

LBMB (1)            $19,916
Class A             $16,272

Average Annual Total Returns for the Period Ended 10/31/99
                                                  From      Inception
                    1 year    5 year    10 year   Inception Date
Class A (NAV)       (6.23)%   4.95%     5.50%     7.10%     4/1/85
Class A (POP)       (10.69)%  3.93%     4.99%     6.74%     4/1/85
LBMB (1)            (1.77)%   6.92%     7.13%     8.56%     4/1/85
Class B (NAV)       (6.89)%        -         -    3.15%     10/1/95
Class B (POP)       (11.55)%       -         -    2.93%     10/1/95
Class M (NAV)       (6.56)%   4.66%          -    3.47%     10/1/93
Class M (POP)       (8.42)%   4.45%          -    3.30%     10/1/93
Notes
1    The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                10/31/99       10/31/98
General Obligation                  27.0           21.1
Revenue Bonds
  Education                          7.5           12.8
  Hospital                           3.7            4.3
  Housing                            8.5            0.0
  Industrial                        16.0           28.0
  Public Facilities                  3.5            4.0
  Transportation                     7.4            4.4
  Utilities                         18.1           23.3
  Short-term                         4.1            0.0

General Obligation vs. Revenue Bonds
Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).



October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX T. ROWE PRICE SMALL CAP
   Description                                        Shares          Value
COMMON STOCK  (93.9%)
 Basic Materials  (0.3%)
  Chemicals
   MacDermid, Inc.                                      300        $10,162

 Consumer, Cyclical  (16.5%)
  Advertising  (1.8%)
   Catalina Marketing Corp. *                           150         14,044
   DoubleClick, Inc. *                                   84         11,760
   Harte-Hanks, Inc.                                    400          7,925
   Insight Enterprises, Inc. *                          200          7,475
   Lamar Advertising Company *                          100          5,400
   TMP Worldwide, Inc. *                                100          6,244
   Valassis Communications, Inc. *                       50          2,150
                                                                    54,998
  Airlines  (1.2%)
   Alaska Air Group, Inc. *                             200          7,950
   Comair Holdings, Inc.                                550         12,693
   Mesaba Holdings, Inc. *                              700          8,050
   Triumph Group, Inc. *                                300          7,219
                                                                    35,912
  Auto Parts and Equipment  (0.7%)
   O'Reilly Automotive, Inc. *                          400         17,450
   Tower Automotive, Inc. *                             300          4,894
                                                                    22,344
  Broadcasting  (2.0%)
   Cox Radio, Inc. Class A *                            300         21,000
   Hispanic Broadcasting Corp. Class A *                100          8,100
   Media General, Inc. Class A                          200         10,925
   USA Networks, Inc. *                                 150          6,759
   Young Broadcasting Corp. Class A *                   300         13,913
                                                                    60,697
  Clothing/Fabric  (1.2%)
   Fossil, Inc. *                                       425         11,741
   Men's Wearhouse, Inc. *                              500         10,968
   Quiksilver, Inc. *                                   550          7,769
   The Buckle, Inc. *                                   400          6,600
                                                                    37,078
  Consumer Electronics  (0.4%)
   Rent-A-Center, Inc. *                                200          3,662
   Rent-Way, Inc. *                                     500          8,313
                                                                    11,975
  Entertainment  (1.5%)
   Imax Corp. *                                         800         16,600
   Premier Parks, Inc. *                                400         11,575
   SFX Entertainment, Inc. Class A *                    300         10,481
   Steinway Musical Instruments, Inc. *                 400          7,100
                                                                    45,756
  Publishing  (0.2%)
   Consolidated Graphics, Inc. *                        400          8,000

  Recreation Products - Other  (0.3%)
   Sunterra Corp. *                                     900          9,000

  Restaurants  (1.5%)
   Applebee's International, Inc.                       400         11,525
   Brinker International, Inc. *                        500         11,656
   Outback Steakhouse, Inc. *                           350          8,050
   RARE Hospitality International, Inc. *               300          5,981
   Sonic Corp. *                                        300          8,400
                                                                    45,612

  Retailers - Apparel  (1.8%)
   G&K Services, Inc.                                   300        $11,269
   Kenneth Cole Productions, Inc. Class A *             200          7,825
   Neiman Marcus Group, Inc. *                          500         11,969
   Pacific Sunwear of California, Inc. *                500         15,093
   Ross Stores, Inc.                                    400          8,250
                                                                    54,406
  Retailers - Broadline  (1.3%)
   Cost Plus, Inc. *                                    300         10,950
   Dollar Tree Stores, Inc. *                           500         21,781
   Family Dollar Stores, Inc.                           300          6,188
                                                                    38,919
  Retailers - Specialty  (2.6%)
   1-800 FLOWERS.COM, Inc. *                            300          3,863
   Barnes & Noble, Inc. *                               200          4,163
   Bed, Bath & Beyond, Inc. *                           200          6,663
   Beyond.com Corp. *                                   600          5,550
   Borders Group, Inc. *                                100          1,300
   Global Imaging Systsems, Inc. *                      400          5,525
   Group 1 Automotive, Inc. *                           400          6,700
   Linens 'n Things, Inc. *                             300         11,925
   MSC Industrial Direct Company, Inc. Class A *        300          2,869
   SCP Pool Corp.                                       100          2,269
   USinternetworking, Inc.                              400         13,324
   Watsco, Inc.                                         800          8,100
   Williams-Sonoma, Inc. *                              200         10,750
                                                                    83,001
 Consumer, Non-Cyclical  (17.3%)
  Consumer Services  (6.1%)
   A.C. Nielsen Corp. *                                 400          8,800
   Apollo Group, Inc. Class A *                         500         13,156
   Avis Rent A Car, Inc. *                              300          5,363
   Bright Horizons Family Solutions, Inc. *             400          5,875
   Carriage Services, Inc. *                            300          2,044
   CORT Business Services Corp. *                       100          2,031
   DeVry, Inc. *                                        300          6,319
   First Consulting Group, Inc. *                       800          6,750
   Hanger Orthopedic Group, Inc. *                      300          3,694
   ITT Educational Services, Inc. *                     500          9,875
   Lason, Inc. *                                        300         11,146
   Learning Tree International, Inc. *                  700         12,863
   META Group, Inc. *                                   200          2,875
   Metris Companies, Inc.                               250          8,609
   Modis Professional Services, Inc. *                1,000         11,188
   Navigant Consulting, Inc. *                          200          5,713
   NOVA Corp. *                                         500         13,000
   Plexus Corp. *                                       400         10,600
   Pre-Paid Legal Services, Inc. *                      300          7,275
   Professional Staff PLC ADR *                         400          2,025
   Romac International, Inc. *                          900          6,075
   StaffMark, Inc. *                                    300          2,156
   Sylvan Learning Systems, Inc. *                      600          7,762
   US Oncology, Inc. *                                  700          3,128
   USWeb Corp. *                                        500         19,375
                                                                   187,697
  Cosmetics  (0.2%)
   Chattem, Inc. *                                      300          5,287

  Food - Other  (0.4%)
   Ben & Jerry's Homemade, Inc. *                       200          3,375
   U.S. Foodservice *                                   500          9,594
                                                                    12,969
  Food Retailers  (1.0%)
   Smithfield Foods, Inc. *                             300          6,825
   The Hain Food Group, Inc. *                          400         10,025
   Whole Foods Market, Inc. *                           200          6,800
   Wild Oats Markets, Inc. *                            200          7,050
                                                                    30,700
  Healthcare  (2.7%)
   Express Scripts, Inc. Class A *                      200         $9,825
   First Health Group Corp. *                           300          6,975
   KV Pharmaceutical Company Class A *                  200          3,475
   MedQuist, Inc. *                                     400         12,800
   National Data Corp.                                  450         10,800
   Orthodontic Centers of America *                     600          8,250
   Theragenics Corp. *                                  900          9,563
   Universal Health Services Class B *                  300          8,813
   Ventana Medical Systems, Inc. *                      100          2,006
   Veterinary Centers of America, Inc. *                300          3,525
   Wesley Jessen VisionCare, Inc. *                     300          8,062
                                                                    84,094
  Household Products  (0.8%)
   Blyth Industries, Inc. *                             500         12,531
   Mohawk Industries, Inc. *                            600         13,763
                                                                    26,294
  Medical Supplies  (2.7%)
   Henry Schein, Inc. *                                 200          2,600
   Lincare Holdings, Inc. *                             600         16,875
   Medco Research, Inc. *                               500         12,063
   Mentor Corp.                                         700         16,494
   Novoste Corp. *                                      400          6,875
   Patterson Dental Company *                           300         13,519
   PSS World Medical, Inc. *                            400          3,100
   STERIS Corp. *                                       300          3,994
   Sybron International Corp. *                         300          7,143
                                                                    82,663
  Pharmaceuticals  (3.4%)
   Advance ParadigM, Inc. *                             100          4,263
   AmeriSource Health Corp. Class A *                   300          4,500
   Andrx Corp. *                                        100          4,775
   Barr Laboratories, Inc. *                            100          3,030
   Duane Reade, Inc. *                                  500         13,438
   Forest Laboratories, Inc. *                          200          9,175
   Jones Pharma, Inc.                                   500         15,500
   Omnicare, Inc.                                     1,100         10,175
   Priority Healthcare Corp. Class B *                  350          7,022
   Roberts Pharmaceutical Corp. *                       400         12,900
   Shire Pharmaceuticals Group PLC ADR *                300          9,525
   Watson Pharmaceuticals, Inc. *                       400         12,700
                                                                   107,003

 Energy  (1.4%)
  Oil Drilling  (0.6%)
   Barrett Resources Corp. *                            200          6,713
   Noble Affiliates, Inc.                               400         10,125
                                                                    16,838
  Oilfield Equipment and Services  (0.8%)
   B.J. Services Company *                              300         10,294
   Cal Dive International, Inc. *                       200          6,725
   Oceaneering International, Inc. *                    400          5,425
   Smith International, Inc. *                          100          3,456
                                                                    25,900
 Financial  (6.5%)
  Banks  (1.3%)
   City National Corp.                                  350         13,562
   Commerce Bancorp, Inc.                               300         13,444
   Community First Bankshares, Inc.                     600         11,419
                                                                    38,425
  Diversified  (1.8%)
   AmeriCredit Corp. *                                  900         15,638
   Heller Financial, Inc.                               118          2,802
   NCO Group, Inc. *                                    500         21,188
   Radian Group, Inc.                                   309         16,319
                                                                    55,947
  Insurance  (1.0%)
   E.W. Blanch Holdings, Inc.                           200        $12,950
   INSpire Insurance Solutions, Inc. *                  650          4,143
   Nationwide Financial Services, Inc.                  200          7,575
   Protective Life Corp.                                200          7,238
                                                                    31,906
  Real Estate  (0.7%)
   Apartment Investment and Management Company Class A  450         16,931
   Catellus Development Corp. *                         500          5,875
                                                                    22,806
  Savings & Loans  (0.2%)
   TeleBanc Financial Corp. *                           200          4,800

  Securities Brokers  (1.5%)
   Affiliated Managers Group, Inc. *                    600         16,050
   Donaldson, Lufkin & Jenrette, Inc. *                 100          1,413
   Legg Mason, Inc.                                     300         10,912
   Waddell & Reed Financial, Inc. Class A               700         16,800
                                                                    45,175
 Industrial  (7.1%)
  Building Materials  (0.2%)
   NCI Building Systems, Inc. *                         300          4,744

  Electronic Components and Equipment  (4.0%)
   Aeroflex, Inc. *                                     200          1,113
   Alpha Industries, Inc. *                             100          5,525
   American Power Conversion Corp. *                    400          8,975
   Amphenol Corp. Class A *                             100          5,913
   Artesyn Technologies, Inc. *                         200          3,950
   C-Cube Microsystems, Inc. *                          200          8,900
   Cohu, Inc.                                           300          5,663
   CTS Corp.                                            200         11,313
   Dionex Corp. *                                       250         11,109
   F.Y.I., Inc. *                                       200          6,600
   Gentex Corp. *                                       600         10,312
   Pentair, Inc.                                        200          7,525
   Powerwave Technologies, Inc. *                       100          6,506
   SCI Systems, Inc. *                                  300         14,812
   SLI, Inc. *                                          400          4,300
   Symbol Technologies, Inc.                            300         11,925
                                                                   124,441
  Heavy Construction  (0.3%)
   Simpson Manufacturing Company, Inc. *                200          8,112

  Heavy Machinery  (0.3%)
   Terex Corp. *                                        400         10,575

  Diversified  (0.2%)
   Rayovac Corp.                                        300          7,462

  Other Industrial Services  (0.9%)
   Dycom Industries, Inc. *                             450         14,653
   Tetra Tech, Inc. *                                   900         14,288
                                                                    28,941
  Pollution Control  (0.6%)
   Casella Waste Systems, Inc. *                        700          9,406
   Catalytica, Inc. *                                   650          8,166
                                                                    17,572
  Trucking  (0.6%)
   Swift Transportation Company, Inc. *                 550          9,590
   USFreightways, Inc.                                  200          9,063
                                                                    18,653
 Technology  (44.8%)
  Advanced Medical Devices  (1.3%)
   DENTSPLY International, Inc.                         300         $6,956
   Renal Care Group, Inc. *                             400          7,450
   ResMed, Inc. *                                       200          6,925
   VISX, Inc. *                                         200         12,513
   Xomed Surgical Products, Inc. *                      100          6,081
                                                                    39,925
  Aerospace/Defense  (0.2%)
   Orbital Sciences Corp. *                             400          5,900

  Biotechnology  (1.4%)
   Biogen, Inc. *                                       100          7,412
   CYTYC Corp. *                                        400         15,900
   Inhale Therapeutic Systems, Inc. *                   400         11,025
   Molecular Devices Corp. *                            100          3,700
   Serologicals Corp. *                                 700          2,713
   The Liposome Company, Inc. *                         400          3,150
                                                                    43,900
  Communications  (6.7%)
   ADC Telecommunications, Inc. *                       171          8,155
   Adelphia Communications Corp. *                        1             43
   American Tower Corp. Class A *                       500          9,531
   Andrew Corp. *                                       300          3,862
   AT&T Canada, Inc. *                                  300          9,675
   AVT Corp. *                                          400         13,400
   CommScope, Inc. *                                    300         11,962
   Concord Communications, Inc. *                       300         15,581
   Crown Castle International Corp. *                   700         13,475
   Emmis Communications Corp. Class A *                 350         25,244
   Gilat Satellite Networks, Ltd. *                     350         18,244
   ICG Communications, Inc. *                           500          8,188
   ITC DeltaCom, Inc. *                                 500         12,000
   Pinnacle Holdings, Inc. *                            200          4,800
   Polycom, Inc. *                                      400         20,000
   Premisys Communications, Inc. *                      600          5,812
   Time Warner Telecom, Inc. Class A *                  400         10,075
   United States Cellular Corp. *                       200         17,700
                                                                   207,747
  Computers  (4.3%)
   CDW Computer Centers, Inc. *                         300         18,525
   CIBER, Inc. *                                        500          8,156
   Citrix Systems, Inc. *                               200         12,825
   Cybex Computer Products Corp. *                      500         19,531
   Fair, Isaac and Company, Inc.                        200          7,725
   InterVoice, Inc. *                                   900         11,138
   Jack Henry & Associates, Inc.                        300         10,912
   Mapics, Inc. *                                       200          1,700
   Mastech Corp. *                                      400          6,850
   Metamor Worldwide, Inc. *                            400          7,550
   National Computer Systems, Inc.                      300         11,344
   Teradyne, Inc. *                                     200          7,700
   Xircom, Inc. *                                       200         10,088
                                                                   134,044
  Diversified  (2.4%)
   Gartner Group, Inc. Class A                          300          2,925
   JDS Uniphase Corp. *                                 100         16,688
   QRS Corp. *                                          455         25,309
   Quanta Services, Inc. *                              300          8,362
   Tech Data Corp. *                                    300          5,644
   The BISYS Group, Inc. *                              300         15,300
                                                                    74,228
  Industrial   (3.5%)
   American Management Systems, Inc. *                  300         $7,763
   American Xtal Technology *                           300          3,881
   Asyst Technologies, Inc. *                           200          7,750
   ATMI, Inc. *                                         400         10,775
   Benchmark Electronics, Inc. *                        200          3,200
   Cognex Corp. *                                       300          8,981
   Cymer, Inc. *                                        200          7,388
   Kopin Corp. *                                        300         12,600
   RSA Security, Inc. *                                 600         21,300
   Spectrian Corp. *                                    300         10,050
   Stanford Telecommunications, Inc. *                  200          5,600
   Visual Networks, Inc. *                              200          8,325
                                                                   107,613
  Office Equipment  (0.8%)
   Proxim, Inc. *                                       500         23,405

  Semiconductors  (7.8%)
   Applied Science and Technology, Inc. *               200          4,900
   Burr-Brown Corp. *                                   500         19,656
   Dallas Semiconductor Corp.                           350         20,606
   Etec Systems, Inc. *                                 300         11,456
   Lattice Semiconductor Corp. *                        700         24,763
   Maxim Integrated Products, Inc. *                    100          7,894
   Micro Warehouse, Inc. *                              440         23,925
   Microchip Technology, Inc. *                         300         19,988
   MIPS Technologies, Inc. *                            200          5,775
   Novellus Systems, Inc. *                             250         19,375
   PMC - Sierra, Inc. *                                  80          7,540
   QLogic Corp. *                                       200         20,825
   S3, Inc. *                                           500          5,000
   Sanmina Corp. *                                      150         13,509
   Semtech Corp. *                                      400         15,325
   Texas Instruments, Inc.                                1             62
   TranSwitch Corp. *                                   250         11,765
   Vitesse Semiconductor Corp. *                        240         11,010
                                                                   243,374
  Software  (16.4%)
   Activision, Inc. *                                   500         $7,062
   Actuate Corp. *                                      200          6,800
   Acxiom Corp. *                                       300          4,950
   Affiliated Computer Services, Inc. Class A *         400         15,200
   Ardent Software, Inc. *                              400          8,825
   Black Box Corp. *                                    300         15,225
   Clarify, Inc. *                                      200         15,450
   Cognos, Inc. *                                       300          8,512
   Comverse Technology, Inc. *                          100         11,350
   Dendrite International, Inc. *                       150          4,706
   Digital River, Inc. *                                300          6,806
   Electronic Arts, Inc. *                              100          8,081
   Electronics For Imaging *                            100          4,031
   Engineering Animation, Inc. *                        100            900
   FactSet Research Systems, Inc.                       300         19,931
   Great Plains Software, Inc. *                        200         11,100
   Hyperion Solutions Corp. *                           600         14,625
   InfoCure Corp. *                                     200          3,150
   Inter-Tel, Inc.                                      600          9,525
   Intuit, Inc. *                                       420         12,232
   ISS Group, Inc. *                                    300         11,438
   Keane, Inc. *                                        300          7,050
   Legato Systems, Inc. *                               300         16,125
   Liberate Technologies *                              200         13,625
   Macromedia, Inc. *                                   300         19,331
   Mercury Interactive Corp. *                          150         12,169
   Micromuse, Inc. *                                    100         10,688
   National Instruments Corp. *                         600         18,038
   Network Associates, Inc. *                           300          5,494
   Pegasus Systems, Inc. *                              300         12,825
   Peregrine Systems, Inc. *                            300         13,162
   Pinnacle Systems, Inc. *                             500         13,875
   Preview Travel, Inc. *                               300          9,150
   PSINet, Inc. *                                       200          7,200
   Sterling Commerce, Inc. *                            200          4,688
   Summit Design, Inc. *                                800          2,025
   SunGard Data Systems, Inc. *                         300          7,331
   Sykes Enterprises, Inc. *                            500         15,438
   Symantec Corp. *                                     400         19,100
   Synopsys, Inc. *                                     200         12,462
   Transactions Systems Architects, Inc. Class A *      350         10,763
   Visio Corp. *                                        200          7,919
   WebTrends Corp. *                                    300         18,525
   Whittman-Hart, Inc. *                                350         13,453
   Wind River Systems, Inc. *                           400          8,150
   Zebra Technologies Corp. Class A *                   350         19,031
   Zomax, Inc. *                                        300          8,363
                                                                   505,879

Total Common Stock (cost $2,834,215)                             2,902,879

SHORT-TERM SECURITIES  (6.6%)
 Other Short-Term Securities
   SSgA Money Market Fund
   7-day yield of 5.080% 11-1-1999   (cost $204,000)$204,000      $204,000

Total Investments (100.5%) (cost $3,038,215)                     3,106,879
Liabilities in Excess of Other Assets (-0.5%)                      (14,471)
Net Assets (100.0%)                                             $3,092,408


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX JCC CAPITAL APPRECIATION
   Description                                        Shares          Value
COMMON STOCK  (96.1%)
 Consumer, Cyclical  (20.5%)
  Advertising  (3.6%)
   DoubleClick, Inc. *                               17,985     $2,517,900
   Lamar Advertising Company *                       33,445      1,806,030
                                                                 4,323,930
  Broadcasting  (11.1%)
   AMFM, Inc. *                                      38,425      2,689,750
   Citadel Communications Corp. *                    25,195      1,217,233
   Clear Channel Communications, Inc. *              28,510      2,291,491
   Cox Radio, Inc. Class A *                          2,220        155,400
   Entercom Communications Corp. *                   36,055      1,795,990
   Hispanic Broadcasting Corp. Class A *             48,600      3,936,600
   Univision Communications, Inc. Class A *          16,536      1,406,594
                                                                13,493,058
  Entertainment  (1.7%)
   Premier Parks, Inc. *                             33,785        977,653
   SFX Entertainment, Inc. Class A *                 30,890      1,079,219
                                                                 2,056,872
  Restaurants  (0.5%)
   PizzaExpress PLC +                                40,108        530,668

  Retailers - Specialty  (3.6%)
   Amazon.com, Inc. *                                28,130      1,986,681
   eBay, Inc. *                                      16,780      2,267,398
   Fastenal Company                                   3,925        142,281
                                                                 4,396,360
 Consumer, Non-Cyclical  (10.8%)
  Consumer Services  (3.4%)
   Apollo Group, Inc. Class A *                     157,076      4,133,062

  Medical Supplies  (4.2%)
   MiniMed, Inc. *                                   20,840      1,579,932
   QLT Phototherapeutics, Inc. *                     36,360      1,540,755
   Sepracor, Inc. *                                  23,780      1,978,199
                                                                 5,098,886
  Pharmaceuticals  (3.2%)
   Gilead Sciences, Inc. *                           19,295      1,219,203
   MedImmune, Inc. *                                 22,976      2,573,312
                                                                 3,792,515
 Financial  (1.0%)
  Securities Brokers
   Charles Schwab Corp.                              32,440      1,263,133

 Technology  (58.7%)
  Communications  (22.8%)
   Adelphia Communications Corp. *                   25,625      1,399,766
   AT&T Canada, Inc. *                               61,440      1,981,440
   Clearnet Communications, Inc. *                   14,220        312,840
   Crown Castle International Corp. *               137,355      2,644,084
   Juniper Networks, Inc. *                           6,840      1,885,275
   Level 3 Communications, Inc. *                    32,230      2,203,726
   Metromedia Fiber Network, Inc. Class A *         111,275      3,679,030
   NEXTLINK Communications, Inc. *                   66,935      4,003,550
   Omnipoint Corp. *                                 25,910      2,140,814
   Powertel, Inc. *                                   8,795        517,806
   RF Micro Devices, Inc. *                           4,845        250,123
   Rogers Cantel Mobile Communications, Inc. *       23,980        687,926
   Triton PCS Holdings, Inc. *                        4,945        174,311
   United States Cellular Corp. *                     6,575        581,887
   VoiceStream Wireless Corp. *                      26,500      2,616,875
   Western Wireless Corp. *                          47,070      2,488,826
                                                                27,568,279
  Computers  (8.1%)
   Commerce One, Inc. *                               1,895       $324,519
   Healtheon Corp. *                                 26,975        890,175
   Paychex, Inc.                                    156,182      6,149,666
   VeriSign, Inc. *                                  20,040      2,474,940
                                                                 9,839,300
  Diversified  (10.3%)
   E-Tek Dynamics, Inc. *                            44,305      2,951,821
   Exodus Communications *                           52,550      4,519,300
   Gemstar International Group, Ltd. *               28,895      2,510,252
   InsWeb Corp. *                                     6,145        110,610
   NTL, Inc. *                                       32,527      2,451,723
                                                                12,543,706
  Semiconductors  (10.6%)
   SDL, Inc.                                         48,440      5,973,258
   TriQuint Semiconductor, Inc. *                    27,905      2,232,400
   Vitesse Semiconductor Corp. *                    100,645      4,617,089
                                                                12,822,747
  Software  (6.9%)
   Brocade Communications Systems, Inc. *             2,490        669,810
   Internet Capital Group, Inc. *                     6,200        721,525
   Proxicom, Inc. *                                   6,975        535,331
   PSINet, Inc. *                                    37,690      1,356,840
   VERITAS Software Corp. 144A *                     46,780      5,046,393
                                                                 8,329,899
 Utilities  (5.1%)
  Telephone
   McLeodUSA, Inc. *                                 95,315      4,253,432
   Sprint Corp.                                      23,915      1,983,450
                                                                 6,236,882

Total Common Stock (cost $82,171,764)                          116,429,297

   Description                                     Principal         Value
SHORT-TERM SECURITIES  (5.1%)
 Repurchase Agreements  (0.0%)
  State Street Bank & Trust ***                     $19,286        $19,286
   3.500% Repurchase Agreement dated 10-29-1999
   to be repurchased at $19,291 on 11-1-1999

 United States Government Agencies  (5.1%)
   Federal Home Loan Mortgage Corp.
     5.160%  11-1-1999                            6,100,000      6,100,000

Total Short-Term Securities (cost $6,119,286)                    6,119,286

Total Investments (101.2%) (cost $88,291,050)                  122,548,583
Liabilities In Excess of Other Assets  (-1.2%)                  (1,405,537)
Net Assets (100.0%)                                           $121,143,046


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX PILGRIM BAXTER MID CAP GROWTH
   Description                                        Shares          Value
COMMON STOCK  (81.1%)
 Consumer, Cyclical  (15.3%)
  Advertising  (7.0%)
   Lamar Advertising Company *                        2,900       $156,600
   Omnicom Group, Inc.                                1,700        149,600
   Outdoor Systems, Inc. *                            3,500        148,313
                                                                   454,513
  Broadcasting  (0.3%)
   Cinar Corp. Class B *                              1,100         19,113

  Consumer Electronics  (2.0%)
   Tandy Corp.                                        2,100        132,168

  Entertainment  (1.2%)
   Premier Parks, Inc. *                              2,600         75,237

  Footwear  (2.0%)
   American Eagle Outfitters, Inc. *                  3,000        128,437

  Retailers - Specialty  (2.8%)
   Circuit City Stores, Inc.                          1,200         51,225
   Mettler-Toledo International, Inc. *               2,700         80,494
   Tiffany & Company                                    800         47,600
                                                                   179,319
 Consumer, Non-Cyclical  (7.3%)
  Consumer Services  (3.1%)
   United Rentals, Inc. *                             1,600         29,800
   USWeb Corp. *                                      4,400        170,500
                                                                   200,300
  Healthcare  (1.2%)
   Express Scripts, Inc. Class A *                    1,600         78,600

  Medical Supplies  (0.6%)
   MiniMed, Inc. *                                      500         37,906

  Pharmaceuticals  (2.4%)
   MedImmune, Inc. *                                  1,400        156,800

 Energy  (6.6%)
  Oil Companies - Secondary  (0.4%)
   Devon Energy Corp.                                   700         27,212

  Oil Drilling  (4.5%)
   Apache Corp.                                       1,500         58,500
   Diamond Offshore Drilling, Inc.                    3,700        117,475
   EOG Resources, Inc.                                5,400        112,388
                                                                   288,363
  Oilfield Equipment and Services  (1.7%)
   Cooper Cameron Corp. *                             2,800        108,325

 Financial  (2.3%)
  Banks  (1.4%)
   GreenPoint Financial Corp.                         3,000         85,500

  Diversified  (0.9%)
   Heller Financial, Inc.                             2,500         59,375

 Industrial  (3.2%)
  Electronic Components and Equipment
   L-3 Communications Holdings, Inc. *                  700         29,531
   Optical Coating Laboratory, Inc.                     600         64,125
   Powerwave Technologies, Inc. *                       800         52,050
   Vishay Intertechnology, Inc. *                     2,500         61,094
                                                                   206,800
  Biotechnology  (2.3%)
   Amgen, Inc. *                                      1,300       $103,675
   PE Corp.-PE Biosystems Group                         700         45,413
                                                                   149,088
  Communications  (3.5%)
   ANTEC Corp. *                                      1,600         77,600
   CommScope, Inc. *                                  1,500         59,813
   Ditech Communications Corp. *                        400         35,150
   Juniper Networks, Inc. *                             200         55,125
                                                                   227,688
  Computers  (5.0%)
   Check Point Software Technologies, Ltd. *          1,200        138,825
   InfoSpace.com, Inc. *                              2,200        122,375
   VeriSign, Inc. *                                     500         61,750
                                                                   322,950
  Diversified  (11.5%)
   Ciena Corp. *                                      1,300         45,825
   Emulex Corp. *                                     1,200        187,125
   Exodus Communications *                            1,200        103,200
   Extreme Networks, Inc. *                             500         40,156
   Flextronics International, Ltd. *                    900         63,900
   Gemstar International Group, Ltd. *                  600         52,125
   JDS Uniphase Corp. *                                 800        133,500
   Network Solutions, Inc. *                            500         59,250
   PerkinElmer, Inc.                                  1,400         57,138
                                                                   742,219
  Semiconductors  (16.8%)
   ASM Lithography Holding NV NYRS *                    700         50,837
   Atmel Corp. *                                      2,500         96,562
   Cypress Semiconductor Corp. *                      1,800         46,012
   Fairchild Semiconductor Corp. *                    4,000        101,000
   Intergrated Device Technology, Inc. *              5,500        113,094
   KLA-Tencor Corp. *                                   700         55,431
   Lam Research Corp. *                                 400         33,775
   LSI Logic Corp.                                    1,200         63,825
   Maxim Integrated Products, Inc. *                    500         39,469
   Microchip Technology, Inc. *                         900         59,963
   QLogic Corp. *                                       700         72,888
   Sanmina Corp. *                                    1,100         99,069
   TriQuint Semiconductor, Inc. *                     2,000        160,000
   Xilinx, Inc. *                                     1,200         94,350
                                                                 1,086,275
  Software  (7.3%)
   F5 Networks, Inc. *                                  600         83,250
   Informatica Corp.                                    400         28,900
   Lycos, Inc. *                                      2,300        123,050
   MicroStrategy, Inc. *                              1,000         96,625
   Sycamore Networks, Inc. *                            100         21,500
   Verio, Inc. *                                      1,500         55,969
   VERITAS Software Corp. 144A *                        600         64,725
                                                                   474,019
Total Common Stock (cost $4,562,544)                             5,240,207

   Description                                    Principal          Value
SHORT-TERM SECURITIES  (17.3%)
 Repurchase Agreements
   State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $1,119,095
   on 11-1-1999 (cost $1,118,773)                $1,118,773     $1,118,773

Total Investments (98.4%) (cost $5,681,317)                      6,358,980
Other Assets In Excess of Liabilities (1.6%)                       102,550
Net Assets (100.0%)                                             $6,461,530


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX ALGER AGGRESSIVE GROWTH
   Description                                        Shares          Value
COMMON STOCK  (96.2%)
 Consumer, Cyclical  (19.1%)
  Advertising  (0.9%)
   Omnicom Group, Inc.                               17,700     $1,557,600

  Broadcasting  (5.6%)
   Clear Channel Communications, Inc. *              57,848      4,649,533
   Comcast Corp. Class A                             75,200      3,167,800
   Cox Communications, Inc. Class A *                33,100      1,503,981
                                                                 9,321,314
  Retailers - Broadline  (2.6%)
   Costco Wholesale Corp. *                          16,600      1,333,187
   Wal-Mart Stores, Inc.                             53,400      3,027,113
                                                                 4,360,300
  Retailers - Specialty  (10.0%)
   Amazon.com, Inc. *                                61,400      4,336,375
   Best Buy Company, Inc. *                          28,300      1,572,419
   eBay, Inc. *                                      45,900      6,202,237
   Home Depot, Inc.                                  58,200      4,394,100
                                                                16,505,131
 Consumer, Non-Cyclical  (0.4%)
  Pharmaceuticals
   Bristol-Myers Squibb Company, Inc.                 9,050        695,153

 Energy  (3.1%)
  Oil Drilling  (1.0%)
   EOG Resources, Inc.                               35,800        745,087
   Nabors Industries, Inc. *                         45,400      1,030,013
                                                                 1,775,100
  Oilfield Equipment and Services  (2.1%)
   B.J. Services Company *                           18,800        645,075
   Halliburton Company                               73,750      2,779,453
                                                                 3,424,528
 Financial  (5.9%)
  Diversified  (3.8%)
   American Express Company                           9,200      1,416,800
   Citigroup, Inc.                                   91,500      4,952,438
                                                                 6,369,238
  Insurance  (1.0%)
   American International Group, Inc.                15,500      1,595,531

  Securities Brokers  (1.1%)
   Morgan Stanley, Dean Witter, Discover and Company 16,600      1,831,188

 Independent  (1.7%)
  Conglomerate
   AlliedSignal, Inc.                                49,200      2,801,325

 Industrial  (2.3%)
  Diversified
   Tyco International Group SA +                     97,004      3,874,097

 Technology  (58.8%)
  Biotechnology  (1.7%)
   Amgen, Inc. *                                     34,700      2,767,325

  Communications  (12.3%)
   Ariba, Inc. *                                     10,400      1,612,000
   Cablevision Systems Corp. *                        9,000        608,062
   Cisco Systems, Inc. *                             68,500      5,069,000
   CNET, Inc. *                                      32,600      1,538,313
   Global TeleSystems Group, Inc. *                  51,600      1,235,175
   Motorola, Inc.                                    49,700      4,842,644
   Nextel Communications, Inc. Class A *             36,100      3,111,369
   QUALCOMM, Inc. *                                   9,000      2,004,750
   Rhythms NetConnections, Inc. *                    11,500        335,656
                                                                20,356,969

  Computers  (6.7%)
   Dell Computer Corp. *                             89,200     $3,579,150
   Sun Microsystems, Inc. *                          48,800      5,163,650
   Teradyne, Inc. *                                  60,400      2,325,400
                                                                11,068,200
  Diversified   (4.6%)
   At Home Corp. Series A *                          35,082      1,311,190
   Exodus Communications *                           58,600      5,039,600
   JDS Uniphase Corp. *                               7,600      1,268,250
                                                                 7,619,040
  Industrial   (1.0%)
   IMS HEALTH                                        57,100      1,655,900

  Semiconductors  (18.5%)
   Altera Corp. *                                    51,600      2,509,050
   Applied Materials, Inc. *                         48,100      4,319,981
   ASM Lithography Holding NV NYRS *                 20,600      1,496,075
   Broadcom Corp. Class A *                          10,800      1,380,375
   Conexant Systems, Inc. *                          20,200      1,886,175
   Intel Corp.                                       39,400      3,051,037
   Linear Technology Corp.                           31,000      2,168,063
   Micron Technology, Inc. *                         56,600      4,036,288
   SDL, Inc. *                                       12,300      1,516,744
   Texas Instruments, Inc.                           41,600      3,733,600
   Xilinx, Inc. *                                    59,400      4,670,325
                                                                30,767,713
  Software  (14.0%)
   America Online, Inc. *                            66,600      8,637,188
   BMC Software, Inc. *                              15,400        988,487
   Microsoft Corp. *                                 80,000      7,405,000
   NetScout Systems, Inc. *                          13,000        266,500
   RealNetworks, Inc. *                              11,400      1,250,437
   Sycamore Networks, Inc. *                            300         64,500
   Yahoo!, Inc. *                                    26,107      4,674,785
                                                                23,286,897
 Utilities  (4.9%)
  Electric  (0.5%)
   Calpine Corp.                                     15,000        864,375

  Telephone  (4.4%)
   MCI WorldCom, Inc. *                              46,900      4,024,606
   McLeodUSA, Inc. *                                 28,000      1,249,500
   Sprint Corp.                                      26,000      2,027,000
                                                                 7,301,106
Total Common Stock (cost $118,662,018)                         159,798,030

CONVERTIBLE PREFERRED STOCK  (0.6%)
 Technology
  Diversified
   Nokia Corp. ADR  (cost $495,263)                   8,200        947,612

   Description                                     Principal         Value
SHORT-TERM SECURITIES  (3.5%)
 Commercial Paper  (3.1%)
Atlantis One Funding Corp. 5.330%  11-8-1999     $2,000,000     $1,997,927
Concord Minutemen Capital Company LLC
   5.380% 11-8-1999                               1,000,000        998,954
Coca-Cola Company 5.270%  11-24-1999                600,000        597,980
Enterprise Funding Corp. 5.330%  11-19-1999       1,500,000      1,496,003
                                                                 5,090,864
 Repurchase Agreements  (0.4%)
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 10-29-1999
   to be repurchased at $700,135 on 11-1-1999       699,930        699,930
Total Short-Term Securities (cost $5,790,794)                    5,790,794

Total Investments (100.3%) (cost $124,948,075)                 166,536,436
Liablilities In Excess of Other Assets (-0.3%)                    (521,853)
Net Assets (100.0%)                                           $166,014,583


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
  Description                                         Shares          Value
Australia  (2.8%)
 Common Stock
  Brambles Industries, Ltd.                           2,955        $83,154
  Cable & Wireless Optus, Ltd. *                      7,041         16,129
  News Corp., Ltd.                                    4,780         34,588
  Telstra Corp., Ltd.                                 7,000         35,632
  WMC, Ltd.                                           5,500         23,619
                                                                   193,122

Austria  (0.1%)
 Common Stock
  VA Technologie AG                                     132          8,847


Brazil  (0.2%)
 Common Stock
  Unibanco de Bancos Brasileiros SA GDR                 667         15,424


Canada  (1.2%)
 Common Stock
  ATI Technologies, Inc. *                              624          5,853
  Celestica, Inc. *                                     318         17,507
  CGI Group, Inc. *                                   1,023         22,945
  Nortel Networks Corp.                                 610         37,782
                                                                    84,087

Denmark  (0.7%)
 Common Stock
  Novo-Nordisk A/S Series B                             377         45,340


Finland  (3.0%)
 Common Stock  (1.5%)
  Helsingin Puhelin OY                                   97          4,617
  Merita, Ltd.                                        4,854         28,198
  Pohjola Insurance Group                               180          9,678
  Sampo Insurance Company                             1,133         39,419
  Sonera OY                                             820         24,682
                                                                   106,594
 Convertible Preferred Stock  (1.5%)
  Nokia Corp. OY                                        861         98,773
                                                                   205,367

France  (18.4%)
 Common Stock
  Aerospatiale Matra *                                  787         19,250
  Alcatel Alsthom Compagnie Generale d'Electricite    1,488         45,181
  AXA-UAP                                             1,260        178,141
  Cap Gemini Sogeti SA                                  348         52,833
  Carrefour SA                                          822        152,528
  Castorama Dubois                                      132         39,635
  Coflexip SA ADR                                       552         21,873
  Etablissements Economiques du Casino
     Guichard-Perrachon SA                            1,020        116,142
  Lagardere Group SA                                  1,153         46,801
  Lyonnaise des Eaux SA                                 488         78,976
  Michelin Generale de Etablissments                  1,084         47,314
  Rhodia SA                                             644         12,459
  Rhone-Poulenc Rorer, Inc.                           2,075        116,384
  Schneider SA                                        1,262         87,150
  Societe Generale                                      160         34,918
  Total SA                                            1,539        208,500
  Vivendi                                               181         13,749
                                                                 1,271,834

Germany  (8.7%)
 Common Stock
  Bayerische hypo-und Vereinsbank AG                    326        $21,310
  Commerzbank AG                                         48          1,827
  DaimlerChrysler AG  *                                 404         31,562
  Deutsche Bank AG                                      618         44,156
  Fresenius Medical Care AG                             717         50,005
  Henkel KGaA                                           181         12,270
  Mannesman AG                                        1,090        168,586
  Metallgesellschaft AG                               1,475         30,837
  Muenchener Ruckversicherungs-Namen AG                 208         47,083
  Muenchener Ruckversicherungs-Namen AG Warrants          4            167
  Pruessag AG                                         2,729        148,031
  VEBA AG                                               846         46,336
                                                                   602,170

Greece  (0.4%)
 Common Stock
  Hellenic Telecommunication Organization SA            850         18,075
  Hellenic Telecommunication Organization SA ADR        996         10,583
                                                                    28,658

Hong Kong  (2.9%)
 Common Stock
  Esprit Holdings, Ltd.                              40,000         37,843
  Giordano International, Ltd.                       14,000         14,867
  Hutchison Whampoa, Ltd.                             4,000         40,160
  Johnson Electric Holdings, Ltd.                     7,100         38,383
  Sun Hung Kai Properties, Ltd.                       4,000         32,308
  Television Broadcasts, Ltd.                         7,000         37,392
                                                                   200,953

India  (0.4%)
 Common Stock
  Larsen & Toubro, Ltd. GDR                           1,200         25,800


Ireland  (0.7%)
 Common Stock
  Bank of Ireland                                     3,328         25,929
  CRH PLC                                             1,311         24,796
                                                                    50,725

Israel  (1.1%)
 Common Stock
  ECI Telecom, Ltd. ADR                               1,574         45,843
  Teva Pharmaceutical Industries, Ltd. ADR              600         29,025
                                                                    74,868

Italy  (1.8%)
 Common Stock
  Banca Intesa SpA                                    6,337         27,125
  ENI SpA                                             6,725         39,421
  Montedison SpA                                      2,023          3,615
  Saipem SpA                                          6,920         29,548
  Telecom Italia SpA                                  3,228         25,210
                                                                   124,919

Japan  (20.9%)
 Common Stock
  Advantest Corp.                                       200         30,137
  Asahi Bank, Ltd.                                    5,000         44,438
  Asahi Organic Chemicals Industry Company, Ltd.      4,000         24,187
  Bridgestone Corp.                                   1,000         27,546
  Canon, Inc.                                         3,000         84,941
  Dai-Ichi Kangyo Bank AG                             3,000         41,175
  Daiwa Securities Group, Inc.                        2,000        $21,365
  East Japan Railway Company                              4         24,532
  Fuji Bank, Ltd.                                     4,000         54,900
  Fujitsu, Ltd.                                       2,000         60,275
  Funai Electric Company, Ltd. *                        100         45,302
  Hikari Tsushin, Inc.                                  100         80,526
  Hirose Electric Company, Ltd.                         100         17,458
  Industrial Bank of Japan, Ltd.                      3,000         40,599
  Kawasaki Steel Corp.                                9,000         20,386
  Mazda Motors Corp.                                  6,000         32,652
  Minebea Company, Ltd.                               4,000         53,940
  Mitsubishi Corp.                                    3,000         21,595
  Mitsui & Company, Ltd.                              3,000         22,200
  Mitsukoshi, Ltd.                                    2,000         11,153
  Namco, Ltd. *                                         100          4,722
  Nintendo Company                                      200         31,769
  Nippon Steel Corp.                                 10,000         25,434
  NTT Mobile Communications                               2         53,172
  Promise Company, Ltd.                                 200         13,437
  Ricoh Company, Ltd.                                 1,000         16,326
  Sanwa Bank                                          2,000         29,773
  Shin-Etsu Chemical Company, Ltd.                    1,000         41,271
  Shiseido Company, Ltd.                              1,000         15,261
  Softbank Corp.                                        100         41,559
  Sony Corp.                                            700        109,243
  Sumitomo Electric Industries                        3,000         40,340
  Suzuki Motor Company, Ltd.                          1,000         15,203
  Takeda Chemical Industries, Ltd.                    1,000         57,491
  Tokai Bank, Ltd.                                    4,000         34,936
  Toppan Printing Company, Ltd.                       2,000         24,551
  Toray Industries, Inc.                              4,000         22,075
  Toshiba Corp.                                      11,000         69,258
  Toyota Motor Corp.                                  1,000         34,648
                                                                 1,439,776

Luxembourg  (0.0%)
 Common Stock
  Societe Europeenne de Communication S.A. spon ADR A *   3             46
  Societe Europeenne de Communication S.A. spon ADR B *  29            479
                                                                       525

Mexico  (1.2%)
 Common Stock
  Desc SA de C.V. ADR                                   630         10,001
  Desc SA de C.V. Series B                            5,827          4,755
  Gruma SA *                                          1,060          1,382
  Grupo Carso SA de C.V. ADR *                        2,032         16,960
  Grupo Financiero Banamex *                         10,000         24,862
  Grupo Televisa SA de C.V. GDS *                       487         20,698
  Panamerican Beverages, Inc. Class A ADR               120          1,928
                                                                    80,586

Netherlands  (6.3%)
 Common Stock
  IHC Caland NV                                         754         32,791
  ING Groep NV                                        2,765        163,481
  Ispat International NV NYRS                           773          8,020
  Koninklijke Ahold NV                                1,965         60,494
  Philips Electronics NV                                531         54,584
  STMicroelectronics NV                                 387         34,069
  Vendex KBB NV                                         682         19,953
  VNU NV                                              1,816         61,555
                                                                   434,947
Philippines  (0.1%)
 Common Stock
  San Miguel Corp. Class B                            3,520         $5,091


Portugal  (0.9%)
 Common Stock
  Banco Comercial Portugues SA                          396         11,181
  Jeronimo Martins SGPS SA                              320          8,954
  Portugal Telecom SA                                   920         41,126
                                                                    61,261

Singapore  (1.3%)
 Common Stock
  Overseas-Chinese Banking Corp., Ltd.                3,150         23,698
  Singapore Airlines, Ltd.                            4,000         42,371
  Venture Manufacturing (Singapore), Ltd.             3,000         26,723
                                                                    92,792

South Korea  (1.3%)
 Common Stock
  Kookmin Bank GDR 144A                                 650         10,133
  Korea Electric Power Corp. ADR                      1,900         29,925
  Korea Telecom Corp. ADR *                             506         17,837
  Pohang Iron & Steel Company, Ltd. ADR                 916         30,572
                                                                    88,467

Spain  (2.5%)
 Common Stock
  Argentaria Corporacion Bancaria de Espana SA          934         20,778
  Repsol SA                                             539         11,138
  Telefonica SA                                       8,460        139,499
                                                                   171,415

Sweden  (3.0%)
 Common Stock
  Autoliv, Inc.                                       1,662         53,050
  Fastighets AB Balder                                   75            895
  Investor AB Class B                                   264          3,393
  Invik & Company AB                                     95          6,423
  Kinnevik Investments AB B-Free                        164          3,257
  L.M. Ericsson Telephone Company Class B             3,006        125,247
  Netcom AB *                                           400         16,642
                                                                   208,907

Switzerland  (2.5%)
 Common Stock
  ABB AG                                                 16         25,759
  ABB, Ltd. *                                            71          7,162
  Credit Suisse Group                                   156         30,035
  Novartis AG                                            16         23,972
  Roche Holding AG                                        6         72,151
  Zurich Allied AG                                       26         14,744
                                                                   173,823

Taiwan  (1.9%)
 Common Stock
  Asustek Computer, Inc. GDR                          2,100         29,663
  Synnex Technology International Corp. GDR *           320          6,328
  Taiwan Semiconductor Manufacturing
     Company, Ltd. ADR *                              2,693         93,245
                                                                   129,236
United Kingdom  (11.6%)
 Common Stock
  Airtours PLC                                        8,837        $47,277
  BG PLC                                              4,311         23,931
  BP Amoco PLC                                        2,100         20,399
  British Land Company PLC                            1,740         12,412
  British Telecommunications PLC                      1,770         32,132
  Cable & Wireless Communications PLC *               3,996         42,067
  Cadbury Schweppes PLC                               1,600         10,440
  Celltech Chiroscience PLC *                         1,000          7,495
  Commercial Union PLC                                1,190         17,368
  Corus Group PLC                                     8,659         16,438
  Diageo PLC                                          1,580         16,049
  Electrocomponents PLC                               2,415         21,533
  FKI PLC                                             7,826         20,838
  General Electric Company PLC                        1,280         14,001
  Glaxo Wellcome PLC                                  1,203         35,511
  Granada Group PLC                                   6,172         49,048
  HSBC Holdings PLC                                   3,600         43,210
  Invensys PLC                                       13,066         64,318
  Lloyds TSB Group PLC                                3,780         52,249
  Northern Rock PLC                                   2,500         16,888
  Nycomed Amersham PLC                                4,193         27,119
  Railtrack Group PLC                                   711         14,537
  Reed International PLC                              2,312         13,518
  Rentokil Initial Group PLC                          4,800         16,015
  Royal and Sun Alliance Insurance Group PLC          4,445         30,282
  Saatchi & Saatchi PLC                               1,312          5,035
  Securicor PLC                                       1,700         16,695
  SEMA Group PLC                                      2,016         26,309
  Shell Transport & Trading Company                   2,582         19,797
  Somerfield PLC                                      7,393         15,492
  Tesco PLC                                           6,860         20,351
  Vodafone AirTouch PLC                               5,000         23,339
  WPP Group PLC                                       1,000         10,963
                                                                   803,056

United States  (4.7%)
 Common Stock  (1.3%)
  Comverse Technology, Inc. *                           598         67,873
  Pharmacia & Upjohn, Inc.                               48          2,589
  Telekomunikacja Polska GDR 144A                     3,433         17,409
                                                                    87,871

  Description                                      Principal         Value
 Short-term Securities  (3.4%)
 Repurchase Agreements
       State Street Bank & Trust ***
       3.500% Repurchase Agreement dated 10-29-1999
       to be repurchased at $238,788 on 11-1-1999  $238,719       $238,719
                                                                   326,590

Total Investments (100.6%) (cost $6,009,548)                     6,948,586

Notional
Amount    Description                                                Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
B 5,332   British Pound 11-1-1999                        Buy            $6
B 6,231   British Pound 11-1-1999                       Sell            (7)
E 8,622   Euro 11-1-1999                                 Buy            37
E 2,790   Euro 11-2-1999                                 Buy            12
E 12,369  Euro 11-30-1999                               Sell             9
E 23,205  Euro 11-30-1999                                Buy           (16)
H 777,000 Hong Kong 11-2-1999                           Sell           (13)
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                      28

Liabilities In Excess of Other Assets   (-0.6%)                    (39,988)
Net Assets (100.0%)                                             $6,908,626


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX JCC GLOBAL
  Description                                         Shares          Value
Brazil  (1.0%)
 Common Stock
  Telecomunicacoes Brasileiras Telebras SA ADR *    114,810     $8,940,829


Canada  (2.7%)
 Common Stock
  Le Groupe Videotron Ltee                          238,159      3,399,265
  Nortel Networks Corp.                             179,250     11,102,298
  QLT Phototherapeutics, Inc. *                      31,960      1,354,305
  Rogers Communications, Inc. Class B *              52,888      1,064,372
  Rogers Communications, Inc. *                     133,544      2,704,826
  Shaw Communications                                20,662        628,440
  The Seagram Company, Ltd.                          98,185      4,847,884
                                                                25,101,390

Finland  (5.7%)
 Common Stock  (0.9%)
  Sonera OY                                         146,240      4,401,862
  Tieto Corp. OY                                    111,578      3,882,011
                                                                 8,283,873
 Convertible Preferred Stock  (4.8%)
  Nokia Corp. ADR                                   164,330     18,990,385
  Nokia Corp. OY                                    225,187     25,833,089
                                                                44,823,474
                                                                53,107,347
France  (4.5%)
 Common Stock
  Atos SA *                                          40,444      5,193,565
  Cap Gemini Sogeti SA                               44,923      6,820,174
  Carrefour SA                                       49,978      9,273,758
  Total SA                                           69,369      9,397,942
  Vivendi                                           146,135     11,100,753
                                                                41,786,192

Germany  (3.6%)
 Common Stock
  Mannesman AG                                      166,874     25,809,702
  Marschollek, Lautenschlaeger und Partner AG        20,850      4,392,035
  Porsche AG                                            992      2,719,251
                                                                32,920,988

Hong Kong  (2.4%)
 Common Stock
  China Telecom, Ltd.                             1,588,000      5,437,096
  China Telecom, Ltd. ADR *                         248,780     16,792,650
                                                                22,229,746

Italy  (0.9%)
 Common Stock
  Bipop-Carire SpA                                   87,600      3,717,356
  Telecom Italia SpA                                741,196      4,641,771
                                                                 8,359,127

Japan  (14.9%)
 Common Stock
  Fuji Bank, Ltd.                                   697,000      9,566,273
  Fujitsu, Ltd.                                     305,000      9,191,861
  Ito-Yokado Company, Ltd.                           28,000      2,241,290
  Kirin Brewery Company, Ltd.                       267,000      3,059,775
  NEC Corp.                                         427,000      8,647,375
  Nippon Telegraph & Telephone Corp.                    186      2,856,320
  NTT Data Communications Systems Corp.                 529      8,377,483
  NTT Mobile Communications                           2,290     60,882,042
  Rohm Company, Ltd.                                  7,800      1,751,800
  Softbank Corp.                                     16,400      6,815,625
  Sony Corp.                                         60,900     $9,504,118
  Takeda Chemical Industries, Ltd.                  178,000     10,233,420
  Tokio Marine & Fire Insurance Company              97,000      1,270,804
  Yamanouchi Parmaceutica                            71,000      3,223,246
                                                               137,621,432
Mexico  (1.6%)
 Common Stock
  Grupo Televisa SA de C.V. GDS *                   121,540      5,165,450
  Telefonos de Mexico SA de C.V. ADR                116,290      9,942,795
                                                                15,108,245
Netherlands  (7.3%)
 Common Stock
  ASM Lithography Holding NV *                       33,301      2,355,830
  ASM Lithography Holding NV NYRS *                   5,690        413,236
  EQUANT NV NYRS *                                   26,193      2,540,721
  EQUANT NV NYRS *                                   22,032      2,148,621
  Getronics NV                                      282,124     14,098,814
  Gucci Group NV                                      5,193        416,920
  Gucci Group NV ADR                                 72,365      5,843,474
  Koninklijke (Royal) Philips Electronics NV NYRS    85,002      8,834,895
  Philips Electronics NV                            122,774     12,620,462
  STMicroelectronics NV                              52,274      4,601,892
  TNT Post Group NV                                 314,265      8,018,176
  United Pan-Europe Communications NV *              78,063      6,016,263
                                                                67,909,304

Spain  (1.9%)
 Common Stock
  Argentaria Corporacion Bancaria de Espana SA      118,134      2,627,977
  Banco Bilbao Vizcaya SA                           281,870      3,797,903
  Banco Santander Central Hispano                   184,760      1,922,602
  Tele Pizza SA *                                   189,466      1,014,750
  Telefonica SA                                     442,177      7,291,168
  Telefonica SA ADR *                                25,862      1,291,484
                                                                17,945,884
Sweden  (3.6%)
 Common Stock
  Assa Abloy AB Class B                             776,542      8,656,416
  L.M. Ericsson Telephone Company Class B           169,951      7,081,119
  L.M. Ericsson Telephone Company Class B ADR       168,121      7,187,173
  Securitas AB                                      630,612      9,372,903
  WM Data AB Class B                                 25,851      1,088,122
                                                                33,385,733
Switzerland  (0.7%)
 Common Stock
  ABB, Ltd. *                                        39,966      4,031,266
  Julius Baer Holding, Ltd.                             841      2,533,832
                                                                 6,565,098

United Kingdom  (7.9%)
 Common Stock
  Capita Group PLC                                   51,566        685,659
  COLT Telecom Group PLC *                          295,133      8,838,169
  Compass Group PLC                                 377,861      4,067,893
  Energis PLC *                                     249,602      7,966,974
  Hays PLC                                          513,163      5,870,306
  Logica PLC                                        428,127      6,610,975
  Orange PLC *                                      181,923      4,526,991
  Prudential PLC                                    465,469      7,302,353
  SEMA Group PLC                                    334,563      4,366,109
  Telewest Communication PLC *                    1,337,389      5,693,163
  Telewest Communication PLC *                      121,580        107,907
  Vodafone AirTouch PLC ADR                         242,970     11,647,374
  Vodafone AirTouch PLC                           1,223,125      5,709,332
                                                                73,393,205
United States  (41.2%)
 Common Stock  (30.9%)
  Amazon.com, Inc. *                                 66,630     $4,705,743
  America Online, Inc. *                             81,240     10,535,812
  American Express Company                           54,830      8,443,820
  AMFM, Inc. *                                       38,950      2,726,500
  Applied Materials, Inc. *                          21,935      1,970,037
  AT&T Corp. Liberty Media Class A *                231,810      9,199,959
  Bank of New York Company, Inc.                     95,420      3,995,712
  Cisco Systems, Inc. *                             534,995     39,589,630
  Clear Channel Communications, Inc. *               63,785      5,126,719
  Comcast Corp. Class A                             259,340     10,924,697
  Comverse Technology, Inc. *                        62,185      7,057,998
  Dell Computer Corp. *                             100,685      4,039,986
  Electronic Data Systems Corp.                      43,370      2,537,145
  EMC Corp. *                                       128,315      9,366,995
  Enron Corp.                                       112,160      4,479,390
  Firstar Corp.                                     154,445      4,536,822
  Genentech, Inc. *                                  30,500      4,445,375
  International Business Machines Corp.              39,010      3,837,609
  JDS Uniphase Corp. *                               41,900      6,992,063
  Lucent Technologies, Inc.                          41,555      2,669,909
  Medtronic, Inc.                                   221,995      7,686,576
  Microsoft Corp. *                                 203,430     18,829,989
  Nextel Communications, Inc. Class A                26,195      2,257,682
  NTL, Inc. *                                        63,543      4,789,554
  Paychex, Inc.                                     141,655      5,577,666
  Pfizer, Inc.                                       93,045      3,675,278
  Schering Plough Corp.                             160,795      7,959,353
  Sepracor, Inc. *                                   27,930      2,323,426
  Sprint Corp.                                       65,735      5,451,897
  Staples, Inc. *                                   188,910      4,191,441
  Sun Microsystems, Inc. *                           83,890      8,876,611
  Texas Instruments, Inc.                            89,135      7,999,866
  Time Warner, Inc.                                 322,315     22,461,327
  Tyco International Group SA                       713,353     28,489,535
  Viacom, Inc. Class B *                             98,195      4,394,226
  Warner-Lambert Company                             52,221      4,167,889
                                                               286,314,237
 Convertible Preferred Stock  (0.9%)
  UnitedGlobalCom, Inc. 144A                        132,945      7,976,700


  Description                                      Principal         Value
 Short-term Securities  (9.4%)
  Federal National Mortgage Association
  5.200%  12-17-1999                            $25,000,000    $24,833,889
  5.480%  1-24-2000                              25,000,000     24,680,333
  Household Finance Company
  5.300%  11-1-1999                              37,900,000     37,900,000
                                                 87,414,222
                                                               381,705,159

Total Investments (99.9%) (cost $657,262,794)                  926,079,679

UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (-0.2%) @
B 166,880       British Pound 11-1-1999                 Sell        $3,246
B 221,052       British Pound 11-2-1999                 Sell         2,001
B 836,813       British Pound 11-3-1999                 Sell         4,561
B 310,828       British Pound 11-4-1999                 Sell        (1,365)
B 14,710,000    British Pound 12-9-1999                 Sell      (520,053)
B 6,210,000     British Pound 12-9-1999                  Buy      (137,180)
B 4,100,000     British Pound 4-7-2000                  Sell        43,195
B 4,100,000     British Pound 4-7-2000                   Buy       (61,183)
C 500,000       Canadian Dollar 11-18-1999              Sell         4,097
C 2,700,000     Canadian Dollar 4-7-2000                Sell         5,794
E 112,022       Euro 11-1-1999                          Sell             6
E 1,063,457     Euro 11-30-1999                         Sell         4,969
E 12,800,000    Euro 12-3-1999                          Sell        51,627
E 10,500,000    Euro 12-9-1999                          Sell       218,744
E 10,500,000    Euro 12-9-1999                           Buy      (266,615)
E 18,000,000    Euro 4-14-2000                          Sell       230,568
E 8,800,000     Euro 4-14-2000                           Buy      (301,306)
E 15,700,000    Euro 4-20-2000                          Sell       360,233
H 38,270,800    Hong Kong Dollar 11-2-1999              Sell           850
H 9,000,000     Hong Kong Dollar 5-7-2001                Buy        (3,566)
H 111,000,000   Hong Kong Dollar 5-7-2001               Sell       (78,815)
J 83,417,116    Japanese Yen 11-1-1999                   Buy        (2,637)
J 5,961,121     Japanese Yen 11-1-1999                  Sell           188
J 67,032,004    Japanese Yen 11-2-1999                   Buy         3,894
J 440,000,000   Japanese Yen 11-18-1999                 Sell      (457,129)
J 450,000,000   Japanese Yen 12-3-1999                  Sell      (596,916)
J 2,235,000,000 Japanese Yen 4-7-2000                   Sell      (649,604)
J 2,235,000,000 Japanese Yen 4-7-2000                    Buy       587,217
J 875,000,000   Japanese Yen 4-14-2000                  Sell      (159,767)
J 900,000,000   Japanese Yen 4-20-2000                  Sell      (128,566)
S 3,327,414     Swedish Krona 11-1-1999                  Buy          (986)
F 6,600,000     Swiss Franc 12-3-1999                    Buy       (80,683)
F 8,500,000     Swiss Franc 12-3-1999                   Sell        32,621
Total Unrealized Net Loss on Forward Foreign
Currency Contracts                                              (1,892,560)

Other Assets In Excess of Liabilities   (0.3%)                   2,594,221
Net Assets (100.0%)                                           $926,781,340


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX SALOMON ALL CAP
   Description                                        Shares          Value
COMMON STOCK  (86.8%)
 Basic Materials  (5.3%)
  Chemicals  (2.0%)
   Olin Corp.                                         1,500        $20,719
   OM Group, Inc.                                     1,700         63,750
                                                                    84,469
  Other Non-ferrous  (1.5%)
   The Geon Company                                   2,400         63,000

  Paper Products  (1.8%)
   International Paper Company                        1,400         73,674

 Consumer, Cyclical  (12.8%)
  Auto Manufacturers  (2.3%)
   General Motors Corp. Class H *                     1,310         95,383

  Broadcasting  (2.6%)
   Hearst-Argyle Television, Inc. *                   2,400         48,750
   Sinclair Broadcast Group, Inc. *                   4,100         41,000
   TV Guide, Inc. Class A *                             400         21,050
                                                                   110,800
  Publishing  (0.5%)
   PRIMEDIA, Inc. *                                   1,800         20,137

  Retailers - Apparel  (3.1%)
   Federated Department Stores, Inc. *                3,000        128,062

  Retailers - Broadline  (3.8%)
   Costco Wholesale Corp. *                           1,800        144,563
   Dayton Hudson Corp.                                  200         12,925
                                                                   157,488
  Retailers - Drug Based  (0.5%)
   CombiChem, Inc. *                                  3,200         21,300

 Consumer, Non-Cyclical  (14.6%)
  Food - Other  (5.6%)
   Fine Host Corp. *                                  1,371         12,817
   Hormel Foods Corp.                                 1,700         73,313
   John B. Sanfilippo & Son, Inc. *                   3,800         12,825
   Michael's Stores, Inc.                             3,400         86,700
   Tyson Foods, Inc.                                  3,100         47,275
                                                                   232,930
  Food Retailers  (6.8%)
   Delhaize America, Inc. Class A                       800         15,050
   Delhaize America, Inc. Class B                     4,100         84,563
   Nabisco Group Holdings                             9,900        126,844
   Safeway, Inc. *                                    1,700         60,031
                                                                   286,488
  Pharmaceuticals  (2.2%)
   Pharmacia & Upjohn, Inc.                           1,700         91,693

 Energy  (10.2%)
  Oil Companies - Major  (2.3%)
   Conoco, Inc. Class B                               1,700         46,113
   Unocal Corp.                                       1,400         48,300
                                                                    94,413
  Oil Companies - Secondary  (2.9%)
   Devon Energy Corp.                                 1,800         69,975
   Suncor Energy, Inc.                                1,400         53,375
                                                                   123,350
  Oil Drilling  (1.2%)
   R & B Falcon Corp. *                               4,100         50,994

  Oilfield Equipment and Services  (3.8%)
   Tesoro Petroleum Corp. *                           5,100         61,838
   Tosco Corp.                                        2,100         53,156
   Valero Energy Corp.                                2,400         44,100
                                                                   159,094
 Financial  (11.3%)
  Banks  (5.7%)
   Bank of New York Company, Inc.                     2,000        $83,750
   Comerica, Inc.                                     1,100         65,381
   Mercantile Bankshares Corp.                          700         25,200
   Peoples Heritage Financial Group, Inc.             3,400         64,600
                                                                   238,931
  Diversified (4.1%)
   American General Corp.                               600         44,513
   FleetBoston Financial Corp.                        1,400         61,075
   Goldman Sachs Group, Inc.                            700         49,700
   Neuberger Berman, Inc. *                             500         14,500
                                                                   169,788
  Insurance  (1.5%)
   Protective Life Corp.                              1,800         65,138

 Independent  (1.0%)
  Conglomerate
   Philip Morris Companies, Inc.                      1,700         42,818

 Industrial  (4.7%)
  Containers and Packaging  (1.8%)
   Crown Cork & Seal Company, Inc.                    3,200         76,600

  Electronic Components and Equipment  (0.6%)
   York International Corp.                           1,000         23,562

  Heavy Construction  (1.0%)
   Ingersoll-Rand Company                               800         41,800

  Diversified  (1.3%)
   Harnischfeger Industries, Inc. *                   5,700          6,413
   SpeedFam-IPEC, Inc.                                4,300         47,569
                                                                    53,982
 Technology  (23.4%)
  Communications  (9.4%)
   Amdocs, Ltd. *                                     2,300         63,969
   AT&T Corp. Liberty Media Class A *                 1,700         67,469
   PamAmSat Corp. *                                   1,600         63,200
   Rogers Cantel Mobile Communications, Inc. *        6,000        172,125
   Tellabs, Inc. *                                      400         25,300
                                                                   392,063
  Computers  (6.1%)
   3Com Corp. *                                       2,700         78,300
   International Business Machines Corp.                400         39,350
   Seagate Technology, Inc. *                         4,700        138,356
                                                                   256,006
  Diversified  (1.5%)
   NTL, Inc. *                                          800         60,300

  Semiconductors  (4.0%)
   Advanced Micro Devices, Inc. *                     2,400         47,550
   Cypress Semiconductor Corp. *                      2,000         51,125
   S3, Inc. *                                         6,800         68,000
                                                                   166,675
  Software  (2.4%)
   Comverse Technology, Inc. *                          500         56,750
   Jacada, Ltd. *                                       100          1,450
   Paradigm Geophysical, Ltd. *                       3,900         20,963
   Sycamore Networks, Inc. *                            100         21,500
                                                                   100,663
 Utilities  (3.5%)
  Telephone
   Bell Atlantic Corp.                                1,000         64,937
   GTE Corp.                                            400         30,000
   MCI WorldCom, Inc. *                                 600         51,488
                                                                   146,425
Total Common Stock (cost $3,574,844)                             3,628,026

COMMON STOCK (SHORT SALE)  (0.0%)
 Technology
  Communications
   Iridium World Communications, Ltd. Class A
     (cost -$2,994)                                     300          $(919)

CONVERTIBLE PREFERRED STOCK  (0.6%)
 Energy
  Oil Companies - Major
   Kerr-McGee Corp. (cost $25,781)                      700         26,338

NON-CONVERTIBLE PREFERRED STOCK  (1.4%)
 Consumer, Cyclical
  Broadcasting
   News Corp., Ltd. ADR (cost $60,500)                2,100         57,881

   Description                                    Principal          Value
CONVERTIBLE CORPORATE BONDS  (0.9%)
 Industrial
  Diversified
   Sunbeam Corp. 144A 0.000%  3-25-2018 (cost $41,043)$250,000     $37,500

NON-CONVERTIBLE CORPORATE BONDS  (1.5%)
 Consumer, Cyclical  (0.0%)
  Auto Parts and Equipment
   Breed Technologies, Inc. 9.250%  4-15-2008         5,000            175

 Financial  (0.1%)
  Diversified
   ContiFinancial Corp. 8.375%  8-15-2003            25,000          5,875

 Industrial  (1.4%)
  Diversified
   Harnischfeger Industries, Inc.
        8.900%  3-1-2022 #                           30,000         11,400
        8.700%  6-15-2022 #                          70,000         26,600
        7.250%  12-15-2025 #                         50,000         19,000
                                                                    57,000

Total Non-Convertible Corporate Bonds (cost $89,803)                63,050

SHORT-TERM SECURITIES  (5.0%)
 Repurchase Agreements
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $209,060 on
   11/01/1999 (cost $209,000)                       209,000        209,000

PURCHASED OPTIONS  (0.3%)
 Purchased Calls  (0.0%)
   Iridium World Communications, Ltd. * Jan-25          200            $38

 Purchased Puts  (0.3%)
   Dayton Hudson Corp. Nov-70                           200          1,350
   Iix-interactive Wk Internet Index Nov-33             100            500
   International Business Machines Corp. Nov-90         200            125
   International Business Machines Corp. Nov-120        300          6,450
   Global Crossing, Ltd. * Nov-30                       500            250
   Morgan Stanley High Tech Index Nov-120               100          1,000
   Standard & Poor's 500 Index * Nov-130                300          2,400
                                                                    12,075

Total Purchased Options (cost $10,812)                              12,113

Total Investments (96.5%) (cost $4,008,789)                      4,032,989

   Description                                    Contracts          Value
WRITTEN OPTIONS  (-0.1%)
 Written Calls  (0.0%)
   Iridium World Communications, Ltd. * Jan-7           400          $(150)
   Iridium World Communications, Ltd. * Jan-10          200            (75)
                                                                      (225)
 Written Puts  (-0.1%)
   Iridium World Communications, Ltd. * Jan-10          300         (2,288)

Total Written Options (premium -$2,137)                             (2,513)

Notional
Amount       Description                                             Value
 UNREALIZED GAINS ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.0%) @
 B            6,069  British Pound 11-1-1999          Buy              $44

Other Assets In Excess of Liabilities (3.6%)                       148,330
Net Assets (100.0%)                                             $4,178,850


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX JCC GROWTH
   Description                                        Shares          Value
COMMON STOCK  (79.6%)
 Consumer, Cyclical  (19.6%)
  Broadcasting  (5.5%)
   AMFM, Inc. *                                   1,093,560    $76,549,200
   Comcast Corp. Class A                            886,110     37,327,384
   Time Warner, Inc.                                819,935     57,139,220
                                                               171,015,804
  Entertainment  (1.4%)
   Royal Caribbean Cruises, Ltd.                    818,815     43,448,371

  Retailers - Broadline  (2.7%)
   Costco Wholesale Corp. *                       1,048,310     84,192,397

  Retailers - Specialty  (10.0%)
   Amazon.com, Inc. *                             1,786,630    126,180,744
   eBay, Inc. *                                     186,850     25,248,106
   Home Depot, Inc.                               1,349,655    101,898,953
   Staples, Inc. *                                2,577,010     57,177,409
                                                               310,505,212
 Consumer, Non-Cyclical  (3.5%)
  Beverages  (0.6%)
   Coca-Cola Company                                316,850     18,694,150

  Food Retailers  (2.0%)
   The Kroger Company *                           3,010,030     62,646,249

  Pharmaceuticals  (0.9%)
   Pfizer, Inc.                                     715,895     28,277,853

 Energy  (2.1%)
  Oilfield Equipment and Services
   Enron Corp.                                    1,596,115     63,744,843

 Financial  (2.4%)
  Diversified
   American Express Company                         491,365     75,670,210

 Industrial  (5.5%)
  Diversified
   General Electric Company                         934,630    126,700,779
   Tyco International Group SA                    1,062,940     42,451,166
                                                               169,151,945
 Technology  (46.5%)
  Advanced Medical Devices  (1.8%)
   Medtronic, Inc.                                1,636,000     56,646,500

  Communications  (16.4%)
   AT&T Corp. Liberty Media Class A *             1,472,615     58,444,408
   Cisco Systems, Inc. *                          2,191,206    162,149,244
   Juniper Networks, Inc. *                         116,200     32,027,625
   Lucent Technologies, Inc.                      1,264,505     81,244,446
   Nextel Communications, Inc. Class A              730,690     62,976,344
   Nortel Networks Corp.                            396,925     24,584,542
   NTT Mobile Communications +                       14,510     38,576,351
   Vodafone AirTouch PLC ADR                      1,061,560     50,888,533
                                                               510,891,493
  Computers  (3.8%)
   Dell Computer Corp. *                          1,510,640     60,614,430
   EMC Corp. *                                      227,085     16,577,205
   Fiserv, Inc. *                                 1,257,512     40,240,384
                                                               117,432,019
  Diversified  (3.6%)
   Exodus Communications *                          440,780     37,907,080
   JDS Uniphase Corp. *                             207,060     34,553,138
   NTL, Inc. *                                      503,706     37,966,840
                                                               110,427,058
  Semiconductors  (6.0%)
   Lam Research Corp. *                             370,280    $31,265,518
   Texas Instruments, Inc.                          918,300     82,417,425
   Xilinx, Inc. *                                   911,375     71,656,859
                                                               185,339,802
  Software  (14.9%)
   America Online, Inc. *                         1,817,495    235,706,383
   Compuware Corp. *                                461,410     12,832,965
   Microsoft Corp. *                              2,326,000    215,300,375
                                                               463,839,723

Total Common Stock  (cost $1,415,145,338)                    2,471,923,629

CONVERTIBLE PREFERRED STOCK  (8.2%)
 Technology
  Diversified
   Nokia Corp. ADR (cost $38,705,587)             2,191,900    253,301,444

   Description                                     Principal         Value
NON-CONVERTIBLE CORPORATE BONDS  (0.4%)
 Financial
  Diversified
   Charter Communications Holdings
   144A 8.625%  4-1-2009 (cost $12,205,509)     $12,239,000    $11,565,854

SHORT-TERM SECURITIES  (12.0%)
 Commercial Paper  (2.3%)
   Household Finance Company 5.300%  11-1-1999   70,100,000     70,100,000

 Repurchase Agreements  (0.0%)
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $12,367
   on 11-1-1999                                      12,363         12,363

 United States Government Agencies  (9.7%)
   Federal Home Loan Mortgage Corp.
   5.000%  12-10-1999                            50,000,000     49,729,167
   5.050%  11-5-1999                             25,000,000     24,985,972
   5.100%  5-25-2000                             25,000,000     24,270,417
   5.190%  12-17-1999                            75,000,000     74,502,625
   5.200%  11-23-1999                            50,000,000     49,841,111
   5.220%  12-3-1999                             25,000,000     24,884,000
   5.220%  12-10-1999                            25,000,000     24,858,625
   5.220%  12-23-1999                            30,000,000     29,773,800
                                                               302,845,717

Total Short-Term Securities  (cost $372,958,080)               372,958,080

Total Investments (100.2%) (cost $1,839,014,514)             3,109,749,007
Liabilities In Excess of Other Assets (-0.2%)                   (5,677,458)
Net Assets (100.0%)                                         $3,104,071,549


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX GOLDMAN SACHS GROWTH
   Description                                        Shares          Value
COMMON STOCK  (91.8%)
 Basic Materials  (0.6%)
  Chemicals
   E.I. du Pont de Nemours and Company                  431        $27,773

 Consumer, Cyclical  (17.6%)
  Advertising  (0.8%)
   Valassis Communications, Inc. *                      980         42,140

  Auto Manufacturers  (0.3%)
   General Motors Corp.                                 210         14,753

  Broadcasting  (6.6%)
   AMFM, Inc. *                                         510         35,700
   CBS Corp. *                                          990         48,324
   Clear Channel Communications, Inc. *                 382         30,703
   Comcast Corp. Class A                              1,020         42,967
   EchoStar Communications Corp. *                      420         25,988
   Infinity Broadcasting Corp. *                      1,280         44,240
   Time Warner, Inc.                                  1,450        101,047
                                                                   328,969
  Casinos  (0.3%)
   Harrah's Entertainment, Inc. *                       420         12,154

  Consumer Electronics  (1.0%)
   Tandy Corp.                                          810         50,979

  Entertainment  (0.3%)
   Walt Disney Company                                  550         14,506

  Lodging  (0.6%)
   Marriott International, Inc.                         930         31,329

  Publishing  (3.4%)
   A.H. Belo Corp.                                    1,700         34,638
   Central Newspapers, Inc.                             760         32,633
   Gannett Company, Inc.                                460         35,478
   The New York Times Company                           680         27,370
   Tribune Company                                      340         20,400
   Ziff-Davis, Inc. *                                 1,240         18,523
                                                                   169,042
  Restaurants  (0.4%)
   McDonald's Corp.                                     480         19,800

  Retailers - Broadline  (1.9%)
   Wal-Mart Stores, Inc.                              1,700         96,369

  Retailers - Drug Based  (0.8%)
   Walgreen Company                                   1,640         41,307

  Retailers - Specialty  (1.0%)
   Ecolab, Inc.                                         300         10,144
   Home Depot, Inc.                                     530         40,015
                                                                    50,159
  Toys  (0.2%)
   Hasbro, Inc.                                         390          8,044

 Consumer, Non-Cyclical  (20.3%)
  Beverages  (2.4%)
   Coca-Cola Company                                  1,280         75,520
   PepsiCo, Inc.                                      1,260         43,706
                                                                   119,226
  Consumer Services  (1.0%)
   Cendant Corp. *                                    1,210         19,965
   Galileo International, Inc.                          500         15,031
   Service Corp. International                        1,490         14,248
                                                                    49,244
  Cosmetics  (0.7%)
   Avon Products, Inc.                                1,200        $38,700

  Food - Other  (1.6%)
   Ralston Purina Company                             1,640         51,557
   Wm. Wrigley Jr. Company                              350         27,978
                                                                    79,535
  Food Retailers  (0.5%)
   Nabisco Group Holdings                             1,960         25,113

  Household Products  (3.4%)
   Colgate-Palmolive Company                          1,540         93,170
   Proctor & Gamble Company                             520         54,535
   The Clorox Company                                   520         21,288
                                                                   168,993
  Medical Supplies  (1.3%)
   American Home Products Corp.                       1,250         65,312

  Pharmaceuticals  (9.4%)
   Bristol-Myers Squibb Company, Inc.                 1,440        110,610
   CVS Corp.                                            370         16,072
   Eli Lilly and Company                                430         29,616
   Johnson & Johnson                                    470         49,232
   Merck and Company, Inc.                              630         50,124
   Pfizer, Inc.                                       2,480         97,960
   Schering Plough Corp.                                760         37,620
   Warner-Lambert Company                               950         75,822
                                                                   467,056
 Energy  (5.1%)
  Oil Companies - Major  (3.6%)
   Exxon Corp.                                          750         55,547
   Mobil Corp.                                          430         41,495
   Royal Dutch Petroleum Company NYRS                   660         39,559
   Texaco, Inc.                                         550         33,756
   Unocal Corp.                                         220          7,590
                                                                   177,947
  Oil Drilling  (0.2%)
   Atlantic Richfield Company                           120         11,183

  Oilfield Equipment and Services  (1.3%)
   Schlumberger, Ltd.                                 1,040         62,985

 Financial  (16.1%)
  Banks  (2.8%)
   MBNA Corp.                                         2,190         60,499
   State Street Corp.                                 1,040         79,170
                                                                   139,669
  Diversified  (7.9%)
   Bank of America Corp.                                630         40,556
   Citigroup, Inc.                                    1,200         64,950
   First Data Corp. *                                 1,420         64,876
   Standard & Poor's 500 Depository Receipts          1,435        196,057
   Wells Fargo & Company                                550         26,331
                                                                   392,770
  Insurance  (2.1%)
   AMBAC Financial Group, Inc.                          280         16,730
   American International Group, Inc.                   530         54,557
   Hartford Life, Inc. Class A                          320         16,720
   Nationwide Financial Services, Inc.                  430         16,286
                                                                   104,293
  Real Estate  (0.5%)
   Starwood Hotels & Resorts Worldwide, Inc.          1,150         26,378

  United States Government Agencies  (2.8%)
   Federal Home Loan Mortgage Corp.                   1,270        $68,659
   Federal National Mortgage Association              1,020         72,165
                                                                   140,824
 Independent  (0.4%)
  Conglomerate
   Philip Morris Companies, Inc.                        780         19,646

 Industrial  (3.9%)
  Diversified
   General Electric Company                           1,280        173,520
   Minnesota Mining & Manufacturing Company             220         20,914
                                                                   194,434
 Technology  (23.8%)
  Communications  (8.8%)
   AT&T Corp. Liberty Media Class A *                 2,070         82,153
   Cablevision Systems Corp. *                          440         29,728
   Cisco Systems, Inc. *                              1,410        104,340
   Crown Castle International Corp. *                 1,280         24,640
   Lucent Technologies, Inc.                            840         53,970
   MediaOne Group, Inc. *                             1,050         74,616
   QUALCOMM, Inc. *                                     210         46,778
   SBC Communications, Inc.                             470         23,941
                                                                   440,166
  Computers  (5.0%)
   CheckFree Holdings Corp. *                           420         15,698
   Dell Computer Corp. *                                240          9,630
   EMC Corp. *                                          680         49,640
   International Business Machines Corp.                650         63,944
   Sun Microsystems, Inc. *                             810         85,708
   VeriSign, Inc. *                                     180         22,230
                                                                   246,850
  Diversified  (1.0%)
   At Home Corp. Series A *                             570         21,304
   General Instrument Corp. *                           320         17,220
   Network Solutions, Inc. *                             90         10,665
                                                                    49,189
  Semiconductors  (2.8%)
   Intel Corp.                                        1,560       $120,802
   Texas Instruments, Inc.                              220         19,745
                                                                   140,547
  Software  (6.2%)
   America Online, Inc. *                               380         49,281
   Automatic Data Processing, Inc.                      480         23,130
   Microsoft Corp. *                                  2,040        188,827
   Oracle Corp. *                                       760         36,147
   Yahoo!, Inc. *                                        80         14,325
                                                                   311,710
 Utilities  (4.0%)
  Electric  (1.4%)
   The AES Corp. *                                    1,190         67,161

  Telephone  (2.6%)
   GTE Corp.                                            630         47,249
   MCI WorldCom, Inc. *                                 960         82,380
                                                                   129,629

Total Common Stock  (cost $4,308,955)                            4,575,884


   Description                                    Principal          Value
SHORT-TERM SECURITIES  (7.8%)
 Repurchase Agreements
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $389,962
   on 11-1-1999  (cost $389,850)                   $389,850       $389,850

Total Investments (99.6%) (cost $4,698,805)                      4,965,734
Other Assets In Excess of Liabilities  (0.4%)                       21,715
Net Assets (100.0%)                                             $4,987,449


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX C.A.S.E. GROWTH
   Description                                        Shares          Value
COMMON STOCK  (93.5%)
 Consumer, Cyclical  (20.2%)
  Clothing/Fabric  (3.1%)
   Tommy Hilfiger Corp. *                            10,600       $299,450

  Footwear  (6.9%)
   GENESCO, Inc. *                                   51,000        675,750

  Retailers - Apparel  (8.5%)
   Abercrombie & Fitche Company Class A *             5,200        141,700
   Claire's Stores, Inc.                             15,500        273,188
   Jones Apparel Group *                             13,000        411,125
                                                                   826,013
  Retailers - Broadline  (1.7%)
   Kmart Corp. *                                     17,000        171,063

 Consumer, Non-Cyclical  (8.8%)
  Healthcare  (1.0%)
   NovaCare, Inc. *                                 145,000         99,688

  Household Products  (1.9%)
   Proctor & Gamble Company                           1,800        188,775

  Medical Supplies  (0.9%)
   Respironics, Inc. *                               10,800         91,125

  Pharmaceuticals  (5.0%)
   Merck and Company, Inc.                            3,000        238,688
   SmithKline Beecham PLC ADR                         1,300         83,200
   Warner-Lambert Company                             2,000        159,625
                                                                   481,513
 Energy  (4.1%)
  Oil Drilling  (2.5%)
   Diamond Offshore Drilling, Inc.                    2,600         82,550
   Noble Drilling Corp. *                             3,900         86,531
   Transocean Offshore, Inc.                          2,800         76,125
                                                                   245,206
  Oilfield Equipment and Services  (1.6%)
   Halliburton Company                                4,000        150,750

 Financial  (6.1%)
  Banks  (0.6%)
   Bank One Corp.                                     1,600         60,100

  Diversified  (5.5%)
   Bank of America Corp.                              2,600        167,375
   Citigroup, Inc.                                    4,050        219,205
   Washington Mutual, Inc.                            4,200        150,938
                                                                   537,518
 Independent  (2.7%)
  Conglomerates
   AlliedSignal, Inc.                                 1,400         79,712
   U.S. Industries, Inc.                             12,000        177,750
                                                                   257,462
 Industrial  (4.2%)
  Diversified  (2.8%)
   General Electric Company                           2,000        271,125

  Marine Transport  (1.4%)
   Halter Marine Group, Inc. *                       24,600        133,763

 Technology  (43.1%)
  Communications  (21.3%)
   Adaptive Broadband Corp. *                         3,000       $110,812
   ANTEC Corp. *                                      4,200        203,700
   AT&T Corp.                                         5,550        259,462
   Digital Microwave Corp. *                          8,300        123,463
   Lucent Technologies, Inc.                          6,200        398,350
   Nortel Networks Corp.                              8,000        495,500
   Qwest Communications International, Inc. *         5,300        190,800
   US West, Inc.                                      4,800        293,100
                                                                 2,075,187
  Diversified (9.2%)
   ADC Telecommunications, Inc. *                    14,450        689,084
   Jabil Circuit, Inc. *                              4,000        209,000
                                                                   898,084
  Semiconductors  (7.2%)
   Altera Corp. *                                     4,800        233,400
   PMC - Sierra, Inc. *                               2,300        216,775
   Vitesse Semiconductor Corp. *                      3,000        137,625
   Xilinx, Inc. *                                     1,500        117,938
                                                                   705,738
  Software  (5.4%)
   America Online, Inc. *                             2,000        259,375
   Compuware Corp. *                                  6,500        180,782
   Network Associates, Inc. *                         4,500         82,406
                                                                   522,563
 Utilities  (4.3%)
  Telephone
   MCI WorldCom, Inc. *                               4,900        420,481

Total Common Stock (cost $8,652,018)                             9,111,354

   Description                                     Principal         Value
SHORT-TERM SECURITIES  (6.6%)
 Repurchase Agreements
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $646,251
   on 11-1-1999 (cost $646,064)                    $646,064       $646,064

Total Investments (100.1%) (cost $9,298,082)                     9,757,418
Liabilities In Excess of Other Assets  (-0.1%)                     (14,648)
Net Assets (100.0%)                                             $9,742,770


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX NWQ VALUE EQUITY
   Description                                        Shares          Value
COMMON STOCK  (88.6%)
 Basic Materials  (3.6%)
  Chemicals
   Air Products & Chemicals, Inc.                     7,400       $203,500
   Lyondell Chemical Company                         12,500        151,563
   Praxair, Inc.                                      6,000        280,500
                                                                   635,563
 Consumer, Cyclical  (10.2%)
  Airlines  (3.4%)
   Delta Air Lines, Inc.                             11,000        598,812

  Auto Parts and Equipment  (1.9%)
   Delphi Automotive Systems Corp.                   20,000        328,750

  Broadcasting  (3.0%)
   Time Warner, Inc.                                  7,400        515,688

  Retailers - Apparel  (1.3%)
   Federated Department Stores, Inc. *                5,400        230,513

  Retailers - Broadline  (0.6%)
   J.C. Penney Company, Inc.                          4,000        101,500

 Consumer, Non-Cyclical  (4.5%)
  Consumer Services  (1.3%)
   Galileo International, Inc.                        7,500        225,469

  Food Retailers  (1.2%)
   Nabisco Group Holdings                            16,500        211,406

  Healthcare  (2.0%)
   Columbia/HCA Healthcare Corp.                     14,700        354,638

 Energy  (10.5%)
  Oil Companies - Major  (1.2%)
   Conoco, Inc. Class B                               2,702         73,292
   Union Pacific Resources Group, Inc.               10,000        145,000
                                                                   218,292
  Oil Companies - Secondary  (1.1%)
   Ocean Energy, Inc. *                              20,540        188,711

  Oil Drilling  (2.4%)
   Noble Affiliates, Inc.                             3,400         86,063
   Noble Drilling Corp. *                            11,900        264,031
   Transocean Offshore, Inc.                          2,300         62,531
                                                                   412,625
  Oilfield Equipment and Services  (5.8%)
   B.J. Services Company *                            4,400        150,975
   Halliburton Company                               14,000        527,625
   Weatherford International, Inc. *                 10,000        338,750
                                                                 1,017,350
 Financial  (29.7%)
  Banks  (6.2%)
   Bank One Corp.                                     8,500        319,281
   Chase Manhattan Corp.                              3,900        340,763
   First Union Corp.                                 10,100        431,144
                                                                 1,091,188
  Diversified (7.5%)
   Bank of America Corp.                              6,894        443,801
   Citigroup, Inc.                                    3,750        202,969
   Countrywide Credit Industries, Inc.                3,500        118,781
   Wells Fargo & Company                             11,300        540,988
                                                                 1,306,539
  Insurance  (11.8%)
   Aetna, Inc.                                        4,600        231,150
   Allstate Corp.                                     9,900        284,625
   CIGNA Corp.                                        3,500        261,625
   Hartford Financial Services Group, Inc.            9,000        466,312
   Loews Corp.                                        6,400       $453,600
   Travelers Property Casualty Corp. Class A          7,000        252,000
   UnumProvident Corp.                                3,285        108,200
                                                                 2,057,512
  Securities Brokers  (1.0%)
   Bear Stearns Companies, Inc.                       3,885        165,597

  United States Government Agencies  (3.2%)
   Federal National Mortgage Association              8,000        566,000

 Independent  (3.5%)
  Conglomerates
   Fortune Brands, Inc.                               9,000        318,938
   Philip Morris Companies, Inc.                     11,700        294,693
                                                                   613,631
 Industrial  (11.1%)
  Electronic Components and Equipment  (3.6%)
   Emerson Electric Company                           3,100        186,194
   Thomas & Betts Corp.                               3,900        175,012
   W. W. Grainger, Inc.                               3,800        161,025
   York International Corp.                           4,700        110,744
                                                                   632,975
  Heavy Construction  (4.4%)
   Case Corp.                                         6,100        323,300
   Deere & Company                                    4,100        148,625
   Ingersoll-Rand Company                             5,700        297,825
                                                                   769,750
  Diversified  (2.3%)
   Textron, Inc.                                      5,200        401,375

  Pollution Control  (0.8%)
   Waste Management, Inc.                             8,000        147,000

 Technology  (15.5%)
  Aerospace/Defense  (1.8%)
   Lockheed Martin Corp.                              5,400        108,000
   United Technologies Corp.                          3,292        199,166
                                                                   307,166
  Communications  (7.2%)
   AT&T Corp. Liberty Media Class A *                 6,000        238,125
   CoreComm, Ltd. *                                   9,000        354,375
   MediaOne Group, Inc. *                             9,400        667,988
                                                                 1,260,488
  Computers  (1.1%)
   Hewlett-Packard Company                            2,500        185,156

  Diversified  (1.6%)
   NTL, Inc. *                                        3,750        282,656

  Office Equipment  (0.3%)
   Xerox Corp.                                        1,700         47,600

  Semiconductors  (3.5%)
   Texas Instruments, Inc.                            6,900        619,274

Total Common Stock (cost $15,962,202)                           15,493,224

   Description                                     Principal         Value
SHORT-TERM SECURITIES  (10.1%)
 Other Short-Term Securities
   SSgA Money Market Fund
   7-day yield of 5.080% 11-1-1999(cost $1,762,000)$1,762,000   $1,762,000

Total Investments (98.7%) (cost $17,724,202)                    17,255,224
Other Assets In Excess of Liabilities (1.3%)                       232,004
Net Assets (100.0%)                                            $17,487,228


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX T. ROWE PRICE DIVIDEND GROWTH
   Description                                        Shares          Value
COMMON STOCK  (87.2%)
 Basic Materials  (3.0%)
  Chemicals  (1.6%)
   Great Lakes Chemical Corp.                         1,500        $53,250
   RPM, Inc.                                          2,040         24,353
                                                                    77,603
  Paper Products  (1.0%)
   Kimberly-Clark Corp.                                 800         50,500

  Precious Metals  (0.4%)
   Newmont Mining Corp.                               1,000         21,938

 Consumer, Cyclical  (10.5%)
  Advertising  (1.6%)
   Omnicom Group, Inc.                                  900         79,200

  Clothing/Fabric  (0.4%)
   Warnaco Group, Inc.                                1,380         19,665

  Entertainment  (0.8%)
   Carnival Corp.                                       470         20,915
   Walt Disney Company                                  710         18,726
                                                                    39,641
  Footwear  (0.9%)
   Nike, Inc. Class B                                   780         44,021

  Home Construction  (1.6%)
   The Stanley Works                                  1,700         47,175
   Valspar Corp.                                      1,180         35,621
                                                                    82,796
  Home Furnishings  (0.7%)
   Newell Rubbermaid, Inc.                            1,000         34,625

  Lodging  (1.0%)
   Archstone Communities Trust                        2,500         50,000

  Publishing  (1.4%)
   Tribune Company                                    1,020         61,200
   Wolters Kluwer NV +                                  300         10,049
                                                                    71,249
  Retailers - Broadline  (1.5%)
   Dayton Hudson Corp.                                  530         34,251
   Family Dollar Stores, Inc.                         2,100         43,313
                                                                    77,564
  Toys  (0.6%)
   Hasbro, Inc.                                       1,400         28,875

 Consumer, Non-Cyclical  (19.8%)
  Beverages  (1.0%)
   PepsiCo, Inc.                                      1,480         51,338

  Consumer Services  (3.2%)
   C.H. Robinson Worldwide, Inc.                      1,270         42,942
   Galileo International, Inc.                        1,850         55,616
   H&R Block, Inc.                                      900         38,306
   ServiceMaster Company                              1,790         23,382
                                                                   160,246
  Food - Other  (3.1%)
   Albertson's, Inc.                                  1,210         43,920
   General Mills, Inc.                                  300         26,156
   McCormick & Company, Inc.                          1,020         32,003
   Sara Lee Corp.                                     1,990         53,854
                                                                   155,933
  Food Retailers  (0.5%)
   Koninklijke Ahold NV +                               800         24,628

  Household Products  (1.3%)
   Colgate-Palmolive Company                            510        $30,855
   The Black & Decker Corp.                             800         34,400
                                                                    65,255
  Medical Supplies  (2.4%)
   Abbott Laboratories, Inc.                          1,300         52,488
   American Home Products Corp.                       1,300         67,925
                                                                   120,413
  Pharmaceuticals  (8.3%)
   Bristol-Myers Squibb Company, Inc.                 1,520        116,755
   CVS Corp.                                          1,410         61,247
   Johnson & Johnson                                    700         73,325
   Merck and Company, Inc.                              500         39,781
   Pfizer, Inc.                                         900         35,550
   Schering Plough Corp.                                800         39,600
   Warner-Lambert Company                               650         51,878
                                                                   418,136
 Energy  (7.1%)
  Oil Companies - Major
   Amerada Hess Corp.                                   700         40,163
   BP Amoco PLC ADR                                   1,700         98,175
   Chevron Corp.                                        500         45,656
   Mobil Corp.                                        1,100        106,150
   Royal Dutch Petroleum Company NYRS                 1,100         65,931
                                                                   356,075
 Financial  (26.0%)
  Banks  (3.7%)
   Bank of New York Company, Inc.                     1,670         69,931
   Firstar Corp.                                      2,019         59,308
   Huntington Bancshares, Inc.                          654         19,375
   U.S. Bancorp                                       1,060         39,286
                                                                   187,900
  Diversified  (8.0%)
   American General Corp.                               400         29,675
   Associates First Capital Corp. Class A             1,500         54,750
   Bank of America Corp.                                570         36,694
   Citigroup, Inc.                                    1,745         94,448
   Marsh & McLennan Companies, Inc.                     200         15,812
   Mellon Financial Corp.                             1,810         66,857
   Wells Fargo & Company                              2,200        105,325
                                                                   403,561
  Insurance  (1.4%)
   ACE, Ltd.                                          2,350         45,678
   CIGNA Corp.                                          100          7,475
   PartnerRe, Ltd. ADR                                  600         18,713
                                                                    71,866
  Real Estate  (8.3%)
   Arden Realty, Inc.                                 1,490         29,986
   Chelsea GCA Realty, Inc.                             730         22,630
   Cousins Properties, Inc.                           1,050         33,272
   Crescent Real Estate Equities, Inc.                2,330         38,882
   Duke-Weeks Realty Corp.                            2,062         40,475
   Manufactured Homes Communities, Inc.               1,600         37,300
   Reckson Associates Realty Corp.                    2,300         42,550
   Starwood Hotels & Resorts Worldwide, Inc.          1,700         38,994
   Vornado Realty Trust                               1,500         47,531
   XL Capital, Ltd. Class A                           1,600         85,900
                                                                   417,520
  Securities Brokers  (1.5%)
   Waddell & Reed Financial, Inc. Class A               390          9,360
   Waddell & Reed Financial, Inc. Class B             2,720         62,900
                                                                    72,260
  United States Government Agencies  (3.1%)
   Federal Home Loan Mortgage Corp.                   1,000         54,063
   Federal National Mortgage Association              1,400         99,050
                                                                   153,113
 Independent  (2.2%)
  Conglomerates
   AlliedSignal, Inc. *                               1,110        $63,200
   Philip Morris Companies, Inc.                      1,960         49,368
                                                                   112,568
 Industrial  (5.6%)
  Building Materials  (1.2%)
   Masco Corp.                                        1,930         58,865

  Electronic Components and Equipment  (0.4%)
   Analogic Corp.                                       900         23,625

  Diversified  (3.1%)
   General Electric Company                             290         39,313
   ProLogis Trust                                     4,300         83,044
   Tyco International Group SA                          200          7,988
   Tomkins PLC +                                      7,600         25,576
                                                                   155,921
  Pollution Control  (0.9%)
   Rentokil Initial Group PLC +                      13,000         43,375


 Technology  (7.5%)
  Communications  (1.6%)
   MediaOne Group, Inc. *                               160         11,370
   SBC Communications, Inc.                           1,400         71,312
                                                                    82,682
  Computers  (2.3%)
   Compaq Computer Corp.                                400          7,600
   Computer Associates International, Inc.              700         39,550
   Hewlett-Packard Company                              900         66,655
                                                                   113,805
  Diversified  (1.7%)
   DQE, Inc.                                          1,300         51,919
   Teleflex, Inc.                                     1,000         34,062
                                                                    85,981
  Industrial  (0.7%)
   Hubbel, Inc. Class B                                 390         10,797
   IMS HEALTH                                           770         22,330
                                                                    33,127
  Semiconductors  (0.2%)
   Linear Technology Corp.                              150         10,491

  Software  (1.0%)
   Automatic Data Processing, Inc.                      700         33,731
   Reynolds & Reynolds Company Class A                1,050         19,097
                                                                    52,828
 Utilities  (5.5%)
  Electric  (0.5%)
   TECO Energy, Inc.                                  1,270        $28,019

  Telephone  (5.0%)
   ALLTEL Corp.                                       1,100         91,575
   GTE Corp.                                            950         71,250
   Sprint Corp.                                       1,170         86,946
                                                                   249,771

Total Common Stock (cost $4,431,239)                             4,386,979

   Description                                    Principal          Value
SHORT-TERM SECURITIES  (12.1%)
 Commercial Paper  (8.9%)
   Campbell Soup Company 5.350%  12-3-1999         $100,000        $99,525
   Caterpillar Financial Services 5.280%  11-9-1999 100,000         99,883
   H.J. Heinz Company 5.280%  11-17-1999            100,000         99,765
   Metlife Funding, Inc. 5.300%  11-10-1999         150,000        149,801
                                                                   448,974

 Other Short-Term Securities  (3.2%)
   SSgA Money Market Fund
   7-day yield of 5.080% 11-1-1999                  160,000        160,000

Total Short-Term Securities (cost $608,974)                        608,974

Total Investments (99.3%) (cost $5,040,213)                      4,995,953
Other Assets In Excess of Liabilities (0.7%)                        36,384
Net Assets (100.0%)                                             $5,032,337


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX DEAN ASSET ALLOCATION
   Description                                        Shares          Value
COMMON STOCK  (56.0%)
 Basic Materials  (1.1%)
  Chemicals
   E.I. du Pont de Nemours and Company                5,000       $322,188

 Consumer, Cyclical  (5.1%)
  Auto Manufacturers  (1.1%)
   Ford Motor Company                                 6,000        329,250

  Entertainment  (2.2%)
   Walt Disney Company                               24,000        633,000

  Restaurants  (1.8%)
   Host Marriott Corp.                               30,000        270,000
   Tricon Global Restaurants, Inc. *                  6,500        261,219
                                                                   531,219
 Consumer, Non-Cyclical  (5.6%)
  Consumer Services  (1.4%)
   Convergys Corp. *                                 20,000        391,250

  Food - Other  (1.3%)
   Albertson's, Inc.                                 10,000        363,125

  Healthcare  (1.7%)
   Columbia/HCA Healthcare Corp.                     20,000        482,500

  Pharmaceuticals  (1.2%)
   Merck and Company, Inc.                            4,500        358,031

 Energy  (5.3%)
  Oil Companies - Major  (3.1%)
   Exxon Corp.                                        8,000        592,500
   Texaco, Inc.                                       5,000        306,875
                                                                   899,375
  Oil Drilling  (1.7%)
   Diamond Offshore Drilling, Inc.                   16,000        508,000

  Oilfield Equipment and Services  (0.5%)
   Tidewater, Inc.                                    5,000        150,000

 Financial  (20.5%)
  Banks  (8.3%)
   Bank One Corp.                                    15,000        563,438
   BB&T Corp.                                        10,000        363,749
   Chase Manhattan Corp.                              7,800        681,525
   Summit Bancorp                                    24,000        831,000
                                                                 2,439,712
  Diversified   (3.5%)
   Berkshire Hathaway, Inc. *                           200        418,000
   FleetBoston Financial Corp.                       14,000        610,750
                                                                 1,028,750
  Insurance  (5.2%)
   AFLAC, Inc.                                       11,500        587,937
   Allstate Corp.                                    11,000        316,250
   AMBAC Financial Group, Inc.                        7,000        418,250
   MGIC Investment Corp.                              3,500        209,125
                                                                 1,531,562
  Real Estate  (1.1%)
   Duke-Weeks Realty Corp.                           17,000        333,625

  United States Government Agencies  (2.4%)
   Federal Home Loan Mortgage Corp.                   3,000        162,188
   Federal National Mortgage Association              7,500        530,625
                                                                   692,813
 Independent  (3.3%)
  Conglomerates
   AlliedSignal, Inc.                                 5,000       $284,687
   Philip Morris Companies, Inc.                     27,500        692,656
                                                                   977,343
 Industrial  (3.0%)
  Heavy Construction  (1.4%)
   Caterpillar, Inc.                                  7,500        414,375

  Diversified  (1.6%)
   Minnesota Mining & Manufacturing Company           5,000        475,313

 Technology  (6.8%)
  Aerospace/Defense  (1.4%)
   Raytheon Company Class B                          14,000        407,750

  Communications  (2.2%)
   AT&T Corp.                                        13,500        631,125

  Computers  (1.3%)
   Hewlett-Packard Company                            5,000        370,313

  Semiconductors  (1.9%)
   Intel Corp.                                        7,000        542,063

 Utilities  (5.3%)
  Electric  (3.1%)
   DPL, Inc.                                         15,000        303,750
   Southern Company                                  22,500        597,656
                                                                   901,406
  Telephone  (2.2%)
   Bell Atlantic Corp.                               10,000        649,375

Total Common Stock  (cost $15,567,227)                          16,363,463

NON-CONVERTIBLE PREFERRED STOCK  (0.9%)
 Consumer, Cyclical
  Broadcasting
   News Corp., Ltd. ADR (cost $223,412)              10,000        275,625

   Description                                     Principal         Value
NON-CONVERTIBLE CORPORATE BONDS  (32.0%)
 Consumer, Cyclical  (1.6%)
  Broadcasting
   Cox Radio, Inc. 6.375%  5-15-2005               $500,000       $475,000

 Financial  (20.5%)
  Banks  (6.5%)
   First Union National Bank 6.180%  2-15-2036    1,000,000        948,750
   Household Finance Company 6.000%  5-1-2004     1,000,000        950,000
                                                                 1,898,750
  Diversified  (4.1%)
   Commericial Credit Company 6.625%  6-1-2015      200,000        199,750
   PHH Corp. 7.020%  11-9-2001                    1,000,000      1,000,000
                                                                 1,199,750
  Real Estate  (3.3%)
   New Plan Excel Realty Trust, Inc.
     7.400%  9-15-2009                            1,000,000        960,000

  Securities Brokers  (6.6%)
   Bear Stearns Companies, Inc. 6.450%  8-1-2002  1,000,000        985,000
   Morgan Stanley, Dean Witter,
        Discover and Company 5.625%  1-20-2004    1,000,000        951,250
                                                                 1,936,250
 Technology  (3.4%)
  Office Equipment
   Xerox Corp. 6.250%  11-15-2026                 1,000,000        980,000

 Utilities  (6.5%)
  Electric
   Tennessee Valley Authority 6.375%  6-15-2005  $1,000,000       $975,000
   Washington Water Power Company
     5.990%  12-10-2007 ^                         1,000,000        908,750
                                                                 1,883,750

Total Non-Convertible Corporate Bonds  (cost $9,576,023)         9,333,500

LONG-TERM GOVERNMENT BONDS  (6.6%)
 United States Government Agencies  (4.9%)
   Federal Home Loan Bank
   5.620%  2-25-2004                              1,000,000        956,740
   6.100%  4-29-2004                                500,000        482,525
                                                                 1,439,265
 United States Government Securities  (1.7%)
   Treasury Notes
   5.250%  5-31-2001                                500,000        496,100

Total Long-Term Government Bonds  (cost $1,994,820)              1,935,365

SHORT-TERM SECURITIES  (3.8%)
 Commercial Paper  (1.7%)
   Merrill Lynch & Company, Inc. 5.330%  11-2-1999 $500,000       $499,926

 Repurchase Agreements  (2.1%)
   State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 10-29-1999
   to be repurchased at $616,272 on 11-1-1999       616,095        616,095

Total Short-Term Securities  (cost $1,116,021)                   1,116,021

Total Investments (99.3%) (cost $28,477,503)                    29,023,974
Other Assets In Excess of Liabilities (0.7%)                       212,941
Net Assets (100.0%)                                            $29,236,915


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX LKCM STRATEGIC TOTAL RETURN
   Description                                        Shares          Value
COMMON STOCK  (64.8%)
 Basic Materials  (1.5%)
  Paper Products
   Kimberly-Clark Corp.                              15,000       $946,875

 Consumer, Cyclical  (9.0%)
  Advertising  (2.3%)
   Harte-Hanks, Inc.                                 31,000        614,188
   Outdoor Systems, Inc. *                           20,000        847,500
                                                                 1,461,688
  Broadcasting  (2.3%)
   CBS Corp. *                                       29,700      1,449,731

  Consumer Electronics  (1.3%)
   Tandy Corp.                                       13,000        818,187

  Publishing  (0.9%)
   A.H. Belo Corp.                                   27,600        562,350

  Retailers - Broadline  (1.1%)
   Wal-Mart Stores, Inc.                             12,000        680,250

  Retailers - Specialty  (1.1%)
   Home Depot, Inc.                                   8,679        655,265

 Consumer, Non-Cyclical  (12.2%)
  Cosmetics  (0.8%)
   The Gillette Company                              14,000        506,625

  Food - Other  (1.4%)
   U.S. Foodservice *                                44,000        844,250

  Household Products  (4.2%)
   Colgate-Palmolive Company                         22,500      1,361,250
   Proctor & Gamble Company                          12,000      1,258,500
                                                                 2,619,750
  Medical Supplies  (2.9%)
   American Home Products Corp.                      18,500        966,625
   Sybron International Corp. *                      36,000        857,250
                                                                 1,823,875
  Pharmaceuticals  (2.9%)
   Schering Plough Corp.                             10,000        495,000
   SmithKline Beecham PLC ADR                        15,000        960,000
   Teva Pharmaceutical Industries, Ltd. ADR           7,200        348,300
                                                                 1,803,300
 Energy  (5.9%)
  Oil Companies - Major  (2.6%)
   BP Amoco PLC ADR                                  13,232        764,148
   Exxon Corp. *                                     11,500        851,719
                                                                 1,615,867
  Oil Drilling  (2.0%)
   Atlantic Richfield Company                         8,000        745,500
   Nabors Industries, Inc. *                         21,000        476,439
                                                                 1,221,939
  Oilfield Equipment and Services  (1.3%)
   Schlumberger, Ltd.                                13,800        835,762

 Financial  (10.3%)
  Banks  (1.3%)
   Compass Bancshares, Inc.                          31,000        827,313

  Diversified  (6.7%)
   American General Corp.                             8,500       $630,594
   Associates First Capital Corp. Class A            26,000        949,000
   Capital One Financial Corp.                       13,000        689,000
   Mellon Financial Corp.                            24,000        886,500
   Wells Fargo & Company                             21,000      1,005,375
                                                                 4,160,469
  Insurance  (1.8%)
   Allstate Corp.                                    16,000        460,000
   American International Group, Inc.                 6,250        643,359
                                                                 1,103,359
  Real Estate  (0.5%)
   Crescent Real Estate Equities, Inc.               18,000        300,375

 Independent  (1.0%)
  Conglomerate
   Philip Morris Companies, Inc.                     25,000        629,687

 Industrial  (4.1%)
  Diversified  (3.5%)
   General Electric Company                          10,000      1,355,625
   Tyco International Group SA                       21,200        846,675
                                                                 2,202,300
  Pollution Control  (0.6%)
   Republic Services, Inc. *                         30,000        367,500

 Technology  (14.3%)
  Advanced Medical Devices  (1.0%)
   Medtronic, Inc.                                   17,200        595,550

  Communications  (4.3%)
   Motorola, Inc.                                    10,000        974,375
   Nortel Networks Corp.                             28,000      1,734,250
                                                                 2,708,625
  Computers  (2.9%)
   EMC Corp. *                                       15,000      1,095,000
   Hewlett-Packard Company                            9,600        711,000
                                                                 1,806,000
  Diversified  (1.7%)
   Diebold, Inc.                                     40,000      1,050,000

  Industrial  (1.8%)
   IMS HEALTH                                        39,000      1,131,000

  Semiconductors  (1.0%)
   Intel Corp.                                        8,000        619,500

  Software  (1.6%)
   Microsoft Corp. *                                 10,500        971,906

 Utilities  (6.5%)
  Telephone
   ALLTEL Corp.                                      16,600      1,381,950
   Bell Atlantic Corp.                               21,000      1,363,687
   MCI WorldCom, Inc. *                              15,000      1,287,188
                                                                 4,032,825

Total Common Stock (cost $31,068,185)                           40,352,123

CONVERTIBLE PREFERRED STOCK  (2.6%)
 Consumer, Cyclical  (0.8%)
  Publishing
   Tribune Company                                    3,500       $473,375

 Consumer, Non-Cyclical  (0.9%)
  Cosmetics
   Estee Lauder Companies, Inc.                       7,200        596,700

 Technology  (0.9%)
  Communications
   DECS Trust V                                      30,000        570,000

Total Convertible Preferred Stock (cost $1,501,280)              1,640,075

   Description                                    Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (24.4%)
 Consumer, Cyclical  (1.7%)
  Retailers - Broadline  (1.0%)
   Wal-Mart Stores, Inc. 6.550%  8-10-2004         $600,000       $599,250

  Retailers - Specialty  (0.7%)
   Toys 'R' Us, Inc. 8.250%  2-1-2017               475,000        477,375

 Consumer, Non-Cyclical  (1.7%)
  Household Products
   Procter & Gamble Company 5.250%  9-15-2003       600,000        571,500
   The Black & Decker Corp. 7.500%  4-1-2003        500,000        506,250
                                                                 1,077,750
 Energy  (0.9%)
  Oil Drilling
   Northern Natural Gas 6.875%  5-1-2005            600,000        586,500

 Financial  (7.2%)
  Banks  (2.5%)
   Citicorp 7.000%  7-1-2007                        575,000        566,375
   First Bank National Association 6.875% 4-1-2006  500,000        491,250
   Mellon Bank Corp. 6.500%  8-1-2005               500,000        486,250
                                                                 1,543,875
  Diversified  (3.3%)
   Associates Corp. of North America
     6.200%  5-16-2005                              600,000        578,906
   Block Financial Corp. 6.750%  11-1-2004          600,000        591,000
   Nationsbank Corp. 6.500%  3-15-2006              678,000        652,575
   Norwest Financial, Inc. 7.000%  1-15-2003        200,000        201,000
                                                                 2,023,481
  Insurance  (1.1%)
   Chartwell Re Corp. 10.250%  3-1-2004             300,000        312,750
   Hartford Life, Inc. Class A 6.900%  6-15-2004    400,000        396,000
                                                                   708,750
  Securities Brokers  (0.3%)
   J.P. Morgan & Company, Inc. 7.625%  9-15-2004    200,000        204,000

 Industrial  (3.4%)
  Electronic Components and Equipment  (2.3%)
   Kent Electronics Corp. 4.500%  9-1-2004        1,075,000        851,937
   Thomas & Betts Corp. 6.500%  1-15-2006           525,000        505,969
                                                                 1,357,906
  Diversified  (0.9%)
   Dexter Corp. 9.250%  12-15-2016                   15,000         15,577
   Tyco International Group SA ADR 6.375% 6-15-2005 600,000        568,500
                                                                   584,077
  Railroads  (0.2%)
   Union Pacific Corp. 7.375%  5-15-2001            100,000        100,750
   Union Pacific Corp. 8.500%  1-15-2017             41,000         42,435
                                                                   143,185
 Technology  (4.7%)
  Aerospace/Defense  (0.5%)
   Lockheed Martin Corp. 7.450%  6-15-2004         $300,000       $297,750

  Communications  (4.2%)
   AT&T Corp. 6.000%  3-15-2009                   1,350,000      1,248,750
   Lucent Technologies, Inc. 6.900%  7-15-2001      600,000        604,500
   Worldcom, Inc. 6.125%  8-15-2001                 250,000        248,125
   Vodafone AirTouch PLC 7.000%  10-1-2003          500,000        498,750
                                                                 2,600,125
 Utilities  (4.8%)
  Electric  (0.7%)
   Interstate Power Company 8.625%  9-15-2021       175,000        186,156
   Kentucky Utilities Company 8.550%  5-15-2027     250,000        257,500
                                                                   443,656
  Gas  (0.2%)
   Southwest Gas Corp. 7.500%  8-1-2006             150,000        153,375

  Telephone  (3.9%)
   ALLTEL Corp. 7.250%  4-1-2004                    800,000        800,000
   GTE Hawaiian Telephone Company, Ltd.
     7.375%  9-1-2006                               550,000        549,313
     6.750%  2-15-2005                              500,000        486,875
   New York Telephone Company 6.000%  4-15-2008     600,000        555,000
                                                                 2,391,188

Total Non-Convertible Corporate Bonds  (cost $15,706,266)       15,192,243

LONG-TERM GOVERNMENT BONDS  (6.5%)
United States Government Securities
 Treasury Notes
   5.750%  8-15-2003                                600,000        595,116
   6.250%  2-28-2002                                900,000        907,641
   6.250%  8-31-2002                                600,000        605,334
   6.375%  3-31-2001                                625,000        630,019
   6.375%  9-30-2001                                650,000        656,279
   6.500%  5-31-2001                                625,000        631,656

Total Long-Term Government Bonds  (cost $4,012,415)              4,026,045

SHORT-TERM SECURITIES  (1.5%)
 Repurchase Agreements
  State Street Bank & Trust ***                     951,018        951,018
   3.500% Repurchase Agreement dated
   10-29-1999 to be repurchased at $951,296
   on 11-1-1999 (cost $951,018)

Total Investments (99.8%) (cost $53,239,164)                    62,161,504
Other Assets In Excess of Liabilities  (0.2%)                      107,148
Net Assets (100.0%)                                            $62,268,652


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX JCC BALANCED
   Description                                        Shares          Value
COMMON STOCK  (34.7%)
 Consumer, Cyclical  (13.6%)
  Advertising  (0.5%)
   Insight Enterprises, Inc. *                       24,525       $916,622

  Broadcasting  (7.4%)
   Comcast Corp. Class A                             66,494      2,801,060
   Cox Communications, Inc. Class A *                14,079        639,715
   Hispanic Broadcasting Corp. Class A *             10,905        883,305
   Infinity Broadcasting Corp. *                     45,385      1,568,619
   Univision Communications, Inc. Class A *          22,675      1,928,792
   Viacom, Inc. Class B *                           147,210      6,587,647
                                                                14,409,138
  Entertainment  (1.6%)
   Carnival Corp.                                    20,930        931,385
   Royal Caribbean Cruises, Ltd.                     42,485      2,254,360
                                                                 3,185,745
  Restaurants  (0.6%)
   McDonald's Corp.                                  26,905      1,109,831

  Retailers - Broadline  (1.0%)
   Costco Wholesale Corp. *                          25,700      2,064,031

  Retailers - Specialty  (2.5%)
   Amazon.com, Inc. *                                 3,330        235,180
   eBay, Inc. *                                       4,920        664,815
   Home Depot, Inc.                                  28,643      2,162,547
   Staples, Inc. *                                   81,385      1,805,730
                                                                 4,868,272
 Consumer, Non-Cyclical  (1.8%)
  Beverages  (0.2%)
   Anheuser-Busch Companies, Inc.                     6,625        475,758

  Medical Supplies  (0.4%)
   Allergan, Inc.                                     6,265        672,705

  Pharmaceuticals  (1.2%)
   Pharmacia & Upjohn, Inc.                          15,200        819,850
   Schering Plough Corp.                             29,480      1,459,260
                                                                 2,279,110
 Energy  (1.2%)
  Oilfield Equipment and Services
   Enron Corp.                                       59,000      2,356,313

 Financial  (9.1%)
  Banks  (4.2%)
   Bank of New York Company, Inc.                   148,000      6,197,500
   Carolin First Corp.                               20,235        418,612
   Firstar Corp.                                      9,600        282,000
   M & T Bank Corp.                                     590        292,345
   Northern Trust Corp.                               6,015        580,824
   State Street Corp.                                 4,725        359,691
                                                                 8,130,972
  Diversified  (1.3%)
   American Express Company                          16,510      2,542,540
   ONO Finance PLC +                                    350         22,140
                                                                 2,564,680

  Insurance  (2.4%)
   Prudential PLC +                                 133,557      2,095,264
   Reinsurance Group of America, Inc.                59,244      1,969,853
   StanCorp Financial Group, Inc.                    21,150        536,682
                                                                 4,601,799
  Securities Brokers  (1.2%)
   Charles Schwab Corp.                              62,676      2,440,447

 Industrial  (1.9%)
  Electronic Components and Equipment  (0.5%)
   Dionex Corp. *                                    20,475       $909,858

  Diversified  (1.4%)
   General Electric Company                           7,095        961,816
   Tyco International Group SA                       45,310      1,809,568
                                                                 2,771,384
 Technology  (7.1%)
  Advanced Medical Devices  (0.3%)
   Medtronic, Inc.                                   17,850        618,056

  Biotechnology  (1.0%)
   Genentech, Inc. *                                 14,080      2,052,160

  Communications  (2.5%)
   AT&T Corp. Liberty Media Class A *                37,545      1,490,067
   Cisco Systems, Inc. *                             28,244      2,090,056
   Lucent Technologies, Inc.                         21,295      1,368,204
                                                                 4,948,327
  Computers  (0.4%)
   Paychex, Inc.                                     17,527        690,126

  Semiconductors  (1.7%)
   Linear Technology Corp.                           15,380      1,075,638
   Maxim Integrated Products, Inc. *                 15,310      1,208,533
   Texas Instruments, Inc.                           10,510        943,273
                                                                 3,227,444
  Software  (1.2%)
   Automatic Data Processing, Inc.                   47,560      2,291,798
   Bell Technologies, Inc. Warrants *                    97          1,527
                                                                 2,293,325

Total Common Stock (cost $52,873,737)                           67,586,103

CONVERTIBLE PREFERRED STOCK  (13.4%)
 Consumer, Cyclical  (2.1%)
  Broadcasting  (1.6%)
   Cox Communications, Inc.                          50,000      3,050,000

  Entertainment  (0.5%)
   Royal Caribbean Cruises, Ltd. Series A             6,500      1,040,000

 Technology  (4.5%)
  Communications  (3.6%)
   Adelphia Communications Corp.                     10,000      1,710,000
   MediaOne Group, Inc. (convertible to Vodafone
        AirTouch PLC common stock  8/15/2001)         6,780        705,120
   NEXTLINK Communications, Inc.                      5,776        812,972
   Omnipoint Communications, Inc.                    28,330      3,817,468
                                                                 7,045,560
  Diversified  (0.9%)
   Nokia Corp. ADR                                   14,005      1,618,452

 Utilities  (6.8%)
  Electric
   Houston Industries, Inc.                         114,377     13,267,732

Total Convertible Preferred Stock (cost $21,090,278)            26,021,744

   Description                                    Principal          Value
CONVERTIBLE CORPORATE BONDS  (8.2%)
 Consumer, Cyclical  (2.7%)
  Advertising  (0.6%)
   Lamar Advertising Company 5.250%  9-15-2006     $900,000     $1,207,125

  Broadcasting  (0.8%)
   Clear Channel Communications, Inc.
     2.625%  4-1-2003                              $547,000       $771,953
   Time Warner, Inc. 8.110%  8-15-2006              650,000        675,188
                                                                 1,447,141
  Retailers - Specialty  (1.3%)
   Amazon.com, Inc. 4.750%  2-1-2009              1,497,000      1,581,206
   Amazon.com, Inc. 4.750%  2-1-2009                990,000      1,045,688
                                                                 2,626,894
 Financial  (0.1%)
  Diversified
   Net.B@nk, Inc. 4.750%  6-1-2004                  280,000        242,550

 Technology  (5.4%)
  Communications  (3.3%)
   COLT Telecom Group PLC 144A + *
     2.000%  3-29-2006                              913,000      1,310,355
   EMC Corp. 6.000%  5-15-2004                    1,350,000      1,491,750
   Nextel Communications, Inc. 144A
     4.750%  7-1-2007                               835,000      1,614,681
   Telewest Communications PLC 144A +
     5.250%  2-19-2007                            1,200,000      1,952,597
                                                                 6,369,383
  Diversified  (2.1%)
   Exodus Communications 144A 5.000%  3-15-2006     305,000      1,168,531
   NTL, Inc. 7.000%  12-15-2008                     316,000        534,435
   NTL, Inc. 144A 7.000%  12-15-2008              1,388,000      2,347,455
                                                                 4,050,421

Total Convertible Corporate Bonds (cost $13,338,398)            15,943,514

NON-CONVERTIBLE CORPORATE BONDS  (27.8%)
 Consumer, Cyclical  (11.7%)
  Auto Parts and Equipment  (0.5%)
   Federal-Mogul Corp. 7.375%  1-15-2006            500,000        458,750
   Federal-Mogul Corp. 7.500%  1-15-2009            530,000        471,038
                                                                   929,788
  Broadcasting  (4.0%)
   Cox Communications, Inc. 7.000%  8-15-2001       975,000        976,218
   Cox Communications, Inc. 7.500%  8-15-2004     1,100,000      1,106,875
   Cox Communications, Inc. 7.750%  8-15-2006       800,000        805,000
   Cox Communications, Inc. 7.875%  8-15-2009       900,000        930,375
   Galaxy Telecom, Ltd. 12.375%  10-1-2005          800,000        854,000
   Mediacom, LLC 8.500%  4-15-2008                  500,000        465,000
   Paramount Communications, Inc. 7.500%  7-15-2023 760,000        693,500
   Paramount Communications, Inc. 8.250%  8-1-2022  316,000        310,865
   Susquehanna Bancshares, Inc. 144A
     8.500% 5-15-2009                               500,000        482,500
   Viacom, Inc. 7.625%  1-15-2016                    41,000         40,180
   Viacom, Inc. 7.750%  6-1-2005                  1,000,000      1,013,750
                                                                 7,678,263
  Casinos  (0.2%)
   Station Casinos, Inc. 8.875%  12-1-2008          385,000        371,525
   Station Casinos, Inc. 10.125%  3-15-2006         115,000        117,875
                                                                   489,400
  Entertainment  (1.0%)
   Carnival Corp. 6.150%  4-15-2008                 500,000        461,875
   Royal Caribbean Cruises, Ltd. 6.750%  3-15-2008  400,000        372,057
   Royal Caribbean Cruises, Ltd. 7.000% 10-15-20071,075,000      1,018,311
                                                                 1,852,243
  Lodging  (0.1%)
   Hard Rock Hotel & Casino 9.250%  4-1-2005        177,000        129,652

  Publishing  (0.5%)
   Frontier Vision Partners 11.000%  10-15-2006     500,000        526,250
   Lenfest Communications, Inc. 8.250%  2-15-2008   500,000        507,500
                                                                 1,033,750
  Restaurants  (0.7%)
   McDonald's  Corp. 5.350%  9-15-2008             $250,000       $225,000
   Perkins Family Restaurants, Inc.
     10.125%  12-15-2007                          1,000,000        997,500
   Tricon Global Restaurants, Inc. 7.450% 5-15-2005  27,000         26,088
   Tricon Global Restaurants, Inc. 7.650% 5-15-2008 131,000        125,105
                                                                 1,373,693
  Retailers - Broadline  (2.2%)
   Fred Meyer, Inc. 7.450%  3-1-2008                500,000        493,750
   Wal-Mart Stores, Inc. 6.150%  8-10-2001        1,000,000        995,000
   Wal-Mart Stores, Inc. 6.550%  8-10-2004        1,000,000        998,750
   Wal-Mart Stores, Inc. 6.875%  8-10-2009        1,800,000      1,809,000
                                                                 4,296,500
  Retailers - Specialty  (2.5%)
   Home Depot, Inc. 144A 6.500%  9-15-2004        5,000,000      4,968,750

 Consumer, Non-Cyclical  (1.0%)
  Food Retailers  (0.3%)
   Marsh Supermarkets, Inc. 8.875%  8-1-2007         59,000         56,492
   Safeway, Inc. 6.500%  11-15-2008                 550,000        513,563
                                                                   570,055
  Household Products  (0.2%)
   Procter & Gamble Company 5.250%  9-15-2003       500,000        476,250

  Pharmaceuticals  (0.5%)
   Warner-Lambert Company 6.000%  1-15-2008       1,000,000        945,000

 Energy  (0.6%)
  Oilfield Equipment and Services
   Enron Corp. 6.750%  7-1-2005                     400,000        386,000
   Enron Corp. 6.750%  8-1-2009                     300,000        282,000
   Enron Corp. 7.125%  5-15-2007                    500,000        486,250
                                                                 1,154,250
 Financial  (4.5%)
  Banks  (1.2%)
   BankBoston Corp. 6.625%  12-1-2005               200,000        194,000
   HSBC Holdings PLC 7.500%  7-15-2009            1,200,000      1,204,500
   Northern Trust Corp. 7.100%  8-1-2009            400,000        398,000
   Wachovia Corp. 5.625%  12-15-2008                500,000        448,125
                                                                 2,244,625
  Diversified  (2.9%)
   Associates Corp. of North America
     5.600%  1-15-2001                              400,000        396,000
   Charter Communications Holdings 8.625% 4-1-20093,729,000      3,523,905
   International Lease Finance Corp.
     5.750%  12-15-1999                             400,000        400,044
   ONO Finance PLC 144A 13.000%  5-1-2009           350,000        361,625
   SunAmerica, Inc. 6.750%  10-1-2007             1,000,000        985,000
                                                                 5,666,574
  Insurance  (0.4%)
   AFLAC, Inc. 6.500%  4-15-2009                    500,000        467,500
   Progressive Corp. 6.625%  3-1-2029               400,000        343,000
                                                                   810,500
 Industrial  (1.9%)
  Electronic Components and Equipment  (0.2%)
   MTS Systems Corp. 9.375%  5-1-2005               428,000        310,834

  Diversified  (1.7%)
   Tyco International Group SA 6.125%  11-1-2008    340,000        310,250
   Tyco International Group SA 6.125%  1-15-2009  2,033,000      1,844,948
   Tyco International Group SA 144A 6.875% 9-5-20021,200,000     1,191,000
                                                                 3,346,198
 Technology  (8.1%)
  Communications  (6.0%)
   Adelphia Communications Corp. 7.875%  5-1-2009$2,000,000     $1,810,000
   Adelphia Communications Corp. 9.250% 10-1-2002   905,000        916,313
   Adelphia Communications Corp. 10.500% 7-15-2004  655,000        684,475
   Bresnan Communications Group 8.000%  2-1-2009    340,000        335,750
   CapRock Communications Corp. 11.500%  5-1-2009   159,000        153,435
   Jones Intercable, Inc. 7.625%  4-15-2008         500,000        501,875
   Liberty Media Group 144A 7.875%  7-15-2009     1,400,000      1,405,250
   Lucent Technologies, Inc. 5.500%  11-15-2008   1,300,000      1,181,375
   Nextel Communications, Inc. 9.750%  8-15-2004  1,475,000      1,497,125
   NEXTLINK Communications, Inc. 10.750% 11-15-2008 250,000        252,500
   NEXTLINK Communications, Inc. 10.750%  6-1-2009  536,000        542,700
   Orange PLC 8.000%  8-1-2008                      809,000        810,011
   Orange PLC 144A 9.000%  6-1-2009                 180,000        185,850
   Vodafone AirTouch PLC  6.650%  5-1-2008        1,400,000      1,335,250
                                                                11,611,909
  Computers  (1.0%)
   Dell Computer Corp. 6.550%  4-15-2008            400,000        379,000
   International Business Machines Corp.
      5.375%  2-1-2009                              500,000        450,625
   Microsystems, Inc. 7.650%  8-15-2009           1,100,000      1,122,000
                                                                 1,951,625
  Diversified  (0.5%)
   Exodus Communications 11.250%  7-1-2008          249,000        253,358
   NTL, Inc. + 0.000%  4-15-2009(increasing to
      9.750% on 4-15-2004 and thereafter)           920,000        865,684
                                                                 1,119,042
  Software  (0.6%)
   Globix Corp. 13.000%  5-1-2005                    97,000         85,481
   PSINet, Inc. 144A 11.000%  8-1-2009            1,060,000      1,083,850
                                                                 1,169,331

Total Non-Convertible Corporate Bonds (cost $56,035,014)        54,128,232

United States Government Securities

  5.625%  2-28-2001                                $200,000       $199,792
  5.625%  2-15-2006                               5,100,000      4,973,877
  5.875%  11-15-1999                                200,000        200,092
  6.000%  8-15-2000                                 575,000        577,082
  6.000%  8-15-2009                              12,300,000     12,281,796
  6.125%  8-15-2007                               4,000,000      3,981,120
  6.625%  4-30-2002                                 500,000        508,650
  6.625%  5-15-2007                                 300,000        307,566

                                                                23,029,975


Repurchase Agreements  (0.0%)
 State Street Bank & Trust ***
  3.500% Repurchase Agreement dated 10-29-1999
  to be repurchased at $39,236 on 11-1-1999          39,225         39,225

United States Government Agencies  (1.9%)
  Federal Home Loan Mortgage Corp.
    3.500%  11-1-1999                             3,700,000      3,700,000

                                                                 3,739,225

                                                               190,448,793

  Notional
  Amount   Description                                               Value


 B 610,000 British Pound 4-7-2000                       Sell        $6,535
 B 290,000 British Pound 4-20-2000                      Sell         6,730

                                                                    13,265

OTHER ASSETS IN EXCESS OF LIABILITIES                            4,242,070
NET ASSETS                                                    $194,704,128


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX JCC FLEXIBLE INCOME
   Description                                     Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (82.2%)
 Consumer, Cyclical  (24.1%)
  Advertising  (1.0%)
   Go Outdoor Systems Holding SA 144A +
   10.500%  7-15-2009                              $250,000       $268,978
  Auto Manufacturers  (2.7%)
   DaimlerChrysler AG + 7.200%  9-1-2009            750,000        750,822

  Broadcasting  (4.4%)
   Classic Cable, Inc. 9.375%  8-1-2009              35,000         34,125
   Cox Communications, Inc. 6.375%  6-15-2000       230,000        229,713
   Digital Television Services, Inc. 12.500% 8-1-2007150,000       159,750
   Time Warner, Inc. 8.180%  8-15-2007              750,000        789,375
                                                                 1,212,963
  Casinos  (0.8%)
   Venetian Casino 12.250%  11-15-2004              285,000        224,437

  Entertainment  (1.5%)
   Clubhause PLC 144A + 12.875%  6-1-2009           250,000        429,234

  Home Furnishings  (2.3%)
   Selmer Company, Inc. 11.000%  5-15-2005          600,000        630,000

  Lodging  (0.9%)
   Marriott International, Inc. 7.875%  9-15-2009   250,000        250,312

  Publishing  (2.5%)
   News America, Inc. 6.625%  1-9-2008              750,000        701,250

  Restaurants  (0.8%)
   McDonald's Corp. 6.375%  1-8-2028                250,000        223,125

  Retailers - Apparel  (0.4%)
   Ames Department Stores, Inc. 10.000%  4-15-2006  120,000        117,600

  Retailers - Broadline  (6.8%)
   Fred Meyer, Inc. 7.150%  3-1-2003                500,000        496,875
   Fred Meyer, Inc. 7.450%  3-1-2008                400,000        395,000
   Wal-Mart Stores, Inc. 6.875%  8-10-2009        1,000,000      1,005,000
                                                                 1,896,875
 Consumer, Non-Cyclical  (15.6%)
  Beverages  (0.9%)
   Joseph E. Seagram & Sons, Inc. 6.800%  12-15-2008250,000        237,187

  Consumer Services  (0.9%)
   The Sports Club Company, Inc. 11.375%  3-15-2006 250,000        244,375

  Food - Other  (1.7%)
   Ralston Purina Company 7.875%  6-15-2025         475,000        483,312

  Food Retailers  (5.1%)
   Marsh Supermarkets, Inc. 8.875%  8-1-2007        250,000        239,375
   Safeway, Inc 5.875%  11-15-2001                  500,000        490,625
   Safeway, Inc. 7.500%  9-15-2009                  250,000        250,000
   Star Markets Company, Inc. 13.000%  11-1-2004    185,000        197,025
   Stater Brothers Holdings, Inc. 10.750%  8-15-2006250,000        254,375
                                                                 1,431,400
  Healthcare  (2.0%)
   Bausch & Lomb, Inc. 6.750%  12-15-2004           250,000        243,125
   Columbia/HCA Healthcare Corp. 8.360%  4-15-2024   45,000         41,409
   HEALTHSOUTH Corp. 9.500%  4-1-2001               265,000        257,712
                                                                   542,246
  Household Products  (4.6%)
   Proctor & Gamble Company 6.875%  9-15-2009     1,000,000      1,006,250
   Sherwin-Williams Company 6.850%  2-1-2007        290,000        284,200
                                                                 1,290,450
  Medical Supplies  (0.4%)
   Unilab Corp. 144A 12.750%  10-1-2009            $100,000       $100,500

 Energy  (0.9%)
  Oilfield Equipment and Services
   Enron Corp. 7.375%  5-15-2019                    250,000        238,750

 Financial  (14.4%)
  Banks  (2.9%)
   Dime Bancorp, Inc. 7.000%  7-25-2001             500,000        498,125
   HUBCO, Inc. 8.200%  9-15-2006                    300,000        300,000
                                                                   798,125
  Diversified  (5.3%)
   Charter Communications Holdings 8.625%  4-1-2009 500,000        472,500
   Ford Motor Credit Corp. 7.375%  10-28-2009       750,000        757,500
   ONO Finance PLC 144A 13.000%  5-1-2009           250,000        248,750
                                                                 1,478,750
  Insurance  (4.5%)
   Conseco, Inc. 7.600%  6-21-2001                  500,000        496,250
   Conseco, Inc. 9.000%  10-15-2006                 250,000        251,250
   Delphi Financial Group, Inc. 8.000%  10-1-2003   500,000        503,750
                                                                 1,251,250
  Savings & Loans  (1.7%)
   GS Escrow Corp. 7.125%  8-1-2005                 500,000        460,000

 Industrial  (3.3%)
  Diversified
   Isle of Capri Black Hawk, LLC 13.000%  8-31-2004 525,000        574,875
   The Pantry, Inc. 10.250%  10-15-2007             350,000        331,625
                                                                   906,500

 Technology  (20.8%)
  Communications  (14.5%)
   CapRock Communications Corp. 11.500%  5-1-2009   125,000        120,625
   ESAT Telecom Group PLC + 11.875%  11-1-2009      200,000        217,449
   Hyperion Telecommunications, Inc.
      12.000%  11-1-2007                            150,000        154,500
   International CableTel, Inc. 0.000%  4-15-2005
(increasing to 12.750% on 4-15-2000 and thereafter)  70,000         69,213
   Jones Intercable, Inc. 7.625%  4-15-2008         261,000        261,979
   Liberty Media Group 144A 7.875%  7-15-2009     1,000,000      1,003,750
   Qwest Communications International, Inc.
   7.500%  11-1-2008                                950,000        946,438
   Versatel Telecom BV + 11.875%  7-15-2009         100,000        103,321
   Versatel Telecom BV 13.250%  5-15-2008           200,000        200,000
   Viatel, Inc. 11.500%  3-15-2009                  150,000        145,125
   Worldwide Fiber, Inc. 144A 12.000%  8-1-2009     800,000        802,000
                                                                 4,024,400
  Computers  (1.7%)
   International Business Machines Corp.
      7.000%  10-30-2025                            500,000        486,875

  Diversified  (0.5%)
   Exodus Communications 11.250%  7-1-2008          125,000        127,188

  Software  (4.1%)
   Concentric Network Corp. 12.750%  12-15-2007     250,000        257,500
   Electronic Data Systems Corp. 7.125%  10-15-2009 250,000        250,313
   PSINet, Inc. 144A 11.000%  8-1-2009              400,000        409,000
   PSINet, Inc. 144A + 11.000%  8-1-2009            200,000        216,348
                                                                 1,133,161
 Utilities  (3.1%)
  Electric  (2.4%)
   Caithness Coso Funding Corp. 144A
      6.800%  12-15-2001                            250,000        246,875
   El Paso Electric Company 9.400%  5-1-2011        400,000        435,000
                                                                   681,875
  Telephone  (0.7%)
   McLeodUSA, Inc. 9.250%  7-15-2007                200,000        199,000

Total Non-Convertible Corporate Bonds (cost $22,907,461)        22,820,940

CONVERTIBLE CORPORATE BONDS  (1.4%)
 Consumer, Cyclical
  Broadcasting
   Pegasus Media & Communications, Inc.
   12.500%  7-1-2005  (cost $350,000)              $350,000       $382,375

LONG-TERM GOVERNMENT BONDS  (7.1%)
 United States Government Securities
   Treasury Notes
   5.250%  8-15-2003                                750,000        731,610
   5.625%  5-15-2008                                500,000        482,110
   6.625%  5-15-2007                                750,000        768,915

Total Long-Term Government Bonds (cost $2,077,798)              $1,982,635

   Description                                       Shares          Value
COMMON STOCK  (0.1%)
 Financial  (0.0%)
  Diversified
   ONO Finance PLC Warrants *                           250        $12,500

 Technology  (0.0%)
  Communications  (0.0%)
   Versatel Telecom BV Warrants                          75         11,222

Total Common Stock  (cost $498)                                     23,722

NON-CONVERTIBLE PREFERRED STOCK  (0.3%)
 Financial
  Savings & Loans
   Chevy Chase Bank (cost $116,375)                   3,500        104,125

SHORT-TERM SECURITIES  (7.0%)
 Repurchase Agreements  (0.0%)
 State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 10-29-1999
   to be repurchased at $11,530 on 11-1-1999        $11,527        $11,527

 United States Government Agencies  (7.0%)
   Federal Home Loan Mortgage Corp.
   5.160%  11-1-1999                              1,900,000      1,900,000

Total Short-Term Securities  (cost $1,911,527)                   1,911,527

Total Investments (98.1%) (cost $27,363,659)                    27,225,324

Notional
Amount       Description                                             Value
 UNREALIZED GAINS ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.1%) @
 B   245,000   British Pound 4-20-2000           Sell               $5,686
 E    90,000   Euro 11-4-1999                    Sell                  356
 E   185,000   Euro 12-9-1999                    Sell                2,552
 E   430,000   Euro 4-7-2000                     Sell                9,882
 Total Unrealized Net Gain on Forward Foreign
 Currency Contracts                                                 18,476

Other Assets In Excess of Liabilities (1.8%)                       502,734
Net Assets (100.0%)                                            $27,746,534


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX AEGON INCOME PLUS
   Description                                     Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (85.6%)
 Basic Materials  (2.0%)
  Mining - Diversified
   Scotia Pacific Company Series B
     7.110%  7-20-2028                           $2,000,000     $1,580,000

 Consumer, Cyclical  (14.5%)
  Airlines  (1.8%)
   Piedmont Aviation, Inc. 10.100%  5-13-2007     1,048,000      1,000,840
   USAir, Inc. 10.800%  1-1-2005                    400,000        396,500
                                                                 1,397,340
  Auto Parts and Equipment  (3.6%)
   Arvin Industries, Inc. 6.750%  3-15-2008       3,000,000      2,759,730

  Entertainment  (1.3%)
   Walt Disney Company 144A 2.000%  3-1-2000      1,000,000        988,100

  Publishing  (5.6%)
   Golden Books Publishing, Inc.
      7.650%  9-15-2002 * #                       2,250,000        945,000
   News America, Inc. 8.625%  2-1-2003            1,500,000      1,551,165
   World Color Press, Inc. 7.750%  2-15-2009      2,000,000      1,880,000
                                                                 4,376,165
  Retailers - Apparel  (2.2%)
   Neiman Marcus Group, Inc. 7.125%  6-1-2028     2,000,000      1,742,580

 Consumer, Non-Cyclical  (8.0%)
  Food - Other  (3.6%)
   Ralston Purina Company 9.250%  10-15-2009      2,450,000      2,786,145

  Food Retailers  (2.5%)
   Great Atlantic & Pacific Tea, Inc.
     7.700%  1-15-2004                            2,000,000      1,939,660

  Medical Supplies  (1.9%)
   C. R. Bard, Inc. 6.700%  12-1-2026             1,500,000      1,452,945

 Energy  (3.9%)
  Oil Drilling  (2.6%)
   Louisiana Land Exploration Company
     7.625%  4-15-2013                            2,000,000      1,993,480

  Oilfield Equipment and Services  (1.3%)
   McDermott, Inc. 9.375%  3-15-2002              1,000,000      1,015,810

 Financial  (22.1%)
  Banks  (7.5%)
   BankBoston Capital Trust Corp.
     8.250% 12-15-2026                            3,000,000      2,917,650
   HSBC America Capital II 144A 8.380%  5-15-2027 3,000,000      2,867,220
                                                                 5,784,870
  Diversified  (9.4%)
   Charter Communications Holdings 0.000% 4-1-2011
   (increasing to 9.920% on 4-1-2004
   and thereafter)                                1,000,000        590,000
   Charter Communications Holdings 8.625% 4-1-20091,000,000        945,000
   Chase Capital Corp. 6.053%  3-1-2027           3,000,000      2,871,480
   First Security Capital Trust Corp.
     8.410%  12-15-2026                           2,000,000      1,968,380
   Goldman Sachs Group, Inc. 6.650%  5-15-2009    1,000,000        950,000
                                                                 7,324,860
  Savings & Loans  (5.2%)
   GS Escrow Corp. 7.125%  8-1-2005               2,000,000      1,829,140
   Peoples Bank - Bridgeport CT 7.200%  12-1-2006 2,300,000      2,220,558
                                                                 4,049,698
 Industrial  (15.2%)
  Air Freight  (1.3%)
   Federal Express Corp. 9.625%  10-15-2019       1,000,000      1,040,140

  Containers and Packaging  (1.4%)
   Stone Container Corp. 12.580%  8-1-2016        1,000,000      1,072,500

  Factory Equipment  (2.2%)
   Columbus Mckinnon Corp. 8.500%  4-1-2008       2,000,000      1,680,000

  Other Industrial Services  (8.1%)
   PDVSA Finance, Ltd. 6.450%  2-15-2004         $3,000,000     $2,650,230
   Petroleum Geo-Services ASA 6.625%  3-30-2008   2,300,000      2,153,812
   Westinghouse Air Brake Company 9.375% 6-15-20051,500,000      1,485,000
                                                                 6,289,042
  Pollution Control  (2.2%)
   Allied Waste Industries, Inc. 144A
     10.000%  8-1-2009                            2,000,000      1,700,000

 Technology  (11.9%)
  Aerospace/Defense  (3.6%)
   AAR Corp. 7.250%  10-15-2003                   2,000,000      1,985,460
   BE Aerospace, Inc. 8.000%  3-1-2008            1,000,000        867,500
                                                                 2,852,960
  Communications  (6.7%)
   Intermedia Communications, Inc. 9.500% 3-1-20091,000,000        917,500
   KPNQwest BV 144A 8.125%  6-1-2009              2,000,000      1,920,000
   NEXTLINK Communications, Inc. 0.000%  6-1-2009
   (increasing to 12.250% on 6-1-2004
   and thereafter)                                4,000,000      2,340,000
                                                                 5,177,500
  Diversified  (1.6%)
   Loral Space & Communications, Ltd.
     9.500%  1-15-2006                            1,500,000      1,230,000

 Utilities  (8.0%)
  Electric  (5.5%)
   Calpine Corp. 7.750%  4-15-2009                2,000,000      1,860,000
   Texas Utilities Electric Company 6.750% 4-1-20031,500,000     1,484,160
   The AES Corp. 8.500%  11-1-2007                1,000,000        910,000
                                                                 4,254,160
  Telephone  (2.5%)
   McLeodUSA, Inc. 8.375%  3-15-2008              1,000,000        935,000
   McLeodUSA, Inc. 9.250%  7-15-2007              1,000,000        995,000
                                                                 1,930,000

Total Non-Convertible Corporate Bonds (cost $71,169,722)        66,417,685

COLLATERALIZED MORTGAGE OBLIGATIONS  (2.4%)
 Financial
  Real Estate
   Aetna Commercial Mortgage Trust
   7.230%  1-15-2028 (cost $2,040,480)            2,000,000      1,885,625

LONG-TERM GOVERNMENT BONDS  (3.7%)
 Foreign Governments  (2.6%)
   Mexican United States 9.875%  1-15-2007        2,000,000      2,002,000

 United States Government Securities  (1.1%)
Treasury Notes
    5.250%  2-15-2029                             1,000,000        865,160

Total Long-Term Government Bonds (cost $2,867,434)               2,867,160

   Description                                        Shares         Value
CONVERTIBLE PREFERRED STOCK  (7.5%)
 Consumer, Cyclical  (5.2%)
  Broadcasting  (4.1%)
   TCI Communications, Inc.                         120,000     $3,157,500

  Publishing  (1.1%)
   PRIMEDIA, Inc.                                    10,000        860,000

 Financial  (2.3%)
  Real Estate
   Duke-Weeks Realty Corp.                           40,000      1,800,000
Total Convertible Preferred Stock (cost $6,293,000)              5,817,500

Total Investments (99.2%) (cost $82,370,636)                    76,987,970
Other Assets In Excess of Liabilities (0.8%)                       539,223
Net Assets (100.0%)                                            $77,527,193


October 31, 1999
SCHEDULE OF INVESTMENTS
IDEX AEGON TAX EXEMPT
   Description **                                  Principal          Value
LONG-TERM MUNICIPAL BONDS (92.3%)
 Alaska (3.9%)
   Valdez Alaska Marine Project, Revenue Bonds,
        Series A,  5.850%,  8-1-2025, AA+/Aa1    $1,000,000       $956,390

 Illinois (7.8%)
   City of Peoria Parking Facility Improvements,
        General Obligation Bonds, Series A
        5.300%, 1-1-2021, AAA/Aaa                 1,000,000        903,530
   McHenry County Community School District,
        General Obligation Bonds, Series 1996
        5.850%, 1-1-2016, AAA/Aaa                 1,000,000        991,660
                                                                 1,895,190
 Indiana (3.8%)
   City of Petersburg, Pollution Control,
        Revenue Bonds, Series 1977,
        5.500%, 10-1-2023, AA-/Aa2                1,000,000        927,320

 Iowa (11.9%)
   Iowa Finance Authority, Drake University
        Project, Revenue Bonds,
        5.400%, 12-1-2016, AAA/Aaa                1,000,000        943,490
   Iowa Finance Authority, Hospital Facilities,
        Revenue Bonds, 5.250%,  7-1-2015,  AAA/Aaa 1,000,000       920,590
   Iowa State Certificate of Participation,
        Revenue Bonds, Series 1992A,
        6.500%, 7-1-2006, AAA/Aaa                 1,000,000      1,053,500
                                                                 2,917,580
 Massachusettes (3.5%)
   Massachusttes Bay Transportation Authority,
        Revenue Bonds, Series B,
        5.000%, 3-1-2028, AA-/Aa3                 1,000,000        845,350

 Michigan (4.4%)
   City of Holt, Public Schools,
        General Obligation Bonds, Series E,
        5.125%, 5-1-2021, NR/Aaa                  1,000,000        890,750
   Michigan State Building Authority, Revenue
        Refunding Special Sinking Fund, Series
        1992A, 6.800%, 10-1-2021, AA/Aa2            175,000        183,549
                                                                 1,074,299
 Nebraska (3.7%)
   Nebraska Public Power District,
        Revenue Bonds, Series A,
        5.125%, 1-1-2019, AAA/Aaa                 1,000,000        894,950

 New York (3.5%)
   City of New York, Municipal Water Finance Authority,
        Water and Sewer System, Revenue Bonds,
        5.125%, 6-15-2030, AAA/Aaa                1,000,000        864,360

 Ohio (8.1%)
   Ohio State Building Authority, Adult Correctional
        Facilities Improvements, Revenue Bonds,
        Series A, 5.500%, 10-1-2011, AA-/Aa2      1,000,000      1,008,120
   Ohio State Turnpike Authority,
        Revenue Bonds, Series A
        5.500%, 2-15-2017, AAA/Aaa                1,000,000        970,610
                                                                 1,978,730
 Pennsylvania (0.0%)
   Pennsylvania Housing Finance Agency, Multi-
        Family Mortgage, Revenue Bonds, Series 1985A,
        9.375%, 8-1-2028, AAA/Aa2                     5,000          5,045

 Rhode Island (3.9%)
   Rhode Island Clean Water Financing Agency
        Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa  1,000,000        954,900

 South Dakota (3.6%)
   South Dakota State Building Authority,
        Revenue Bonds, 5.125%, 9-1-2019, AAA/NR ^$1,000,000       $886,710

 Tennessee (7.2%)
   Metropolitan Government of Nashville &
        Davidson County, General Obligation Bonds,
        5.125%, 5-15-2025, AA/Aa2                 1,000,000        871,090
   Shelby County, General Obligation Bonds,
        Series A, 5.100%, 3-1-2022, AA+/Aa3       1,000,000        884,140
                                                                 1,755,230
 Texas (7.5%)
   City of Dallas, Civic Center Project
        Revenue Bonds, 5.000%, 8-15-2028, AAA/Aaa 1,000,000        847,970
   Harris County, Permanent Improvement,
        General Obligation Bonds,
        5.250%, 10-1-2012, AA/Aa1                 1,000,000        978,850
                                                                 1,826,820
 Utah (4.0%)
   Salt Lake County, Municipal Building
        Authority, Revenue Bonds,
        5.850%, 10-1-2017, AA-/Aa3                1,000,000        986,850

 Virginia (3.8%)
   City of Norfolk Water Systems, Revenue Bonds,
        Series 1995,  5.375%,  11-1-2023,  AAA/Aaa 1,000,000       921,030

 Washington (7.7%)
   City of Seattle Water Systems, Revenue Bonds,
        5.625%, 8-1-2026 AAA/Aaa                  1,000,000        937,630
   King County Sewer Systems,
        General Obligation Bonds, Series C
        5.250%, 1-1-2014 AA+/Aa1                  1,000,000        949,110
                                                                 1,886,740
 Wyoming (4.0%)
   Wyoming State Farm Loan Board, Capital
        Facilities, General Obligation Bonds,
        5.750%, 10-1-2020, AA-/NR                 1,000,000        983,750

Total Long-Term Municipal Bonds (cost $24,186,211)              22,561,244

SHORT-TERM MUNICIPAL BONDS (4.1%)
 Louisiana (0.4%)
   Lousiana Public Facilities Authority - Hospital
        Revenue Bonds, Put Bonds - Weekly,
        3.000%,  9-1-2025,  A-1+/VMIG1              100,000        100,000

 Mississippi (0.8%)
   Jackson County, Pollution Control,
        Revenue Bonds, Put Bonds - Weekly,
        3.350%,  12-1-2016,  A-1+/VMIG1             200,000        200,000

 Pennsylvania (0.8%)
   Quakertown, Hospital Authority,
        Revenue Bonds, Put Bonds - Weekly,
        3.300%,  7-1-2005,  A-1+/VMIG1              200,000        200,000

 Washington (2.1%)
  Washington State Health Care Facility
        Revenue Bonds, Put Bonds - Weekly
        3.000%,  10-1-2005,  A-1+/VMIG1             500,000        500,000

Total Short-Term Municipal Bonds  (cost $1,000,000)              1,000,000

Total Investments (96.4%) (cost $25,186,211)                    23,561,244
Other Assets In Excess of Liabilities (3.6%)                       881,080
Net Assets (100.0%)                                            $24,442,324


October 31, 1999
SCHEDULE OF INVESTMENTS
NOTES TO SCHEDULES OF INVESTMENTS

   ADR, GDR or NYRS after the name of a security represents American Depository Receipts, Global Depository Receipts or New York
  Registered Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

   144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   STRYPES after the name of a security represents structured yield products exchangeable for stock.

+ Non-U.S. securities.

##U.S. Treasury Notes owned by IDEX JCC Flexible Income with an aggregate market value of $1,982,635 have been segregated with the custodian to cover margin requirements on twenty, 10-year U.S. Treasury Notes, Dec 1999 futures contracts. At October 31, 1999, the fund had unrealized losses of $2,344 and variation margin payable of $10,000 on these contracts.

IDEX GE/Scottish Equitable International Equity owned Japanese Yen futures with a market value of $146,574 on one, Dec 1999 contract. At October 31, 1999, the fund had unrealized losses of $4,888 and a variation margin receivable of $32,517.

# Golden Books Publishing, Inc. and Harnischfeger Industries, Inc.
  are currently in default on interest payments.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
  B-British Pound;  C-Canadian Dollar;  E-Euro;  F-Swiss Franc;
  H-Hong Kong Dollar; J-Japanese Yen;  S-Swedish Krona.

* Presently non-income producing.

**Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

^ Affiliated company as defined by Section 851 of the Internal Revenue
  Code.

   See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

  See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.


***  Repurchase Agreement Collateral Table
                                                               Market Value
                                                                and Accrued
                                                                   Interest
             Principal and Description                        at 10-31-1999
IDEX JCC Capital Appreciation
 $ 20,000   U. S. Treasury Bonds  8.875%,  2-15-2019               $25,300
IDEX Alger Aggressive Growth
  605,000   U. S. Treasury Bonds  8.125%,  5-15-2021               716,925
IDEX Pilgrim Baxter Mid Cap Growth
  965,000   U. S. Treasury Bonds  8.125%,  8-15-2019             1,143,525
IDEX GE/Scottish Equitable International Equity
  235,000   U. S. Treasury Bonds  8.875%,  8-15-2017               252,085
IDEX Salomon All Cap
  170,000   U. S. Treasury Bonds  8.875%,  2-15-2019               215,050
IDEX JCC Growth
   15,000   U. S. Treasury Notes  6.625%,  6-30-2001                15,506
IDEX Goldman Sachs Growth
  405,000   U. S. Treasury Notes  5.500%,  3-31-2003               400,748
IDEX C.A.S.E. Growth
  560,000   U. S. Treasury Bonds  8.125%,  8-15-2019               663,600
IDEX Dean Asset Allocation
  573,000   U. S. Treasury Notes  8.125%,  8-15-2019               633,975
IDEX LKCM Strategic Total Return
  820,000   U. S. Treasury Bonds  8.125%,  8-15-2019               971,700
IDEX JCC Balanced
  35,000   U. S. Treasury Bonds  8.125%,   5-15-2021                42,480
IDEX JCC Flexible Income
  15,000   U. S. Treasury Notes  6.250%,  10-31-2001                15,575



STATEMENTS OF ASSETS AND LIABILITIES
All numbers (except per share amounts) in thousands
October  31, 1999

                                          IDEX T. Rowe Price    IDEX JCC
                                                   Small Cap      Capital
                                                             Appreciation

Assets:
Investment securities, at market value               $3,107     $122,549
Cash (1)                                                  1          -
Receivables:
Investment securities sold                               12          515
Shares of beneficial interest sold                       21        1,909
Interest                                                  1          -
Dividends                                               -             17
Due from investment adviser                              10          -
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                   -             11
                                                      3,152      125,001
Liabilities:
Accounts payable:
Investment securities purchased                           5        3,577
Shares of beneficial interest redeemed                    5           94
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            -             45
Distribution fees .                                       2           52
Transfer agent fees and expenses                          6           32
Forward foreign currency contracts                      -            -
Other                                                    42           58
                                                         60        3,858
Net Assets                                           $3,092     $121,143

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                   2,943       77,893
Undistributed net investment income (loss) or
  distribution in excess of net investment income       -           (509)
Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                          80        9,495
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                     69       34,264
Net Assets                                           $3,092     $121,143
Investment securities, at cost                       $3,038      $88,291

Shares Of Beneficial Interest Outstanding:
Class A shares                                          116        2,400
Class B shares                                          103        1,195
Class M shares                                           62          329
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $11.01       $31.09
Class B shares                                       $10.97       $30.51
Class M shares                                       $10.98       $30.60
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $11.65       $32.90
Class M shares                                       $11.09       $30.91
Class T shares (2)

                                         IDEX Pilgrim Baxter  IDEX Alger
                                              Mid Cap Growth   Aggressive
                                                                   Growth

Assets:
Investment securities, at market value               $6,359     $166,536
Cash (1)                                                -            366
Receivables:
Investment securities sold                              194          249
Shares of beneficial interest sold                       74          710
Interest                                                -            -
Dividends                                                 1           20
Due from investment adviser                               5            8
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                     1           16
                                                      6,634      167,905
Liabilities:
Accounts payable:
Investment securities purchased                         117        1,517
Shares of beneficial interest redeemed                    3          130
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            -            -
Distribution fees .                                       3           78
Transfer agent fees and expenses                          5           96
Forward foreign currency contracts                      -            -
Other                                                    44           69
                                                        172        1,890
Net Assets                                           $6,462     $166,015

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                   5,611      109,943
Undistributed net investment income (loss) or
  distribution in excess of net investment income       -             (7)
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                     173       14,484
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                    678       41,595
Net Assets                                           $6,462     $166,015
Investment securities, at cost                       $5,681     $124,948

Shares Of Beneficial Interest Outstanding:
Class A shares                                          174        3,028
Class B shares                                          195        1,461
Class M shares                                           69          570
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $14.80       $33.05
Class B shares                                       $14.76       $32.44
Class M shares                                       $14.77       $32.53
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $15.66       $34.97
Class M shares                                       $14.92       $32.86
Class T shares (2)

                                  IDEX GE/Scottish Equitable    IDEX JCC
                                        International Equity       Global

Assets:
Investment securities, at market value               $6,949     $926,080
Cash (1)                                                 11        1,340
Receivables:
Investment securities sold                              145        5,859
Shares of beneficial interest sold                      -          4,316
Interest                                                -            -
Dividends                                                15        2,975
Due from investment adviser                               8          -
    Variation margin                                     33          -
Forward foreign currency contracts                      -          1,553
Other                                                     1           85
                                                      7,162      942,208
Liabilities:
Accounts payable:
Investment securities purchased                         210        9,715
Shares of beneficial interest redeemed                  -            974
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            -            233
Distribution fees .                                       3          470
Transfer agent fees and expenses                          4          233
Forward foreign currency contracts                      -          3,446
Other                                                    36          356
                                                        253       15,427
Net Assets                                           $6,909     $926,781

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                   5,710      628,946
Undistributed net investment income (loss) or
  distribution in excess of net investment income       -           (141)
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                     264       31,032
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                    935      266,944
Net Assets                                           $6,909     $926,781
Investment securities, at cost                       $6,010     $657,263

Shares Of Beneficial Interest Outstanding:
Class A shares                                          381       14,431
Class B shares                                          120        8,608
Class M shares                                           38        4,714
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $12.85       $33.80
Class B shares                                       $12.70       $32.98
Class M shares                                       $12.73       $32.91
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $13.60       $35.77
Class M shares                                       $12.86       $33.24
Class T shares (2)

                                                IDEX Salomon     IDEX JCC
                                                     All Cap       Growth

Assets:
Investment securities, at market value               $4,033   $3,109,749
Cash (1)                                                  4           31
Receivables:
Investment securities sold                               67          -
Shares of beneficial interest sold                      153        9,686
Interest                                                -             88
Dividends                                                 2          164
Due from investment adviser                              11          -
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                   -            287
                                                      4,270    3,120,005
Liabilities:
Accounts payable:
Investment securities purchased                          32        9,555
Shares of beneficial interest redeemed                    5        4,089
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            -            446
Distribution fees .                                       2          763
Transfer agent fees and expenses                          7          523
Forward foreign currency contracts                      -            -
Other                                                    45          557
                                                         91       15,933
Net Assets                                           $4,179   $3,104,072

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                   4,103    1,274,676
Undistributed net investment income (loss) or
  distribution in excess of net investment income       -           (196)
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                      52      558,783
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                     24    1,270,809
Net Assets                                           $4,179   $3,104,072
Investment securities, at cost                       $4,009   $1,839,015

Shares Of Beneficial Interest Outstanding:
Class A shares                                          161       31,412
Class B shares                                          135        7,227
Class M shares                                           62        3,106
Class T shares (2)                                                24,592

Net Asset Value Per Share:
Class A shares                                       $11.70       $46.72
Class B shares                                       $11.66       $45.38
Class M shares                                       $11.67       $45.58
Class T shares (2)                                                $47.45

Maximum Offering Price Per Share (3):
Class A shares                                       $12.38       $49.44
Class M shares                                       $11.79       $46.04
Class T shares (2)                                                $51.86


                                                IDEX GoldmanIDEX C.A.S.E.
                                                Sachs Growth       Growth

Assets:
Investment securities, at market value               $4,966       $9,757
Cash (1)                                                -            -
Receivables:
Investment securities sold                               16          -
Shares of beneficial interest sold                      132           15
Interest                                                -            -
Dividends                                                 1            6
Due from investment adviser                              14            2
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                     1            2
                                                      5,130        9,782
Liabilities:
Accounts payable:
Investment securities purchased                          68          -
Shares of beneficial interest redeemed                   21            2
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            -            -
Distribution fees .                                       3            5
Transfer agent fees and expenses                          5            7
Forward foreign currency contracts                      -            -
Other                                                    46           25
                                                        143           39
Net Assets                                           $4,987       $9,743

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                   4,708        9,123
Undistributed net investment income (loss) or
  distribution in excess of net investment income       -             (1)
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                      12          162
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                    267          459
Net Assets                                           $4,987       $9,743
Investment securities, at cost                       $4,699       $9,298

Shares Of Beneficial Interest Outstanding:
Class A shares                                          174          374
Class B shares                                          199          324
Class M shares                                           66          112
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $11.40       $12.14
Class B shares                                       $11.35       $11.93
Class M shares                                       $11.36       $11.96
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $12.06       $12.85
Class M shares                                       $11.47       $12.08
Class T shares (2)

                                                   IDEX NWQ  IDEX T. Rowe
                                                                    Price
                                                Value Equity     Dividend
                                                                   Growth

Assets:
Investment securities, at market value              $17,255       $4,996
Cash (1)                                                  1          -
Receivables:
Investment securities sold                              156           14
Shares of beneficial interest sold                      108          128
Interest                                                  6          -
Dividends                                                13            6
Due from investment adviser                             -             14
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                     2          -
                                                     17,541        5,158
Liabilities:
Accounts payable:
Investment securities purchased                         -             61
Shares of beneficial interest redeemed                    8           13
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                              1          -
Distribution fees .                                      10            3
Transfer agent fees and expenses                         10            5
Forward foreign currency contracts                      -            -
Other                                                    25           44
                                                         54          126
Net Assets                                          $17,487       $5,032

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                  18,123        5,115
Undistributed net investment income (loss) or
  distribution in excess of net investment income        (1)           4
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                    (167)         (43)
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                   (468)         (44)
Net Assets                                          $17,487       $5,032
Investment securities, at cost                      $17,724       $5,040

Shares Of Beneficial Interest Outstanding:
Class A shares                                          707          180
Class B shares                                          659          209
Class M shares                                          198          104
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $11.28       $10.20
Class B shares                                       $11.09       $10.19
Class M shares                                       $11.12       $10.19
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $11.94       $10.79
Class M shares                                       $11.23       $10.29
Class T shares (2)

                                                   IDEX Dean   IDEX LKCM
                                            Asset Allocation    Strategic
                                                             Total Return

Assets:
Investment securities, at market value              $29,024      $62,162
Cash (1)                                                -            -
Receivables:
Investment securities sold                              -            -
Shares of beneficial interest sold                       51           91
Interest                                                218          293
Dividends                                                31           35
Due from investment adviser                             -            -
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                     3            6
                                                     29,327       62,587
Liabilities:
Accounts payable:
Investment securities purchased                         -             96
Shares of beneficial interest redeemed                   12          106
    Variation margin                                    -            -
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                             15           25
Distribution fees .                                      17           30
Transfer agent fees and expenses                         13           26
Forward foreign currency contracts                      -            -
Other                                                    33           35
                                                         90          318
Net Assets                                          $29,237      $62,269

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                  28,820       51,989
Undistributed net investment income (loss) or
  distribution in excess of net investment income       180           81
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                    (309)       1,275
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                    546        8,924
Net Assets                                          $29,237      $62,269
Investment securities, at cost                      $28,478      $53,239

Shares Of Beneficial Interest Outstanding:
Class A shares                                        1,050        2,155
Class B shares                                        1,033          882
Class M shares                                          398          499
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $11.79       $17.62
Class B shares                                       $11.78       $17.60
Class M shares                                       $11.78       $17.61
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $12.48       $18.65
Class M shares                                       $11.90       $17.79
Class T shares (2)

                                                    IDEX JCC     IDEX JCC
                                                    Balanced     Flexible
                                                                   Income

Assets:
Investment securities, at market value             $190,449      $27,225
Cash (1)                                                -            -
Receivables:
Investment securities sold                            2,323          315
Shares of beneficial interest sold                    1,497           30
Interest                                              1,523          594
Dividends                                                93          -
Due from investment adviser                             -            -
    Variation margin                                    -            -
Forward foreign currency contracts                       13           18
Other                                                    18            3
                                                    195,916       28,185
Liabilities:
Accounts payable:
Investment securities purchased                         662          324
Shares of beneficial interest redeemed                  133           27
    Variation margin                                    -             10
    Due to custodian                                    -            -
Accrued liabilities:
Management and advisory fees                            153           12
Distribution fees .                                     117           15
Transfer agent fees and expenses                         57            9
Forward foreign currency contracts                      -            -
Other                                                    90           41
                                                      1,212          438
Net Assets                                         $194,704      $27,747

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                 171,418       28,297
Undistributed net investment income (loss) or
  distribution in excess of net investment income       310           65
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                   2,763         (493)
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                 20,213         (122)
Net Assets                                         $194,704      $27,747
Investment securities, at cost                     $170,262      $27,364

Shares Of Beneficial Interest Outstanding:
Class A shares                                        3,573        1,582
Class B shares                                        4,900          952
Class M shares                                        1,801          399
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $18.96        $9.46
Class B shares                                       $18.95        $9.46
Class M shares                                       $18.95        $9.46
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $20.06        $9.93
Class M shares                                       $19.14        $9.56
Class T shares (2)

                                                  IDEX AEGON  IDEX AEGON
                                                 Income Plus   Tax Exempt

Assets:
Investment securities, at market value              $76,988      $23,561
Cash (1)                                                -             62
Receivables:
Investment securities sold                              -            -
Shares of beneficial interest sold                       70          521
Interest                                              1,400          350
Dividends                                               -            -
Due from investment adviser                             -            -
    Variation margin                                    -            -
Forward foreign currency contracts                      -            -
Other                                                     7            3
                                                     78,465       24,497
Liabilities:
Accounts payable:
Investment securities purchased                         -            -
Shares of beneficial interest redeemed                   56          -
    Variation margin                                    -            -
    Due to custodian                                    755          -
Accrued liabilities:
Management and advisory fees                             40           10
Distribution fees .                                      33            8
Transfer agent fees and expenses                         18            5
Forward foreign currency contracts                      -            -
Other                                                    36           32
                                                        938           55
Net Assets                                          $77,527      $24,442

Net Assets Consist Of:
Shares of beneficial interest, unlimited
  shares authorized                                  82,313       25,811
Undistributed net investment income (loss) or
  distribution in excess of net investment income       133           38
Undistributed net realized gain (loss) from
  investments, futures/options contracts
  and foreign currency transactions                     466          219
Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and on
  translation of assets and liabilities in
  foreign currencies                                 (5,385)      (1,626)
Net Assets                                          $77,527      $24,442
Investment securities, at cost                      $82,371      $25,186

Shares Of Beneficial Interest Outstanding:
Class A shares                                        6,111        1,981
Class B shares                                        1,338          118
Class M shares                                          571          207
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                        $9.67       $10.60
Class B shares                                        $9.67       $10.59
Class M shares                                        $9.67       $10.59
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $10.15       $11.13
Class M shares                                        $9.77       $10.70
Class T shares (2)


(1) IDEX GE/Scottish Equitable International Equity cash balance includes foreign cash of $5 with a cost of $5. IDEX JCC Gobal cash balance includes foreign cash of $1,009 with a cost of $1,009.

(2) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

(3) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.



STATEMENTS OF OPERATIONS
For the year ended October 31, 1999
All numbers in thousands

                                          IDEX T. Rowe Price    IDEX JCC
                                               Small Cap (1)      Capital
                                                             Appreciation

Investment Income:
Interest                                                 $3         $112
Dividends                                                 2           53
Withholding taxes on foreign dividends                  -            -
                                                          5          165
Expenses:
Management and advisory fees                             10          561
Transfer agent fees and expenses                         12          210
Custody and accounting fees and expenses                 33           69
Registration fees                                        34           62
Trustees fees and expenses                              -              8
Audit fees and expenses                                   4            6
Interest income write off                               -            -
Other                                                     3           27

Distribution and service fees:
Class A                                                   2          142
Class B                                                   4          121
Class M                                                   3           31
Gross Expenses                                          105        1,237

Less fee waivers and reimbursements by the
 investment adviser                                     (81)        (101)
Less custodian earnings credits                         -             (1)
Net Expenses                                             24        1,135

Net Investment Income (Loss)                            (19)        (970)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         99       10,070
     Futures/options contracts                          -            -
     Foreign currency transactions                      -              5
                                                         99       10,075

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              69       30,699
Futures/options contracts                               -            -
Translation of assets and liabilities denominated
 in foreign currency                                    -             (1)
                                                         69       30,698
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions            168       40,773
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                       $149      $39,803


                                         IDEX Pilgrim Baxter  IDEX Alger
                                          Mid Cap Growth (1)   Aggressive
                                                                   Growth

Investment Income:
Interest                                                 $8         $246
Dividends                                                 2          266
Withholding taxes on foreign dividends                  -             (2)
                                                         10          510
Expenses:
Management and advisory fees                             12          936
Transfer agent fees and expenses                         12          592
Custody and accounting fees and expenses                 31           47
Registration fees                                        35           63
Trustees fees and expenses                                1           10
Audit fees and expenses                                   4            8
Interest income write off                               -            -
Other                                                     1           65

Distribution and service fees:
Class A                                                   2          257
Class B                                                   6          259
Class M                                                   3          102
Gross Expenses                                          107        2,339

Less fee waivers and reimbursements by the investment
 adviser                                                (79)        (318)
Less custodian earnings credits                         -            -
Net Expenses                                             28        2,021

Net Investment Income (Loss)                            (18)      (1,511)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        191       16,203
     Futures/options contracts                          -            -
     Foreign currency transactions                      -            -
                                                        191       16,203

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                             678       27,828
Futures/options contracts                               -            -
Translation of assets and liabilities denominated
 in foreign currency                                    -            -
                                                        678       27,828
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions            869       44,031
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                       $851      $42,520


                                  IDEX GE/Scottish Equitable    IDEX JCC
                                        International Equity       Global

Investment Income:
Interest                                                 $5       $3,085
Dividends                                               132        7,931
Withholding taxes on foreign dividends                  (14)        (446)
                                                        123       10,570
Expenses:
Management and advisory fees                             61        6,949
Transfer agent fees and expenses                         30        1,662
Custody and accounting fees and expenses                 88          629
Registration fees                                        35          126
Trustees fees and expenses                              -             45
Audit fees and expenses                                   7           23
Interest income write off                               -            -
Other                                                     3          219

Distribution and service fees:
Class A                                                  18        1,378
Class B                                                  14        1,944
Class M                                                   4          962
Gross Expenses                                          260       13,937

Less fee waivers and reimbursements by the investment
 adviser                                               (115)         -
Less custodian earnings credits                         -            (12)
Net Expenses                                            145       13,925

Net Investment Income (Loss)                            (22)      (3,355)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        523       36,995
     Futures/options contracts                           26        1,026
     Foreign currency transactions                       36       (5,462)
                                                        585       32,559

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                             672      196,292
Futures/options contracts                                (5)         -
Translation of assets and liabilities denominated
 in foreign currency                                      2        2,838
                                                        669      199,130
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions          1,254      231,689
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                     $1,232     $228,334


                                                IDEX Salomon     IDEX JCC
                                                 All Cap (1)       Growth

Investment Income:
Interest                                                 $9      $12,690
Dividends                                                12        6,980
Withholding taxes on foreign dividends                  -            -
                                                         21       19,670
Expenses:
Management and advisory fees                              9       22,094
Transfer agent fees and expenses                         12        3,526
Custody and accounting fees and expenses                 31          185
Registration fees                                        34          193
Trustees fees and expenses                              -            144
Audit fees and expenses                                   4           49
Interest income write off                               -            -
Other                                                     2          535

Distribution and service fees:
Class A                                                   2        4,139
Class B                                                   4        1,630
Class M                                                   2          759
Gross Expenses                                          100       33,254

Less fee waivers and reimbursements by the investment
 adviser                                                (79)        (713)
Less custodian earnings credits                         -            (10)
Net Expenses                                             21       32,531

Net Investment Income (Loss)                            -        (12,861)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         63      570,861
     Futures/options contracts                          (11)         -
     Foreign currency transactions                      -            178
                                                         52      571,039

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              23      507,736
Futures/options contracts                                 1          -
Translation of assets and liabilities denominated
 in foreign currency                                    -            636
                                                         24      508,372
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions             76    1,079,411
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                        $76   $1,066,550


                                                IDEX GoldmanIDEX C.A.S.E.
                                            Sachs Growth (1)       Growth

Investment Income:
Interest                                                 $5          $11
Dividends                                                10           44
Withholding taxes on foreign dividends                  -            -
                                                         15           55
Expenses:
Management and advisory fees                             12           73
Transfer agent fees and expenses                         12           55
Custody and accounting fees and expenses                 41           42
Registration fees                                        34           32
Trustees fees and expenses                              -            -
Audit fees and expenses                                   4            8
Interest income write off                               -            -
Other                                                     2            3

Distribution and service fees:
Class A                                                   2           15
Class B                                                   7           32
Class M                                                   2            9
Gross Expenses                                          116          269

Less fee waivers and reimbursements by the investment
 adviser                                                (87)        (104)
Less custodian earnings credits                         -            -
Net Expenses                                             29          165

Net Investment Income (Loss)                            (14)        (110)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         26          281
     Futures/options contracts                          -            -
     Foreign currency transactions                      -            -
                                                         26          281

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during the
 period on:
Investments                                             267        1,916
Futures/options contracts                               -            -
Translation of assets and liabilities denominated
 in foreign currency                                    -            -
                                                        267        1,916
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions            293        2,197
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                       $279       $2,087


                                                   IDEX NWQ  IDEX T. Rowe
                                                                    Price
                                                Value Equity     Dividend
                                                               Growth (1)

Investment Income:
Interest                                                $89          $10
Dividends                                               213           28
Withholding taxes on foreign dividends                  -            -
                                                        302           38
Expenses:
Management and advisory fees                            140           12
Transfer agent fees and expenses                         87           12
Custody and accounting fees and expenses                 35           40
Registration fees                                        36           35
Trustees fees and expenses                              -            -
Audit fees and expenses                                   6            4
Interest income write off                               -            -
Other                                                    11            3

Distribution and service fees:
Class A                                                  29            2
Class B                                                  61            6
Class M                                                  17            3
Gross Expenses                                          422          117

Less fee waivers and reimbursements by the investment
 adviser                                               (105)         (88)
Less custodian earnings credits                         -            -
Net Expenses                                            317           29

Net Investment Income (Loss)                            (15)           9

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                       (167)         (43)
     Futures/options contracts                          -            -
     Foreign currency transactions                      -            -
                                                       (167)         (43)

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                             357          (44)
Futures/options contracts                               -            -
Translation of assets and liabilities denominated
 in foreign currency                                    -            -
                                                        357          (44)
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions            190          (87)
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                       $175         $(78)


                                                   IDEX Dean   IDEX LKCM
                                            Asset Allocation    Strategic
                                                             Total Return

Investment Income:
Interest                                               $926       $1,114
Dividends                                               403          471
Withholding taxes on foreign dividends                   (1)          (2)
                                                      1,328        1,583
Expenses:
Management and advisory fees                            307          479
Transfer agent fees and expenses                        117          200
Custody and accounting fees and expenses                 42           44
Registration fees                                        40           47
Trustees fees and expenses                              -              2
Audit fees and expenses                                   7            7
Interest income write off                               -            -
Other                                                    16           24

Distribution and service fees:
Class A                                                  50          124
Class B                                                 144          124
Class M                                                  58           71
Gross Expenses                                          781        1,122

Less fee waivers and reimbursements by the investment
 adviser                                                (69)         (85)
Less custodian earnings credits                         -            -
Net Expenses                                            712        1,037

Net Investment Income (Loss)                            616          546

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                       (309)       1,606
     Futures/options contracts                          -            -
     Foreign currency transactions                      -            -
                                                       (309)       1,606

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                          (1,585)       3,627
Futures/options contracts                               -            -
Translation of assets and liabilities denominated
 in foreign currency                                    -            -
                                                     (1,585)       3,627
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions         (1,894)       5,233
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                    $(1,278)      $5,779


                                                    IDEX JCC     IDEX JCC
                                                    Balanced     Flexible
                                                                   Income

Investment Income:
Interest                                             $2,793       $1,847
Dividends                                               603           13
Withholding taxes on foreign dividends                   (3)         -
                                                      3,393        1,860
Expenses:
Management and advisory fees                          1,093          221
Transfer agent fees and expenses                        305           60
Custody and accounting fees and expenses                 77           58
Registration fees                                        85           44
Trustees fees and expenses                               14            1
Audit fees and expenses                                   7           13
Interest income write off                               -            -
Other                                                    37            8

Distribution and service fees:
Class A                                                 155           53
Class B                                                 474           64
Class M                                                 159           29
Gross Expenses                                        2,406          551

Less fee waivers and reimbursements by the investment
 adviser                                                 (6)         (36)
Less custodian earnings credits                          (4)          (1)
Net Expenses                                          2,396          514

Net Investment Income (Loss)                            997        1,346

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                      2,876         (305)
     Futures/options contracts                          -             37
     Foreign currency transactions                      (52)         (33)
                                                      2,824         (301)

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                          15,930         (814)
Futures/options contracts                               -             (2)
Translation of assets and liabilities denominated
 in foreign currency                                     13           17
                                                     15,943         (799)
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions         18,767       (1,100)
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                    $19,764         $246


                                                  IDEX AEGON  IDEX AEGON
                                                 Income Plus   Tax Exempt

Investment Income:
Interest                                             $5,749       $1,292
Dividends                                               546          -
Withholding taxes on foreign dividends                  -            -
                                                      6,295        1,292
Expenses:
Management and advisory fees                            485          151
Transfer agent fees and expenses                        142           31
Custody and accounting fees and expenses                 34           38
Registration fees                                        41           41
Trustees fees and expenses                                1          -
Audit fees and expenses                                  13           12
Interest income write off                                86          -
Other                                                    29            6

Distribution and service fees:
Class A                                                 225           77
Class B                                                  97           11
Class M                                                  62           22
Gross Expenses                                        1,215          389

Less fee waivers and reimbursements by the investment
 adviser                                                -            (28)
Less custodian earnings credits                          (1)          (9)
Net Expenses                                          1,214          352

Net Investment Income (Loss)                          5,081          940

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and
Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        466          219
     Futures/options contracts                          -            -
     Foreign currency transactions                      -            -
                                                        466          219

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                          (5,039)      (2,796)
Futures/options contracts                               -            -
Translation of assets and liabilities denominated in
 foreign currency                                       -            -
                                                     (5,039)      (2,796)
Net Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions         (4,573)      (2,577)
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                       $508      $(1,637)



(1) From commencement of investment operations on March 1, 1999 through October 31, 1999.

The notes to the financial statements are an integral part of these statements.



STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                           IDEX T. Rowe Price
                                                    Small Cap
Increase (Decrease) In Net Assets From:              1999 (1)

Operations:
Net investment income (loss)                            $(19)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                             99
Net unrealized appreciation (depreciation)
 during the period                                        69
                                                         149




Distributions To Shareholders:
From net investment income:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -
From net realized gains:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                1,210
Class B                                                1,084
Class M (2)                                              649
Class T                                                  -
                                                       2,943

Net increase (decrease) in net assets                  3,092





Net Assets:
Beginning of period                                      -
End of period                                         $3,092

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $-


                                                     IDEX JCC
                                         Capital Appreciation
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                           $(970)       $(406)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                         10,075        3,248
Net unrealized appreciation (depreciation) during
 the period                                           30,698           50
                                                      39,803        2,892




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -
From net realized gains:
Class A                                               (2,404)        (589)
Class B                                                 (417)         (82)
Class M (2)                                             (141)         (47)
Class T                                                  -            -
                                                      (2,962)        (718)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               24,897        1,303
Class B                                               24,262          691
Class M (2)                                            6,229         (476)
Class T                                                  -            -
                                                      55,388        1,518

Net increase (decrease) in net assets                 92,229        3,692





Net Assets:
Beginning of period                                   28,914       25,222
End of period                                       $121,143      $28,914

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                      $(509)         $(3)


                                          IDEX Pilgrim Baxter
                                               Mid Cap Growth
Increase (Decrease) In Net Assets From:              1999 (1)

Operations:
Net investment income (loss)                            $(18)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            191
Net unrealized appreciation (depreciation) during
 the period                                              678
                                                         851




Distributions To Shareholders:
From net investment income:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -
From net realized gains:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                2,231
Class B                                                2,527
Class M (2)                                              853
Class T                                                  -
                                                       5,611

Net increase (decrease) in net assets                  6,462





Net Assets:
Beginning of period                                      -
End of period                                         $6,462

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $-


                                                   IDEX Alger
                                            Aggressive Growth
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                         $(1,511)       $(650)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                         16,203        3,253
Net unrealized appreciation (depreciation) during
 the period                                           27,828        7,048
                                                      42,520        9,651




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -
From net realized gains:
Class A                                               (2,492)      (1,015)
Class B                                                 (622)        (163)
Class M (2)                                             (321)        (110)
Class T                                                  -            -
                                                      (3,435)      (1,288)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               27,107        8,620
Class B                                               28,199        4,565
Class M (2)                                            9,074        1,394
Class T                                                  -            -
                                                      64,380       14,579

Net increase (decrease) in net assets                103,465       22,942





Net Assets:
Beginning of period                                   62,550       39,608
End of period                                       $166,015      $62,550

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $(7)         $(5)


                                             IDEX GE/Scottish
                               Equitable International Equity
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $(22)        $(19)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            585         (286)
Net unrealized appreciation (depreciation) during
 the period                                              669          335
                                                       1,232           30




Distributions To Shareholders:
From net investment income:
Class A                                                  -            (20)
Class B                                                  -             (1)
Class M (2)                                              -             (1)
Class T                                                  -            -
                                                         -            (22)
From net realized gains:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               (1,012)       1,879
Class B                                                   99          641
Class M (2)                                               14          (16)
Class T                                                  -            -
                                                        (899)       2,504

Net increase (decrease) in net assets                    333        2,512





Net Assets:
Beginning of period                                    6,576        4,064
End of period                                         $6,909       $6,576

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $-           $-


                                                     IDEX JCC
                                                       Global
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                         $(3,355)     $(2,496)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                         32,559       (2,828)
Net unrealized appreciation (depreciation) during
 the period                                          199,130       32,057
                                                     228,334       26,733




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -
From net realized gains:
Class A                                                  -        (19,124)
Class B                                                  -         (4,194)
Class M (2)                                              -         (2,552)
Class T                                                  -            -
                                                         -        (25,870)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               58,510       72,572
Class B                                              111,965       70,019
Class M (2)                                           57,340       37,336
Class T                                                  -            -
                                                     227,815      179,927

Net increase (decrease) in net assets                456,149      180,790





Net Assets:
Beginning of period                                  470,632      289,842
End of period                                       $926,781     $470,632

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                      $(141)        $(28)


                                                 IDEX Salomon
                                                      All Cap
Increase (Decrease) In Net Assets From:              1999 (1)

Operations:
Net investment income (loss)                            $-
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                             52
Net unrealized appreciation (depreciation) during
 the period                                               24
                                                          76




Distributions To Shareholders:
From net investment income:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -
From net realized gains:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                1,852
Class B                                                1,551
Class M (2)                                              700
Class T                                                  -
                                                       4,103

Net increase (decrease) in net assets                  4,179





Net Assets:
Beginning of period                                      -
End of period                                         $4,179

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $-


                                                     IDEX JCC
                                                       Growth
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                        $(12,861)     $(5,859)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                        571,039       21,456
Net unrealized appreciation (depreciation) during
 the period                                          508,372      416,705
                                                   1,066,550      432,302




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -           (802)
                                                         -           (802)
From net realized gains:
Class A                                              (10,777)     (80,490)
Class B                                                 (715)      (1,902)
Class M (2)                                             (428)      (1,933)
Class T                                               (9,789)     (78,155)
                                                     (21,709)    (162,480)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                              141,079       71,245
Class B                                              229,531       23,928
Class M (2)                                           52,641       37,693
Class T                                              (36,613)      25,693
                                                     386,638      158,559

Net increase (decrease) in net assets              1,431,479      427,579





Net Assets:
Beginning of period                                1,672,593    1,245,014
End of period                                     $3,104,072   $1,672,593

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                      $(196)       $(143)


                                                IDEX Goldman
                                                 Sachs Growth
Increase (Decrease) In Net Assets From:              1999 (1)

Operations:
Net investment income (loss)                            $(14)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                             26
Net unrealized appreciation (depreciation) during
 the period                                              267
                                                         279




Distributions To Shareholders:
From net investment income:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -
From net realized gains:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                1,859
Class B                                                2,148
Class M (2)                                              701
Class T                                                  -
                                                       4,708

Net increase (decrease) in net assets                  4,987





Net Assets:
Beginning of period                                      -
End of period                                         $4,987

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $-


                                                IDEX C.A.S.E.
                                                       Growth
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                           $(110)        $(90)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            281          820
Net unrealized appreciation (depreciation) during
 the period                                            1,916       (2,025)
                                                       2,087       (1,295)




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -
From net realized gains:
Class A                                                 (340)        (340)
Class B                                                 (205)        (191)
Class M (2)                                              (65)        (157)
Class T                                                  -            -
                                                        (610)        (688)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                 (560)       1,293
Class B                                                  908          656
Class M (2)                                              295         (727)
Class T                                                  -            -
                                                         643        1,222

Net increase (decrease) in net assets                  2,120         (761)





Net Assets:
Beginning of period                                    7,623        8,384
End of period                                         $9,743       $7,623

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $(1)         $(1)


                                                     IDEX NWQ
                                                 Value Equity
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $(15)        $(38)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                           (167)         398
Net unrealized appreciation (depreciation) during
 the period                                              357       (1,499)
                                                         175       (1,139)




Distributions To Shareholders:
From net investment income:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -
From net realized gains:
Class A                                                 (191)         (23)
Class B                                                 (123)         (11)
Class M (2)                                              (46)          (7)
Class T                                                  -            -
                                                        (360)         (41)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                 (212)       3,324
Class B                                                2,575        2,577
Class M (2)                                              241          585
Class T                                                  -            -
                                                       2,604        6,486

Net increase (decrease) in net assets                  2,419        5,306





Net Assets:
Beginning of period                                   15,068        9,762
End of period                                        $17,487      $15,068

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $(1)         $(1)


                                           IDEX T. Rowe Price
                                              Dividend Growth
Increase (Decrease) In Net Assets From:              1999 (1)

Operations:
Net investment income (loss)                              $9
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            (43)
Net unrealized appreciation (depreciation) during
 the period                                              (44)
                                                         (78)




Distributions To Shareholders:
From net investment income:
Class A                                                   (3)
Class B                                                  -
Class M (2)                                               (1)
Class T                                                  -
                                                          (4)
From net realized gains:
Class A                                                  -
Class B                                                  -
Class M (2)                                              -
Class T                                                  -
                                                         -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                1,862
Class B                                                2,171
Class M (2)                                            1,081
Class T                                                  -
                                                       5,114

Net increase (decrease) in net assets                  5,032





Net Assets:
Beginning of period                                      -
End of period                                         $5,032

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                         $4


                                                    IDEX Dean
                                             Asset Allocation
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $616         $489
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                           (309)       1,854
Net unrealized appreciation (depreciation) during
 the period                                           (1,585)        (467)
                                                      (1,278)       1,876




Distributions To Shareholders:
From net investment income:
Class A                                                 (278)        (229)
Class B                                                 (181)        (122)
Class M (2)                                              (87)         (71)
Class T                                                  -            -
                                                        (546)        (422)
From net realized gains:
Class A                                                 (762)        (688)
Class B                                                 (741)        (562)
Class M (2)                                             (354)        (302)
Class T                                                  -            -
                                                      (1,857)      (1,552)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               (1,838)       3,481
Class B                                               (1,013)       4,970
Class M (2)                                           (1,999)       2,289
Class T                                                  -            -
                                                      (4,850)      10,740

Net increase (decrease) in net assets                 (8,531)      10,642





Net Assets:
Beginning of period                                   37,768       27,126
End of period                                        $29,237      $37,768

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $180         $111


                                                    IDEX LKCM
                                       Strategic Total Return
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $546         $455
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                          1,606          463
Net unrealized appreciation (depreciation) during
 the period                                            3,627        1,265
                                                       5,779        2,183




Distributions To Shareholders:
From net investment income:
Class A                                                 (420)        (340)
Class B                                                  (71)         (42)
Class M (2)                                              (52)         (42)
Class T                                                  -            -
                                                        (543)        (424)
From net realized gains:
Class A                                                 (415)        (961)
Class B                                                 (133)        (225)
Class M (2)                                              (89)        (199)
Class T                                                  -            -
                                                        (637)      (1,385)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                2,953       10,079
Class B                                                4,758        5,034
Class M (2)                                            1,138        2,675
Class T                                                  -            -
                                                       8,849       17,788

Net increase (decrease) in net assets                 13,448       18,162





Net Assets:
Beginning of period                                   48,821       30,659
End of period                                        $62,269      $48,821

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $81         $141


                                                     IDEX JCC
                                                     Balanced
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $997         $239
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                          2,824          228
Net unrealized appreciation (depreciation) during
 the period                                           15,943        2,767
                                                      19,764        3,234




Distributions To Shareholders:
From net investment income:
Class A                                                 (474)        (175)
Class B                                                 (227)         (17)
Class M (2)                                             (102)         (12)
Class T                                                  -            -
                                                        (803)        (204)
From net realized gains:
Class A                                                 (129)      (1,280)
Class B                                                  (88)        (260)
Class M (2)                                              (32)        (158)
Class T                                                  -            -
                                                        (249)      (1,698)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                               36,281        8,745
Class B                                               73,439        9,015
Class M (2)                                           26,464        3,158
Class T                                                  -            -
                                                     136,184       20,918

Net increase (decrease) in net assets                154,896       22,250





Net Assets:
Beginning of period                                   39,808       17,558
End of period                                       $194,704      $39,808

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $310          $56


                                                     IDEX JCC
                                              Flexible Income
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                          $1,346       $1,044
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                           (301)         254
Net unrealized appreciation (depreciation) during
 the period                                             (799)        (129)
                                                         246        1,169




Distributions To Shareholders:
From net investment income:
Class A                                                 (842)        (920)
Class B                                                 (325)         (66)
Class M (2)                                             (158)         (72)
Class T                                                  -            -
                                                      (1,325)      (1,058)
From net realized gains:
Class A                                                  -            -
Class B                                                  -            -
Class M (2)                                              -            -
Class T                                                  -            -
                                                         -            -




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                  589         (676)
Class B                                                6,942        1,641
Class M (2)                                            1,731        1,282
Class T                                                  -            -
                                                       9,262        2,247

Net increase (decrease) in net assets                  8,183        2,358





Net Assets:
Beginning of period                                   19,564       17,206
End of period                                        $27,747      $19,564

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $65          $42


                                                   IDEX AEGON
                                                  Income Plus
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                          $5,081       $4,651
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            466        1,445
Net unrealized appreciation (depreciation) during
 the period                                           (5,039)      (3,738)
                                                         508        2,358




Distributions To Shareholders:
From net investment income:
Class A                                               (4,250)      (4,224)
Class B                                                 (580)        (170)
Class M (2)                                             (410)        (274)
Class T                                                  -            -
                                                      (5,240)      (4,668)
From net realized gains:
Class A                                               (1,219)      (1,318)
Class B                                                 (128)         (38)
Class M (2)                                              (98)         (77)
Class T                                                  -            -
                                                      (1,445)      (1,433)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                  429        1,203
Class B                                                8,682        3,450
Class M (2)                                            1,985          845
Class T                                                  -            -
                                                      11,096        5,498

Net increase (decrease) in net assets                  4,919        1,755





Net Assets:
Beginning of period                                   72,608       70,853
End of period                                        $77,527      $72,608

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                       $133         $293


                                                   IDEX AEGON
                                                   Tax Exempt
Increase (Decrease) In Net Assets From:                 1999         1998

Operations:
Net investment income (loss)                            $940         $990
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                            219          449
Net unrealized appreciation (depreciation) during
 the period                                           (2,796)         233
                                                      (1,637)       1,672




Distributions To Shareholders:
From net investment income:
Class A                                                 (844)        (925)
Class B                                                  (34)         (14)
Class M (2)                                              (75)         (40)
Class T                                                  -            -
                                                        (953)        (979)
From net realized gains:
Class A                                                 (365)        (306)
Class B                                                  (15)          (4)
Class M (2)                                              (30)         (12)
Class T                                                  -            -
                                                        (410)        (322)




Net Increase (Decrease) in
Net Assets from shares of
Beneficial Interest Transactions:
Class A                                                1,279       (1,369)
Class B                                                  736          272
Class M (2)                                              853          682
Class T                                                  -            -
                                                       2,868         (415)

Net increase (decrease) in net assets                   (132)         (44)





Net Assets:
Beginning of period                                   24,574       24,618
End of period                                        $24,442      $24,574

Undistributed Net Investment Income
(Loss) or (Distribution in
Excess of Net Investment Income):                        $38          $51




   (1) From commencement of investment operations on March 1, 1999 through October 31, 1999.

   (2) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares.

The notes to the financial statements are an integral part of these statements.



FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

                                                 Invmnt Ops
                                     Net Asset
               Year or                  Value,          Net
                Period               Beginning   Investment
                 Ended               of PeriodIncome (Loss)10

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)         $10.00        $0.02
   Class B  10/31/1999     (1)          10.00        (0.02)
   Class M  10/31/1999     (1)          10.00        (0.01)
IDEX JCC Capital Appreciation
   Class A  10/31/1999                  16.97         0.05
            10/31/1998                  15.90         0.01
            10/31/1997                  15.49         0.04
            10/31/1996     (3)          15.75        (0.02)
             9/30/1996     (4)          13.54        (0.02)
             9/30/1995     (5)          10.00        (0.03)
   Class B  10/31/1999                  16.72        (0.28)
            10/31/1998                  15.74        (0.08)
            10/31/1997                  15.42        (0.05)
            10/31/1996     (3)          15.69        (0.03)
             9/30/1996                  13.49        (0.10)
   Class M  10/31/1999     (2)          16.76        (0.23)
            10/31/1998                  15.77        (0.07)
            10/31/1997                  15.43        (0.03)
            10/31/1996     (3)          15.70        (0.03)
             9/30/1996     (4)          13.49        (0.08)
             9/30/1995     (5)          10.00        (0.08)
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)          10.00         0.02
   Class B  10/31/1999     (1)          10.00        (0.02)
   Class M  10/31/1999     (1)          10.00        (0.01)
IDEX Alger Aggressive Growth
   Class A  10/31/1999                  22.24         0.17
            10/31/1998                  18.77         0.03
            10/31/1997                  15.70         0.05
            10/31/1996     (3)          15.75        (0.01)
             9/30/1996     (4)          17.68        (0.15)
             9/30/1995     (5)          10.00        (0.14)
   Class B  10/31/1999                  21.93        (0.13)
            10/31/1998                  18.58        (0.09)
            10/31/1997                  15.58        (0.02)
            10/31/1996     (3)          15.63        (0.01)
             9/30/1996     (4)          17.64        (0.23)
   Class M  10/31/1999     (2)          21.98        (0.09)
            10/31/1998                  18.61        (0.07)
            10/31/1997                  15.60        (0.01)
            10/31/1996     (3)          15.65        (0.01)
             9/30/1996     (4)          17.64        (0.21)
             9/30/1995     (5)          10.00        (0.18)
IDEX GE/SE International Equity
   Class A  10/31/1999                  10.77         0.03
            10/31/1998     (4)          10.57         0.07
            10/31/1997     (6)          10.00         0.07
   Class B  10/31/1999                  10.71        (0.06)
            10/31/1998     (4)          10.52          -
            10/31/1997     (6)          10.00         0.02
   Class M  10/31/1999     (2)          10.72        (0.04)
            10/31/1998     (4)          10.53         0.01
            10/31/1997     (6)          10.00         0.03
IDEX JCC Global
   Class A  10/31/1999    (13)         $24.09        $0.22
            10/31/1998     (4)          23.74         0.08
            10/31/1997                  21.39         0.07
            10/31/1996     (3)          21.40        (0.02)
             9/30/1996                  17.73        (0.09)
             9/30/1995                  15.93        (0.06)
   Class B  10/31/1999    (13)          23.62        (0.13)
            10/31/1998     (4)          23.38        (0.03)
            10/31/1997                  21.13        (0.03)
            10/31/1996     (3)          21.14        (0.02)
             9/30/1996                  17.57        (0.19)
   Class M  10/31/1999(2) (13)          23.56        (0.14)
            10/31/1998     (4)          23.30        (0.01)
            10/31/1997                  21.03        (0.01)
            10/31/1996     (3)          21.04        (0.02)
             9/30/1996                  17.46        (0.18)
             9/30/1995                  15.74        (0.14)
IDEX Salomon All Cap
   Class A  10/31/1999     (1)          10.00         0.02
   Class B  10/31/1999     (1)          10.00        (0.02)
   Class M  10/31/1999     (1)          10.00        (0.01)
IDEX JCC Growth
   Class A  10/31/1999                  29.35         0.06
            10/31/1998                  25.04        (0.02)
            10/31/1997                  21.97        (0.02)
            10/31/1996     (3)          22.21          -
             9/30/1996                  22.84        (0.11)
             9/30/1995                  16.78        (0.05)
   Class B  10/31/1999                  28.63        (0.56)
            10/31/1998                  24.55        (0.25)
            10/31/1997                  21.60        (0.14)
            10/31/1996     (3)          21.85        (0.01)
             9/30/1996                  22.64        (0.27)
   Class M  10/31/1999     (2)          28.74        (0.47)
            10/31/1998                  24.62        (0.21)
            10/31/1997                  21.65        (0.12)
            10/31/1996     (3)          21.91        (0.02)
             9/30/1996                  22.64        (0.21)
             9/30/1995                  16.68        (0.15)
   Class T  10/31/1999                  29.74         0.40
            10/31/1998     (4)          25.31         0.13
            10/31/1997                  22.17         0.05
            10/31/1996     (3)          22.41          -
             9/30/1996     (7)          22.23          -
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)          10.00         0.03
   Class B  10/31/1999     (1)          10.00        (0.02)
   Class M  10/31/1999     (1)          10.00        (0.01)
IDEX C.A.S.E. Growth
   Class A  10/31/1999                 $10.14        $0.06
            10/31/1998                  12.90         0.03
            10/31/1997     (4)          10.56        (0.01)
            10/31/1996     (3)          10.46        (0.07)
             9/30/1996     (8)          10.00         0.61
   Class B  10/31/1999                  10.02        (0.03)
            10/31/1998                  12.85        (0.04)
            10/31/1997     (4)          10.51        (0.07)
            10/31/1996     (3)          10.41        (0.07)
             9/30/1996     (8)          10.00         0.56
   Class M  10/31/1999     (2)          10.04        (0.02)
            10/31/1998                  12.86        (0.03)
            10/31/1997     (4)          10.52        (0.06)
            10/31/1996     (3)          10.42        (0.07)
             9/30/1996     (8)          10.00         0.57
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)          11.09         0.05
            10/31/1998                  11.71         0.03
            10/31/1997     (6)          10.00         0.02
   Class B  10/31/1999     (4)          10.98        (0.03)
            10/31/1998                  11.67        (0.04)
            10/31/1997     (6)          10.00        (0.02)
   Class M  10/31/1999 (2) (4)          11.00        (0.02)
            10/31/1998                  11.67        (0.02)
            10/31/1997     (6)          10.00        (0.02)
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)          10.00         0.06
   Class B  10/31/1999     (1)          10.00         0.01
   Class M  10/31/1999     (1)          10.00         0.02
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)          13.14         0.27
            10/31/1998                  13.19         0.22
            10/31/1997                  11.19         0.19
            10/31/1996     (3)          11.03         0.02
             9/30/1996                  10.00         0.08
   Class B  10/31/1999     (4)          13.13         0.19
            10/31/1998                  13.18         0.14
            10/31/1997                  11.18         0.11
            10/31/1996     (3)          11.02         0.02
             9/30/1996                  10.00            -
   Class M  10/31/1999 (2) (4)          13.13         0.20
            10/31/1998                  13.18         0.15
            10/31/1997                  11.18         0.12
            10/31/1996     (3)          11.03         0.01
             9/30/1996                  10.00         0.02
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                 $16.18        $0.20
            10/31/1998                  15.91         0.21
            10/31/1997                  13.43         0.20
            10/31/1996     (3)          13.27         0.01
             9/30/1996                  11.74         0.20
             9/30/1995     (5)          10.00         0.09
   Class B  10/31/1999                  16.17         0.09
            10/31/1998                  15.89         0.11
            10/31/1997                  13.42         0.10
            10/31/1996     (3)          13.27          -
             9/30/1996                  11.73         0.13
   Class M  10/31/1999     (2)          16.17         0.11
            10/31/1998                  15.90         0.12
            10/31/1997                  13.42         0.12
            10/31/1996     (3)          13.27          -
             9/30/1996                  11.73         0.15
             9/30/1995     (5)          10.00         0.03
IDEX JCC Balanced
   Class A  10/31/1999                  14.75         0.19
            10/31/1998                  14.34         0.15
            10/31/1997                  13.58         0.19
            10/31/1996     (3)          13.47         0.01
             9/30/1996                  11.47         0.24
             9/30/1995     (5)          10.00         0.05
   Class B  10/31/1999                  14.74         0.08
            10/31/1998                  14.33         0.06
            10/31/1997                  13.56         0.12
            10/31/1996     (3)          13.46          -
             9/30/1996                  11.47         0.15
   Class M  10/31/1999     (2)          14.74         0.10
            10/31/1998                  14.33         0.07
            10/31/1997                  13.57         0.12
            10/31/1996     (3)          13.46         0.01
             9/30/1996                  11.47         0.16
             9/30/1995     (5)          10.00         0.01
IDEX JCC Flexible Income
   Class A  10/31/1999                   9.84         0.54
            10/31/1998                   9.75         0.61
            10/31/1997                   9.33         0.61
            10/31/1996     (3)           9.19         0.05
             9/30/1996                   9.17         0.60
             9/30/1995                   8.83         0.61
   Class B  10/31/1999                   9.83         0.49
            10/31/1998                   9.75         0.54
            10/31/1997                   9.32         0.56
            10/31/1996     (3)           9.18         0.05
             9/30/1996                   9.17         0.53
   Class M  10/31/1999     (2)           9.84         0.49
            10/31/1998                   9.75         0.56
            10/31/1997                   9.32         0.57
            10/31/1996     (3)           9.18         0.05
             9/30/1996                   9.17         0.54
             9/30/1995                   8.83         0.56
IDEX AEGON Income Plus
   Class A  10/31/1999                 $10.43        $0.65
            10/31/1998                  10.96         0.69
            10/31/1997                  10.61         0.76
            10/31/1996     (3)          10.41         0.04
             9/30/1996                  10.36         0.72
             9/30/1995                   9.75         0.75
   Class B  10/31/1999                  10.42         0.59
            10/31/1998                  10.96         0.61
            10/31/1997                  10.61         0.69
            10/31/1996     (3)          10.40         0.05
             9/30/1996                  10.35         0.65
   Class M  10/31/1999     (2)          10.42         0.60
            10/31/1998                  10.96         0.62
            10/31/1997                  10.61         0.70
            10/31/1996     (3)          10.40         0.05
             9/30/1996                  10.35         0.66
             9/30/1995                   9.74         0.69
IDEX AEGON Tax Exempt
   Class A  10/31/1999                  11.94         0.44
            10/31/1998                  11.75         0.48
            10/31/1997                  11.40         0.53
            10/31/1996     (3)          11.36         0.05
             9/30/1996                  11.34         0.55
             9/30/1995                  11.10         0.55
   Class B  10/31/1999                  11.94         0.35
            10/31/1998                  11.74         0.41
            10/31/1997                  11.40         0.44
            10/31/1996     (3)          11.36         0.04
             9/30/1996                  11.34         0.48
   Class M  10/31/1999     (2)          11.94         0.39
            10/31/1998                  11.75         0.45
            10/31/1997                  11.40         0.50
            10/31/1996     (3)          11.36         0.04
             9/30/1996                  11.34         0.52
             9/30/1995                  11.10         0.52


                              Investment Operations

               Year or            Net Realized
                Period          and Unrealized        Total
                 Ended             Gain (Loss)   Operations

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)          $0.99        $1.01
   Class B  10/31/1999     (1)           0.99         0.97
   Class M  10/31/1999     (1)           0.99         0.98
IDEX JCC Capital Appreciation
   Class A  10/31/1999                  15.88        15.93
            10/31/1998                   1.51         1.52
            10/31/1997                   0.58         0.62
            10/31/1996     (3)          (0.24)       (0.26)
             9/30/1996     (4)           3.12         3.10
             9/30/1995     (5)           3.57         3.54
   Class B  10/31/1999                  15.88        15.60
            10/31/1998                   1.51         1.43
            10/31/1997                   0.58         0.53
            10/31/1996     (3)          (0.24)       (0.27)
             9/30/1996                   3.12         3.02
   Class M  10/31/1999     (2)          15.88        15.65
            10/31/1998                   1.51         1.44
            10/31/1997                   0.58         0.55
            10/31/1996     (3)          (0.24)       (0.27)
             9/30/1996     (4)           3.12         3.04
             9/30/1995     (5)           3.57         3.49
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)           4.78         4.80
   Class B  10/31/1999     (1)           4.78         4.76
   Class M  10/31/1999     (1)           4.78         4.77
IDEX Alger Aggressive Growth
   Class A  10/31/1999                  11.82        11.99
            10/31/1998                   4.02         4.05
            10/31/1997                   3.69         3.74
            10/31/1996     (3)          (0.04)       (0.05)
             9/30/1996     (4)          (0.76)       (0.91)
             9/30/1995     (5)           7.82         7.68
   Class B  10/31/1999                  11.82        11.69
            10/31/1998                   4.02         3.93
            10/31/1997                   3.69         3.67
            10/31/1996     (3)          (0.04)       (0.05)
             9/30/1996     (4)          (0.76)       (0.99)
   Class M  10/31/1999     (2)          11.82        11.73
            10/31/1998                   4.02         3.95
            10/31/1997                   3.69         3.68
            10/31/1996     (3)          (0.04)       (0.05)
             9/30/1996     (4)          (0.76)       (0.97)
             9/30/1995     (5)           7.82         7.64
IDEX GE/SE International Equity
   Class A  10/31/1999                   2.05         2.08
            10/31/1998     (4)           0.20         0.27
            10/31/1997     (6)           0.50         0.57
   Class B  10/31/1999                   2.05         1.99
            10/31/1998     (4)           0.20         0.20
            10/31/1997     (6)           0.50         0.52
   Class M  10/31/1999     (2)           2.05         2.01
            10/31/1998     (4)           0.20         0.21
            10/31/1997     (6)           0.50         0.53
IDEX JCC Global
   Class A  10/31/1999    (13)          $9.49        $9.71
            10/31/1998     (4)           2.34         2.42
            10/31/1997                   4.38         4.45
            10/31/1996     (3)           0.01        (0.01)
             9/30/1996                   4.38         4.29
             9/30/1995                   2.42         2.36
   Class B  10/31/1999    (13)           9.49         9.36
            10/31/1998     (4)           2.34         2.31
            10/31/1997                   4.38         4.35
            10/31/1996     (3)           0.01        (0.01)
             9/30/1996                   4.38         4.19
   Class M  10/31/1999(2) (13)           9.49         9.35
            10/31/1998     (4)           2.34         2.33
            10/31/1997                   4.38         4.37
            10/31/1996     (3)           0.01        (0.01)
             9/30/1996                   4.38         4.20
             9/30/1995                   2.42         2.28
IDEX Salomon All Cap
   Class A  10/31/1999     (1)           1.68         1.70
   Class B  10/31/1999     (1)           1.68         1.66
   Class M  10/31/1999     (1)           1.68         1.67
IDEX JCC Growth
   Class A  10/31/1999                  17.70        17.76
            10/31/1998                   7.64         7.62
            10/31/1997                   3.56         3.54
            10/31/1996     (3)          (0.24)       (0.24)
             9/30/1996                   4.66         4.55
             9/30/1995                   6.18         6.13
   Class B  10/31/1999                  17.70        17.14
            10/31/1998                   7.64         7.39
            10/31/1997                   3.56         3.42
            10/31/1996     (3)          (0.24)       (0.25)
             9/30/1996                   4.66         4.39
   Class M  10/31/1999     (2)          17.70        17.23
            10/31/1998                   7.64         7.43
            10/31/1997                   3.56         3.44
            10/31/1996     (3)          (0.24)       (0.26)
             9/30/1996                   4.66         4.45
             9/30/1995                   6.18         6.03
   Class T  10/31/1999                  17.70        18.10
            10/31/1998     (4)           7.64         7.77
            10/31/1997                   3.56         3.61
            10/31/1996     (3)          (0.24)       (0.24)
             9/30/1996     (7)           0.18         0.18
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)           1.37         1.40
   Class B  10/31/1999     (1)           1.37         1.35
   Class M  10/31/1999     (1)           1.37         1.36
IDEX C.A.S.E. Growth
   Class A  10/31/1999                  $2.78        $2.84
            10/31/1998                  (1.84)       (1.81)
            10/31/1997     (4)           2.86         2.85
            10/31/1996     (3)           0.17         0.10
             9/30/1996     (8)          (0.15)        0.46
   Class B  10/31/1999                   2.78         2.75
            10/31/1998                  (1.84)       (1.88)
            10/31/1997     (4)           2.86         2.79
            10/31/1996     (3)           0.17         0.10
             9/30/1996     (8)          (0.15)        0.41
   Class M  10/31/1999     (2)           2.78         2.76
            10/31/1998                  (1.84)       (1.87)
            10/31/1997     (4)           2.86         2.80
            10/31/1996     (3)           0.17         0.10
             9/30/1996     (8)          (0.15)        0.42
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)           0.41         0.46
            10/31/1998                  (0.61)       (0.58)
            10/31/1997     (6)           1.69         1.71
   Class B  10/31/1999     (4)           0.41         0.38
            10/31/1998                  (0.61)       (0.65)
            10/31/1997     (6)           1.69         1.67
   Class M  10/31/1999 (2) (4)           0.41         0.39
            10/31/1998                  (0.61)       (0.63)
            10/31/1997     (6)           1.69         1.67
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)           0.18         0.24
   Class B  10/31/1999     (1)           0.18         0.19
   Class M  10/31/1999     (1)           0.18         0.20
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)          (0.73)       (0.46)
            10/31/1998                   0.67         0.89
            10/31/1997                   2.02         2.21
            10/31/1996     (3)           0.14         0.16
             9/30/1996                   1.03         1.11
   Class B  10/31/1999     (4)          (0.73)       (0.54)
            10/31/1998                   0.67         0.81
            10/31/1997                   2.02         2.13
            10/31/1996     (3)           0.14         0.16
             9/30/1996                   1.03         1.03
   Class M  10/31/1999 (2) (4)          (0.73)       (0.53)
            10/31/1998                   0.67         0.82
            10/31/1997                   2.02         2.14
            10/31/1996     (3)           0.14         0.15
             9/30/1996                   1.03         1.05
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                  $1.65        $1.85
            10/31/1998                   0.94         1.15
            10/31/1997                   2.79         2.99
            10/31/1996     (3)           0.15         0.16
             9/30/1996                   1.65         1.85
             9/30/1995     (5)           1.75         1.84
   Class B  10/31/1999                   1.65         1.74
            10/31/1998                   0.94         1.05
            10/31/1997                   2.79         2.89
            10/31/1996     (3)           0.15         0.15
             9/30/1996                   1.65         1.78
   Class M  10/31/1999     (2)           1.65         1.76
            10/31/1998                   0.94         1.06
            10/31/1997                   2.79         2.91
            10/31/1996     (3)           0.15         0.15
             9/30/1996                   1.65         1.80
             9/30/1995     (5)           1.75         1.78
IDEX JCC Balanced
   Class A  10/31/1999                   4.27         4.46
            10/31/1998                   1.76         1.91
            10/31/1997                   2.52         2.71
            10/31/1996     (3)           0.10         0.11
             9/30/1996                   2.25         2.49
             9/30/1995     (5)           1.47         1.52
   Class B  10/31/1999                   4.27         4.35
            10/31/1998                   1.76         1.82
            10/31/1997                   2.52         2.64
            10/31/1996     (3)           0.10         0.10
             9/30/1996                   2.25         2.40
   Class M  10/31/1999     (2)           4.27         4.37
            10/31/1998                   1.76         1.83
            10/31/1997                   2.52         2.64
            10/31/1996     (3)           0.10         0.11
             9/30/1996                   2.25         2.41
             9/30/1995     (5)           1.47         1.48
IDEX JCC Flexible Income
   Class A  10/31/1999                  (0.38)        0.16
            10/31/1998                   0.10         0.71
            10/31/1997                   0.42         1.03
            10/31/1996     (3)           0.14         0.19
             9/30/1996                    -           0.60
             9/30/1995                   0.37         0.98
   Class B  10/31/1999                  (0.38)        0.11
            10/31/1998                   0.10         0.64
            10/31/1997                   0.42         0.98
            10/31/1996     (3)           0.14         0.19
             9/30/1996                    -           0.53
   Class M  10/31/1999     (2)          (0.38)        0.11
            10/31/1998                   0.10         0.66
            10/31/1997                   0.42         0.99
            10/31/1996     (3)           0.14         0.19
             9/30/1996                    -           0.54
             9/30/1995                   0.37         0.93
IDEX AEGON Income Plus
   Class A  10/31/1999                 $(0.54)       $0.11
            10/31/1998                  (0.30)        0.39
            10/31/1997                   0.44         1.20
            10/31/1996     (3)           0.22         0.26
             9/30/1996                   0.04         0.76
             9/30/1995                   0.71         1.46
   Class B  10/31/1999                  (0.54)        0.05
            10/31/1998                  (0.30)        0.31
            10/31/1997                   0.44         1.13
            10/31/1996     (3)           0.22         0.27
             9/30/1996                   0.04         0.69
   Class M  10/31/1999     (2)          (0.54)        0.06
            10/31/1998                  (0.30)        0.32
            10/31/1997                   0.44         1.14
            10/31/1996     (3)           0.22         0.27
             9/30/1996                   0.04         0.70
             9/30/1995                   0.71         1.40
IDEX AEGON Tax Exempt
   Class A  10/31/1999                  (1.14)       (0.70)
            10/31/1998                   0.34         0.82
            10/31/1997                   0.43         0.96
            10/31/1996     (3)           0.04         0.09
             9/30/1996                   0.10         0.65
             9/30/1995                   0.29         0.84
   Class B  10/31/1999                  (1.14)       (0.79)
            10/31/1998                   0.34         0.75
            10/31/1997                   0.43         0.87
            10/31/1996     (3)           0.04         0.08
             9/30/1996                   0.10         0.58
   Class M  10/31/1999     (2)          (1.14)       (0.75)
            10/31/1998                   0.34         0.79
            10/31/1997                   0.43         0.93
            10/31/1996     (3)           0.04         0.08
             9/30/1996                   0.10         0.62
             9/30/1995                   0.29         0.81


                                 Distributions

               Year or                From Net     From Net
                Period              Investment     Realized
                 Ended                  IncomeCapital Gains

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)           $-           $-
   Class B  10/31/1999     (1)            -            -
   Class M  10/31/1999     (1)            -            -
IDEX JCC Capital Appreciation
   Class A  10/31/1999                    -          (1.81)
            10/31/1998                    -          (0.45)
            10/31/1997                    -          (0.21)
            10/31/1996     (3)            -            -
             9/30/1996     (4)          (0.07)       (0.82)
             9/30/1995     (5)            -            -
   Class B  10/31/1999                    -          (1.81)
            10/31/1998                    -          (0.45)
            10/31/1997                    -          (0.21)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (0.82)
   Class M  10/31/1999     (2)            -          (1.81)
            10/31/1998                    -          (0.45)
            10/31/1997                    -          (0.21)
            10/31/1996     (3)            -            -
             9/30/1996     (4)          (0.01)       (0.82)
             9/30/1995     (5)            -            -
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)            -            -
   Class B  10/31/1999     (1)            -            -
   Class M  10/31/1999     (1)            -            -
IDEX Alger Aggressive Growth
   Class A  10/31/1999                    -          (1.18)
            10/31/1998                    -          (0.58)
            10/31/1997                    -          (0.67)
            10/31/1996     (3)            -            -
             9/30/1996     (4)            -          (1.02)
             9/30/1995     (5)            -            -
   Class B  10/31/1999                    -          (1.18)
            10/31/1998                    -          (0.58)
            10/31/1997                    -          (0.67)
            10/31/1996     (3)            -            -
             9/30/1996     (4)            -          (1.02)
   Class M  10/31/1999     (2)            -          (1.18)
            10/31/1998                    -          (0.58)
            10/31/1997                    -          (0.67)
            10/31/1996     (3)            -            -
             9/30/1996     (4)            -          (1.02)
             9/30/1995     (5)            -            -
IDEX GE/SE International Equity
   Class A  10/31/1999                    -            -
            10/31/1998     (4)          (0.07)         -
            10/31/1997     (6)            -            -
   Class B  10/31/1999                    -            -
            10/31/1998     (4)          (0.01)         -
            10/31/1997     (6)            -            -
   Class M  10/31/1999     (2)            -            -
            10/31/1998     (4)          (0.02)         -
            10/31/1997     (6)            -            -
IDEX JCC Global
   Class A  10/31/1999    (13)           $-           $-
            10/31/1998     (4)            -          (2.07)
            10/31/1997                    -          (2.10)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (0.62)
             9/30/1995                    -          (0.56)
   Class B  10/31/1999    (13)            -            -
            10/31/1998     (4)            -          (2.07)
            10/31/1997                    -          (2.10)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (0.62)
   Class M  10/31/1999(2) (13)            -            -
            10/31/1998     (4)            -          (2.07)
            10/31/1997                    -          (2.10)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (0.62)
             9/30/1995                    -          (0.56)
IDEX Salomon All Cap
   Class A  10/31/1999     (1)            -            -
   Class B  10/31/1999     (1)            -            -
   Class M  10/31/1999     (1)            -            -
IDEX JCC Growth
   Class A  10/31/1999                    -          (0.39)
            10/31/1998                    -          (3.31)
            10/31/1997                    -          (0.47)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (5.18)
             9/30/1995                    -          (0.07)
   Class B  10/31/1999                    -          (0.39)
            10/31/1998                    -          (3.31)
            10/31/1997                    -          (0.47)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (5.18)
   Class M  10/31/1999     (2)            -          (0.39)
            10/31/1998                    -          (3.31)
            10/31/1997                    -          (0.47)
            10/31/1996     (3)            -            -
             9/30/1996                    -          (5.18)
             9/30/1995                    -          (0.07)
   Class T  10/31/1999                    -          (0.39)
            10/31/1998     (4)          (0.03)       (3.31)
            10/31/1997                    -          (0.47)
            10/31/1996     (3)            -            -
             9/30/1996     (7)            -            -
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)            -            -
   Class B  10/31/1999     (1)            -            -
   Class M  10/31/1999     (1)            -            -
IDEX C.A.S.E. Growth
   Class A  10/31/1999                   $-         $(0.84)
            10/31/1998                    -          (0.95)
            10/31/1997     (4)          (0.51)         -
            10/31/1996     (3)            -            -
             9/30/1996     (8)            -            -
   Class B  10/31/1999                    -          (0.84)
            10/31/1998                    -          (0.95)
            10/31/1997     (4)          (0.45)         -
            10/31/1996     (3)            -            -
             9/30/1996     (8)            -            -
   Class M  10/31/1999     (2)            -          (0.84)
            10/31/1998                    -          (0.95)
            10/31/1997     (4)          (0.46)         -
            10/31/1996     (3)            -            -
             9/30/1996     (8)            -            -
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)            -          (0.27)
            10/31/1998                    -          (0.04)
            10/31/1997     (6)            -            -
   Class B  10/31/1999     (4)            -          (0.27)
            10/31/1998                    -          (0.04)
            10/31/1997     (6)            -            -
   Class M  10/31/1999 (2) (4)            -          (0.27)
            10/31/1998                    -          (0.04)
            10/31/1997     (6)            -            -
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)          (0.04)         -
   Class B  10/31/1999     (1)            -            -
   Class M  10/31/1999     (1)          (0.01)         -
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)          (0.24)       (0.65)
            10/31/1998                  (0.21)       (0.73)
            10/31/1997                  (0.17)       (0.04)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.08)         -
   Class B  10/31/1999     (4)          (0.16)       (0.65)
            10/31/1998                  (0.13)       (0.73)
            10/31/1997                  (0.09)       (0.04)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.01)         -
   Class M  10/31/1999 (2) (4)          (0.17)       (0.65)
            10/31/1998                  (0.14)       (0.73)
            10/31/1997                  (0.10)       (0.04)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.02)         -
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                 $(0.20)      $(0.21)
            10/31/1998                  (0.21)       (0.67)
            10/31/1997                  (0.19)       (0.32)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.17)       (0.15)
             9/30/1995     (5)          (0.10)         -
   Class B  10/31/1999                  (0.10)       (0.21)
            10/31/1998                  (0.10)       (0.67)
            10/31/1997                  (0.10)       (0.32)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.09)       (0.15)
   Class M  10/31/1999     (2)          (0.11)       (0.21)
            10/31/1998                  (0.12)       (0.67)
            10/31/1997                  (0.11)       (0.32)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.11)       (0.15)
             9/30/1995     (5)          (0.05)         -
IDEX JCC Balanced
   Class A  10/31/1999                  (0.17)       (0.08)
            10/31/1998                  (0.15)       (1.35)
            10/31/1997                  (0.20)       (1.75)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.21)       (0.28)
             9/30/1995     (5)          (0.05)         -
   Class B  10/31/1999                  (0.06)       (0.08)
            10/31/1998                  (0.06)       (1.35)
            10/31/1997                  (0.12)       (1.75)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.13)       (0.28)
   Class M  10/31/1999     (2)          (0.08)       (0.08)
            10/31/1998                  (0.07)       (1.35)
            10/31/1997                  (0.13)       (1.75)
            10/31/1996     (3)            -            -
             9/30/1996                  (0.14)       (0.28)
             9/30/1995     (5)          (0.01)         -
IDEX JCC Flexible Income
   Class A  10/31/1999                  (0.54)         -
            10/31/1998                  (0.62)         -
            10/31/1997                  (0.61)         -
            10/31/1996     (3)          (0.05)         -
             9/30/1996                  (0.58)         -
             9/30/1995                  (0.64)         -
   Class B  10/31/1999                  (0.48)         -
            10/31/1998                  (0.56)         -
            10/31/1997                  (0.55)         -
            10/31/1996     (3)          (0.05)         -
             9/30/1996                  (0.52)         -
   Class M  10/31/1999     (2)          (0.49)         -
            10/31/1998                  (0.57)         -
            10/31/1997                  (0.56)         -
            10/31/1996     (3)          (0.05)         -
             9/30/1996                  (0.53)         -
             9/30/1995                  (0.59)         -
IDEX AEGON Income Plus
   Class A  10/31/1999                 $(0.67)      $(0.20)
            10/31/1998                  (0.70)       (0.22)
            10/31/1997                  (0.75)       (0.10)
            10/31/1996     (3)          (0.06)         -
             9/30/1996                  (0.71)         -
             9/30/1995                  (0.75)       (0.10)
   Class B  10/31/1999                  (0.60)       (0.20)
            10/31/1998                  (0.63)       (0.22)
            10/31/1997                  (0.68)       (0.10)
            10/31/1996     (3)          (0.06)         -
             9/30/1996                  (0.64)         -
   Class M  10/31/1999     (2)          (0.61)       (0.20)
            10/31/1998                  (0.64)       (0.22)
            10/31/1997                  (0.69)       (0.10)
            10/31/1996     (3)          (0.06)         -
             9/30/1996                  (0.65)         -
             9/30/1995                  (0.69)       (0.10)
IDEX AEGON Tax Exempt
   Class A  10/31/1999                  (0.44)       (0.20)
            10/31/1998                  (0.48)       (0.15)
            10/31/1997                  (0.53)       (0.08)
            10/31/1996     (3)          (0.05)         -
             9/30/1996                  (0.56)       (0.07)
             9/30/1995                  (0.56)       (0.04)
   Class B  10/31/1999                  (0.36)       (0.20)
            10/31/1998                  (0.40)       (0.15)
            10/31/1997                  (0.45)       (0.08)
            10/31/1996     (3)          (0.04)         -
             9/30/1996                  (0.49)       (0.07)
   Class M  10/31/1999     (2)          (0.40)       (0.20)
            10/31/1998                  (0.45)       (0.15)
            10/31/1997                  (0.50)       (0.08)
            10/31/1996     (3)          (0.04)         -
             9/30/1996                  (0.53)       (0.07)
             9/30/1995                  (0.53)       (0.04)


                                 Distributions
                                                  Net Asset
               Year or                               Value,
                Period                   Total          End
                 Ended           Distributions    of Period

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)           $-         $11.01
   Class B  10/31/1999     (1)            -          10.97
   Class M  10/31/1999     (1)            -          10.98
IDEX JCC Capital Appreciation
   Class A  10/31/1999                  (1.81)       31.09
            10/31/1998                  (0.45)       16.97
            10/31/1997                  (0.21)       15.90
            10/31/1996     (3)            -          15.49
             9/30/1996     (4)          (0.89)       15.75
             9/30/1995     (5)            -          13.54
   Class B  10/31/1999                  (1.81)       30.51
            10/31/1998                  (0.45)       16.72
            10/31/1997                  (0.21)       15.74
            10/31/1996     (3)            -          15.42
             9/30/1996                  (0.82)       15.69
   Class M  10/31/1999     (2)          (1.81)       30.60
            10/31/1998                  (0.45)       16.76
            10/31/1997                  (0.21)       15.77
            10/31/1996     (3)            -          15.43
             9/30/1996     (4)          (0.83)       15.70
             9/30/1995     (5)            -          13.49
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)            -          14.80
   Class B  10/31/1999     (1)            -          14.76
   Class M  10/31/1999     (1)            -          14.77
IDEX Alger Aggressive Growth
   Class A  10/31/1999                  (1.18)       33.05
            10/31/1998                  (0.58)       22.24
            10/31/1997                  (0.67)       18.77
            10/31/1996     (3)            -          15.70
             9/30/1996     (4)          (1.02)       15.75
             9/30/1995     (5)            -          17.68
   Class B  10/31/1999                  (1.18)       32.44
            10/31/1998                  (0.58)       21.93
            10/31/1997                  (0.67)       18.58
            10/31/1996     (3)            -          15.58
             9/30/1996     (4)          (1.02)       15.63
   Class M  10/31/1999     (2)          (1.18)       32.53
            10/31/1998                  (0.58)       21.98
            10/31/1997                  (0.67)       18.61
            10/31/1996     (3)            -          15.60
             9/30/1996     (4)          (1.02)       15.65
             9/30/1995     (5)            -          17.64
IDEX GE/SE International Equity
   Class A  10/31/1999                    -          12.85
            10/31/1998     (4)          (0.07)       10.77
            10/31/1997     (6)            -          10.57
   Class B  10/31/1999                    -          12.70
            10/31/1998     (4)          (0.01)       10.71
            10/31/1997     (6)            -          10.52
   Class M  10/31/1999     (2)            -          12.73
            10/31/1998     (4)          (0.02)       10.72
            10/31/1997     (6)            -          10.53
IDEX JCC Global
   Class A  10/31/1999    (13)           $-         $33.80
            10/31/1998     (4)          (2.07)       24.09
            10/31/1997                  (2.10)       23.74
            10/31/1996     (3)            -          21.39
             9/30/1996                  (0.62)       21.40
             9/30/1995                  (0.56)       17.73
   Class B  10/31/1999    (13)            -          32.98
            10/31/1998     (4)          (2.07)       23.62
            10/31/1997                  (2.10)       23.38
            10/31/1996     (3)            -          21.13
             9/30/1996                  (0.62)       21.14
   Class M  10/31/1999(2) (13)            -          32.91
            10/31/1998     (4)          (2.07)       23.56
            10/31/1997                  (2.10)       23.30
            10/31/1996     (3)            -          21.03
             9/30/1996                  (0.62)       21.04
             9/30/1995                  (0.56)       17.46
IDEX Salomon All Cap
   Class A  10/31/1999     (1)            -          11.70
   Class B  10/31/1999     (1)            -          11.66
   Class M  10/31/1999     (1)            -          11.67
IDEX JCC Growth
   Class A  10/31/1999                  (0.39)       46.72
            10/31/1998                  (3.31)       29.35
            10/31/1997                  (0.47)       25.04
            10/31/1996     (3)            -          21.97
             9/30/1996                  (5.18)       22.21
             9/30/1995                  (0.07)       22.84
   Class B  10/31/1999                  (0.39)       45.38
            10/31/1998                  (3.31)       28.63
            10/31/1997                  (0.47)       24.55
            10/31/1996     (3)            -          21.60
             9/30/1996                  (5.18)       21.85
   Class M  10/31/1999     (2)          (0.39)       45.58
            10/31/1998                  (3.31)       28.74
            10/31/1997                  (0.47)       24.62
            10/31/1996     (3)            -          21.65
             9/30/1996                  (5.18)       21.91
             9/30/1995                  (0.07)       22.64
   Class T  10/31/1999                  (0.39)       47.45
            10/31/1998     (4)          (3.34)       29.74
            10/31/1997                  (0.47)       25.31
            10/31/1996     (3)            -          22.17
             9/30/1996     (7)            -          22.41
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)            -          11.40
   Class B  10/31/1999     (1)            -          11.35
   Class M  10/31/1999     (1)            -          11.36
IDEX C.A.S.E. Growth
   Class A  10/31/1999                 $(0.84)      $12.14
            10/31/1998                  (0.95)       10.14
            10/31/1997     (4)          (0.51)       12.90
            10/31/1996     (3)            -          10.56
             9/30/1996     (8)            -          10.46
   Class B  10/31/1999                  (0.84)       11.93
            10/31/1998                  (0.95)       10.02
            10/31/1997     (4)          (0.45)       12.85
            10/31/1996     (3)            -          10.51
             9/30/1996     (8)            -          10.41
   Class M  10/31/1999     (2)          (0.84)       11.96
            10/31/1998                  (0.95)       10.04
            10/31/1997     (4)          (0.46)       12.86
            10/31/1996     (3)            -          10.52
             9/30/1996     (8)            -          10.42
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)          (0.27)       11.28
            10/31/1998                  (0.04)       11.09
            10/31/1997     (6)            -          11.71
   Class B  10/31/1999     (4)          (0.27)       11.09
            10/31/1998                  (0.04)       10.98
            10/31/1997     (6)            -          11.67
   Class M  10/31/1999 (2) (4)          (0.27)       11.12
            10/31/1998                  (0.04)       11.00
            10/31/1997     (6)            -          11.67
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)          (0.04)       10.20
   Class B  10/31/1999     (1)            -          10.19
   Class M  10/31/1999     (1)          (0.01)       10.19
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)          (0.89)       11.79
            10/31/1998                  (0.94)       13.14
            10/31/1997                  (0.21)       13.19
            10/31/1996     (3)            -          11.19
             9/30/1996                  (0.08)       11.03
   Class B  10/31/1999     (4)          (0.81)       11.78
            10/31/1998                  (0.86)       13.13
            10/31/1997                  (0.13)       13.18
            10/31/1996     (3)            -          11.18
             9/30/1996                  (0.01)       11.02
   Class M  10/31/1999 (2) (4)          (0.82)       11.78
            10/31/1998                  (0.87)       13.13
            10/31/1997                  (0.14)       13.18
            10/31/1996     (3)            -          11.18
             9/30/1996                  (0.02)       11.03
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                 $(0.41)      $17.62
            10/31/1998                  (0.88)       16.18
            10/31/1997                  (0.51)       15.91
            10/31/1996     (3)            -          13.43
             9/30/1996                  (0.32)       13.27
             9/30/1995     (5)          (0.10)       11.74
   Class B  10/31/1999                  (0.31)       17.60
            10/31/1998                  (0.77)       16.17
            10/31/1997                  (0.42)       15.89
            10/31/1996     (3)            -          13.42
             9/30/1996                  (0.24)       13.27
   Class M  10/31/1999     (2)          (0.32)       17.61
            10/31/1998                  (0.79)       16.17
            10/31/1997                  (0.43)       15.90
            10/31/1996     (3)            -          13.42
             9/30/1996                  (0.26)       13.27
             9/30/1995     (5)          (0.05)       11.73
IDEX JCC Balanced
   Class A  10/31/1999                  (0.25)       18.96
            10/31/1998                  (1.50)       14.75
            10/31/1997                  (1.95)       14.34
            10/31/1996     (3)            -          13.58
             9/30/1996                  (0.49)       13.47
             9/30/1995     (5)          (0.05)       11.47
   Class B  10/31/1999                  (0.14)       18.95
            10/31/1998                  (1.41)       14.74
            10/31/1997                  (1.87)       14.33
            10/31/1996     (3)            -          13.56
             9/30/1996                  (0.41)       13.46
   Class M  10/31/1999     (2)          (0.16)       18.95
            10/31/1998                  (1.42)       14.74
            10/31/1997                  (1.88)       14.33
            10/31/1996     (3)            -          13.57
             9/30/1996                  (0.42)       13.46
             9/30/1995     (5)          (0.01)       11.47
IDEX JCC Flexible Income
   Class A  10/31/1999                  (0.54)        9.46
            10/31/1998                  (0.62)        9.84
            10/31/1997                  (0.61)        9.75
            10/31/1996     (3)          (0.05)        9.33
             9/30/1996                  (0.58)        9.19
             9/30/1995                  (0.64)        9.17
   Class B  10/31/1999                  (0.48)        9.46
            10/31/1998                  (0.56)        9.83
            10/31/1997                  (0.55)        9.75
            10/31/1996     (3)          (0.05)        9.32
             9/30/1996                  (0.52)        9.18
   Class M  10/31/1999     (2)          (0.49)        9.46
            10/31/1998                  (0.57)        9.84
            10/31/1997                  (0.56)        9.75
            10/31/1996     (3)          (0.05)        9.32
             9/30/1996                  (0.53)        9.18
             9/30/1995                  (0.59)        9.17
IDEX AEGON Income Plus
   Class A  10/31/1999                 $(0.87)       $9.67
            10/31/1998                  (0.92)       10.43
            10/31/1997                  (0.85)       10.96
            10/31/1996     (3)          (0.06)       10.61
             9/30/1996                  (0.71)       10.41
             9/30/1995                  (0.85)       10.36
   Class B  10/31/1999                  (0.80)        9.67
            10/31/1998                  (0.85)       10.42
            10/31/1997                  (0.78)       10.96
            10/31/1996     (3)          (0.06)       10.61
             9/30/1996                  (0.64)       10.40
   Class M  10/31/1999     (2)          (0.81)        9.67
            10/31/1998                  (0.86)       10.42
            10/31/1997                  (0.79)       10.96
            10/31/1996     (3)          (0.06)       10.61
             9/30/1996                  (0.65)       10.40
             9/30/1995                  (0.79)       10.35
IDEX AEGON Tax Exempt
   Class A  10/31/1999                  (0.64)       10.60
            10/31/1998                  (0.63)       11.94
            10/31/1997                  (0.61)       11.75
            10/31/1996     (3)          (0.05)       11.40
             9/30/1996                  (0.63)       11.36
             9/30/1995                  (0.60)       11.34
   Class B  10/31/1999                  (0.56)       10.59
            10/31/1998                  (0.55)       11.94
            10/31/1997                  (0.53)       11.74
            10/31/1996     (3)          (0.04)       11.40
             9/30/1996                  (0.56)       11.36
   Class M  10/31/1999     (2)          (0.60)       10.59
            10/31/1998                  (0.60)       11.94
            10/31/1997                  (0.58)       11.75
            10/31/1996     (3)          (0.04)       11.40
             9/30/1996                  (0.60)       11.36
             9/30/1995                  (0.57)       11.34



                                                Net Assets,
               Year or                               End of
                Period                   Total       Period
                 Ended              Return (9)      (000's)

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)          10.13%      $1,272
   Class B  10/31/1999     (1)         9.70          1,135
   Class M  10/31/1999     (1)         9.77            685
IDEX JCC Capital Appreciation
   Class A  10/31/1999               102.19         74,614
            10/31/1998                 9.87         23,798
            10/31/1997                 4.09         20,605
            10/31/1996     (3)        (1.59)        19,350
             9/30/1996     (4)        24.35         18,713
             9/30/1995     (5)        35.40          6,241
   Class B  10/31/1999               101.72         36,467
            10/31/1998                 9.35          3,734
            10/31/1997                 3.56          2,866
            10/31/1996     (3)        (1.66)         2,132
             9/30/1996                23.63          2,022
   Class M  10/31/1999     (2)       101.79         10,062
            10/31/1998                 9.43          1,382
            10/31/1997                 3.64          1,751
            10/31/1996     (3)        (1.66)         2,243
             9/30/1996     (4)        23.81          2,369
             9/30/1995     (5)        34.90          2,565
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)        48.06          2,571
   Class B  10/31/1999     (1)        47.63          2,875
   Class M  10/31/1999     (1)        47.70          1,016
IDEX Alger Aggressive Growth
   Class A  10/31/1999                55.49        100,078
            10/31/1998                22.48         46,413
            10/31/1997                24.71         31,260
            10/31/1996     (3)        (0.32)        21,938
             9/30/1996     (4)        (4.91)        22,078
             9/30/1995     (5)        76.80         16,747
   Class B  10/31/1999                54.88         47,399
            10/31/1998                22.04         10,564
            10/31/1997                24.47          4,880
            10/31/1996     (3)        (0.32)         1,992
             9/30/1996     (4)        (5.33)         1,800
   Class M  10/31/1999     (2)        54.97         18,538
            10/31/1998                22.11          5,573
            10/31/1997                24.50          3,468
            10/31/1996     (3)        (0.32)         2,129
             9/30/1996     (4)        (5.22)         2,250
             9/30/1995     (5)        76.40          1,736
IDEX GE/SE International Equity
   Class A  10/31/1999                19.12          4,902
            10/31/1998     (4)         2.58          4,981
            10/31/1997     (6)         5.70          3,076
   Class B  10/31/1999                18.45          1,527
            10/31/1998     (4)         1.89          1,198
            10/31/1997     (6)         5.20            589
   Class M  10/31/1999     (2)        18.55            480
            10/31/1998     (4)         1.99            397
            10/31/1997     (6)         5.30            399
IDEX JCC Global
   Class A  10/31/1999    (13)          40.31%    $487,787
            10/31/1998     (4)        11.30        296,450
            10/31/1997                22.72        218,681
            10/31/1996     (3)        (0.05)       135,837
             9/30/1996                25.04        131,347
             9/30/1995                15.47         89,397
   Class B  10/31/1999    (13)        39.62        283,847
            10/31/1998     (4)        10.93        110,630
            10/31/1997                22.53         43,951
            10/31/1996     (3)        (0.05)         5,966
             9/30/1996                24.70          5,000
   Class M  10/31/1999(2) (13)        39.73        155,147
            10/31/1998     (4)        11.08         63,552
            10/31/1997                22.72         27,210
            10/31/1996     (3)        (0.05)         8,624
             9/30/1996                24.91          8,081
             9/30/1995                15.14          3,567
IDEX Salomon All Cap
   Class A  10/31/1999     (1)        17.03          1,880
   Class B  10/31/1999     (1)        16.60          1,571
   Class M  10/31/1999     (1)        16.67            728
IDEX JCC Growth
   Class A  10/31/1999                61.00      1,467,595
            10/31/1998                35.21        817,749
            10/31/1997                16.40        614,544
            10/31/1996     (3)        (1.09)       565,032
             9/30/1996                22.41        567,564
             9/30/1995                36.70        485,935
   Class B  10/31/1999                60.36        327,926
            10/31/1998                34.96         40,809
            10/31/1997                16.11         13,046
            10/31/1996     (3)        (1.14)         5,242
             9/30/1996                21.87          4,536
   Class M  10/31/1999     (2)        60.45        141,586
            10/31/1998                35.00         58,265
            10/31/1997                16.19         14,295
            10/31/1996     (3)        (1.19)        11,016
             9/30/1996                22.15         11,167
             9/30/1995                36.32          5,593
   Class T  10/31/1999                61.34      1,166,965
            10/31/1998     (4)        35.53        755,770
            10/31/1997                16.54        603,129
            10/31/1996     (3)        (1.03)       573,884
             9/30/1996     (7)         0.81        585,505
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)        13.97          1,978
   Class B  10/31/1999     (1)        13.54          2,261
   Class M  10/31/1999     (1)        13.61            748
IDEX C.A.S.E. Growth
   Class A  10/31/1999                  30.07%      $4,537
            10/31/1998               (14.83)         4,284
            10/31/1997     (4)        28.31          3,920
            10/31/1996     (3)         0.96          1,675
             9/30/1996     (8)         4.60          1,455
   Class B  10/31/1999                29.45          3,868
            10/31/1998               (15.40)         2,460
            10/31/1997     (4)        27.62          2,436
            10/31/1996     (3)         0.96          1,159
             9/30/1996     (8)         4.10          1,100
   Class M  10/31/1999     (2)        29.54          1,338
            10/31/1998               (15.31)           879
            10/31/1997     (4)        27.73          2,028
            10/31/1996     (3)         0.96            687
             9/30/1996     (8)         4.20            613
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)         4.34          7,972
            10/31/1998                (4.96)         8,035
            10/31/1997     (6)        17.14          5,305
   Class B  10/31/1999     (4)         3.68          7,311
            10/31/1998                (5.55)         5,020
            10/31/1997     (6)        16.65          2,850
   Class M  10/31/1999 (2) (4)         3.79          2,204
            10/31/1998                (5.46)         2,013
            10/31/1997     (6)        16.73          1,607
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)         2.40          1,840
   Class B  10/31/1999     (1)         1.96          2,134
   Class M  10/31/1999     (1)         2.03          1,058
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)          (3.74)      12,377
            10/31/1998                   7.25       15,747
            10/31/1997                  19.84       12,291
            10/31/1996     (3)           1.45        8,396
             9/30/1996                  11.07        7,401
   Class B  10/31/1999     (4)          (4.36)      12,171
            10/31/1998                   6.56       14,679
            10/31/1997                  19.08        9,747
            10/31/1996     (3)           1.45        5,013
             9/30/1996                  10.39        4,848
   Class M  10/31/1999 (2) (4)          (4.26)       4,689
            10/31/1998                   6.67        7,342
            10/31/1997                  19.20        5,088
            10/31/1996     (3)           1.36        4,758
             9/30/1996                  10.50        4,641
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                  11.61%     $37,959
            10/31/1998                 7.43         32,055
            10/31/1997                22.80         21,629
            10/31/1996     (3)         1.20         11,744
             9/30/1996                16.00         11,314
             9/30/1995     (5)        18.43          5,167
   Class B  10/31/1999                10.91         15,531
            10/31/1998                 6.74          9,789
            10/31/1997                22.03          4,698
            10/31/1996     (3)         1.13          1,684
             9/30/1996                15.38          1,537
   Class M  10/31/1999     (2)        11.02          8,779
            10/31/1998                 6.85          6,977
            10/31/1997                22.15          4,332
            10/31/1996     (3)         1.13          1,792
             9/30/1996                15.49          1,728
             9/30/1995     (5)        17.95            281
IDEX JCC Balanced
   Class A  10/31/1999                30.43         67,749
            10/31/1998                14.69         22,995
            10/31/1997                22.96         13,414
            10/31/1996     (3)         0.81          8,402
             9/30/1996                22.12          8,056
             9/30/1995     (5)        15.27          3,670
   Class B  10/31/1999                29.64         92,833
            10/31/1998                13.97         11,916
            10/31/1997                22.19          2,583
            10/31/1996     (3)         0.74            878
             9/30/1996                21.38            687
   Class M  10/31/1999     (2)        29.76         34,122
            10/31/1998                14.08          4,897
            10/31/1997                22.31          1,561
            10/31/1996     (3)         0.81            967
             9/30/1996                21.49            943
             9/30/1995     (5)        14.77          3,365
IDEX JCC Flexible Income
   Class A  10/31/1999                 1.70         14,963
            10/31/1998                 7.43         14,970
            10/31/1997                11.53         15,532
            10/31/1996     (3)         2.08         17,001
             9/30/1996                 6.73         17,065
             9/30/1995                11.57         19,786
   Class B  10/31/1999                 1.01          9,006
            10/31/1998                 6.74          2,387
            10/31/1997                10.79            746
            10/31/1996     (3)         2.04            522
             9/30/1996                 5.94            494
   Class M  10/31/1999     (2)         1.11          3,778
            10/31/1998                 6.84          2,207
            10/31/1997                10.91            928
            10/31/1996     (3)         2.04            846
             9/30/1996                 6.03            883
             9/30/1995                10.95            558
IDEX AEGON Income Plus
   Class A  10/31/1999                   1.09%     $59,082
            10/31/1998                 3.54         63,494
            10/31/1997                11.86         65,612
            10/31/1996     (3)         2.53         66,285
             9/30/1996                 7.64         65,252
             9/30/1995                15.85         68,746
   Class B  10/31/1999                 0.38         12,930
            10/31/1998                 2.87          5,041
            10/31/1997                11.10          1,761
            10/31/1996     (3)         2.59            804
             9/30/1996                 6.95            774
   Class M  10/31/1999     (2)         0.54          5,515
            10/31/1998                 2.97          4,073
            10/31/1997                11.22          3,480
            10/31/1996     (3)         2.59          2,781
             9/30/1996                 7.05          2,684
             9/30/1995                15.08          1,980
IDEX AEGON Tax Exempt
   Class A  10/31/1999                (6.23)        20,996
            10/31/1998                 7.19         22,313
            10/31/1997                 8.68         23,320
            10/31/1996     (3)         0.76         24,439
             9/30/1996                 5.89         24,708
             9/30/1995                 7.75         27,401
   Class B  10/31/1999                (6.89)         1,253
            10/31/1998                 6.50            654
            10/31/1997                 7.93            377
            10/31/1996     (3)         0.71            198
             9/30/1996                 5.21            189
   Class M  10/31/1999     (2)        (6.56)         2,193
            10/31/1998                 6.92          1,607
            10/31/1997                 8.39            921
            10/31/1996     (3)         0.74            939
             9/30/1996                 5.63            907
             9/30/1995                 7.48            454


                              Ratios/Supplemental Data
                              Ratio of Expenses to
               Year or        Average Net Assets (10)  (11)
                Period               Excluding                Including
                 Ended                 Credits        Gross     Credits

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)           1.55%        7.93%       1.55%
   Class B  10/31/1999     (1)         2.20         8.58        2.20
   Class M  10/31/1999     (1)         2.10         8.48        2.10
IDEX JCC Capital Appreciation
   Class A  10/31/1999                 1.84         2.02        1.84
            10/31/1998                 1.85         2.24        1.85
            10/31/1997                 1.85         2.66        1.85
            10/31/1996     (3)         1.85         2.48        1.85
             9/30/1996     (4)         1.85         2.72        1.85
             9/30/1995     (5)         2.90         4.17        2.85
   Class B  10/31/1999                 2.49         2.67        2.49
            10/31/1998                 2.50         2.89        2.50
            10/31/1997                 2.50         3.31        2.50
            10/31/1996     (3)         2.50         3.13        2.50
             9/30/1996                 2.50         3.37        2.50
   Class M  10/31/1999     (2)         2.39         2.57        2.39
            10/31/1998                 2.40         2.79        2.40
            10/31/1997                 2.40         3.21        2.40
            10/31/1996     (3)         2.40         3.03        2.40
             9/30/1996     (4)         2.40         3.27        2.40
             9/30/1995     (5)         3.45         4.72        3.40
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)         1.55         6.95        1.55
   Class B  10/31/1999     (1)         2.20         7.60        2.20
   Class M  10/31/1999     (1)         2.10         7.50        2.10
IDEX Alger Aggressive Growth
   Class A  10/31/1999                 1.61         1.90        1.61
            10/31/1998                 1.85         2.18        1.85
            10/31/1997                 1.85         2.44        1.85
            10/31/1996     (3)         1.85         2.62        1.85
             9/30/1996     (4)         1.85         2.60        1.85
             9/30/1995     (5)         2.85         3.35        2.85
   Class B  10/31/1999                 2.26         2.55        2.26
            10/31/1998                 2.50         2.83        2.50
            10/31/1997                 2.50         3.09        2.50
            10/31/1996     (3)         2.50         3.27        2.50
             9/30/1996     (4)         2.50         3.25        2.50
   Class M  10/31/1999     (2)         2.16         2.45        2.16
            10/31/1998                 2.40         2.73        2.40
            10/31/1997                 2.40         2.99        2.40
            10/31/1996     (3)         2.40         3.17        2.40
             9/30/1996     (4)         2.40         3.15        2.40
             9/30/1995     (5)         3.40         3.91        3.40
IDEX GE/SE International Equity
   Class A  10/31/1999                 1.90         3.53        1.90
            10/31/1998     (4)         2.03         4.22        2.03
            10/31/1997     (6)         1.70         8.93        1.70
   Class B  10/31/1999                 2.55         4.18        2.55
            10/31/1998     (4)         2.68         4.87        2.68
            10/31/1997     (6)         2.35         9.58        2.35
   Class M  10/31/1999     (2)         2.45         4.08        2.45
            10/31/1998     (4)         2.58         4.77        2.58
            10/31/1997     (6)         2.25         9.48        2.25
IDEX JCC Global
   Class A  10/31/1999    (13)           1.73%         -          1.73%
            10/31/1998     (4)         1.82            -        1.82
            10/31/1997                 1.91            -        1.91
            10/31/1996     (3)         2.08            -        2.07
             9/30/1996                 2.09            -        2.06
             9/30/1995                 2.10            -        1.97
   Class B  10/31/1999    (13)         2.38            -        2.38
            10/31/1998     (4)         2.47            -        2.47
            10/31/1997                 2.56            -        2.56
            10/31/1996     (3)         2.73            -        2.72
             9/30/1996                 2.74            -        2.71
   Class M  10/31/1999(2) (13)         2.28            -        2.28
            10/31/1998     (4)         2.37            -        2.37
            10/31/1997                 2.46            -        2.46
            10/31/1996     (3)         2.63            -        2.62
             9/30/1996                 2.64            -        2.61
             9/30/1995                 2.65            -        2.52
IDEX Salomon All Cap
   Class A  10/31/1999     (1)         1.55         8.85        1.54
   Class B  10/31/1999     (1)         2.20         9.50        2.19
   Class M  10/31/1999     (1)         2.10         9.40        2.09
IDEX JCC Growth
   Class A  10/31/1999                 1.40         1.43        1.40
            10/31/1998                 1.51            -        1.51
            10/31/1997                 1.61            -        1.61
            10/31/1996     (3)         1.68            -        1.68
             9/30/1996                 1.83            -        1.82
             9/30/1995                 1.86            -        1.84
   Class B  10/31/1999                 2.05         2.08        2.05
            10/31/1998                 2.16            -        2.16
            10/31/1997                 2.26            -        2.26
            10/31/1996     (3)         2.32            -        2.32
             9/30/1996                 2.46            -        2.45
   Class M  10/31/1999     (2)         1.95         1.98        1.95
            10/31/1998                 2.06            -        2.06
            10/31/1997                 2.16            -        2.16
            10/31/1996     (3)         2.23            -        2.23
             9/30/1996                 2.34            -        2.33
             9/30/1995                 2.41            -        2.38
   Class T  10/31/1999                 1.05         1.08        1.05
            10/31/1998     (4)         1.16            -        1.16
            10/31/1997                 1.26            -        1.26
            10/31/1996     (3)         1.33            -        1.33
             9/30/1996     (7)         1.18            -        1.17
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)         1.55         7.65        1.54
   Class B  10/31/1999     (1)         2.20         8.30        2.19
   Class M  10/31/1999     (1)         2.10         8.20        2.09
IDEX C.A.S.E. Growth
   Class A  10/31/1999                   1.64%        2.87%       1.64%
            10/31/1998                 1.85         2.44        1.85
            10/31/1997     (4)         1.85         4.62        1.85
            10/31/1996     (3)         1.85         6.79        1.84
             9/30/1996     (8)         2.85         5.89        2.85
   Class B  10/31/1999                 2.29         3.52        2.29
            10/31/1998                 2.50         3.09        2.50
            10/31/1997     (4)         2.50         5.27        2.50
            10/31/1996     (3)         2.50         7.44        2.49
             9/30/1996     (8)         3.50         6.54        3.50
   Class M  10/31/1999     (2)         2.19         3.42        2.19
            10/31/1998                 2.40         2.99        2.40
            10/31/1997     (4)         2.40         5.17        2.40
            10/31/1996     (3)         2.40         7.34        2.39
             9/30/1996     (8)         3.40         6.44        3.40
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)         1.64         2.28        1.64
            10/31/1998                 1.85         2.51        1.85
            10/31/1997     (6)         1.50         4.05        1.50
   Class B  10/31/1999     (4)         2.29         2.93        2.29
            10/31/1998                 2.50         3.16        2.50
            10/31/1997     (6)         2.15         4.70        2.15
   Class M  10/31/1999 (2) (4)         2.19         2.83        2.19
            10/31/1998                 2.40         3.06        2.40
            10/31/1997     (6)         2.05         4.60        2.05
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)         1.55         7.57        1.55
   Class B  10/31/1999     (1)         2.20         8.22        2.20
   Class M  10/31/1999     (1)         2.10         8.12        2.10
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)         1.66         1.85        1.66
            10/31/1998                 1.85         1.87        1.85
            10/31/1997                 1.85         2.30        1.85
            10/31/1996     (3)         1.85         2.65        1.85
             9/30/1996                 2.85         3.20        2.85
   Class B  10/31/1999     (4)         2.31         2.50        2.31
            10/31/1998                 2.50         2.52        2.50
            10/31/1997                 2.50         2.95        2.50
            10/31/1996     (3)         2.50         3.30        2.50
             9/30/1996                 3.50         3.85        3.50
   Class M  10/31/1999 (2) (4)         2.21         2.40        2.21
            10/31/1998                 2.40         2.42        2.40
            10/31/1997                 2.40         2.85        2.40
            10/31/1996     (3)         2.40         3.20        2.40
             9/30/1996                 3.40         3.75        3.40
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                   1.64%        1.79%       1.64%
            10/31/1998                 1.85         1.92        1.85
            10/31/1997                 1.85         2.28        1.85
            10/31/1996     (3)         1.85         2.76        1.82
             9/30/1996                 1.85         2.79        1.79
             9/30/1995     (5)         2.99         4.57        2.85
   Class B  10/31/1999                 2.29         2.44        2.29
            10/31/1998                 2.50         2.57        2.50
            10/31/1997                 2.50         2.93        2.50
            10/31/1996     (3)         2.50         3.40        2.47
             9/30/1996                 2.50         3.44        2.44
   Class M  10/31/1999     (2)         2.19         2.34        2.19
            10/31/1998                 2.40         2.47        2.40
            10/31/1997                 2.40         2.83        2.40
            10/31/1996     (3)         2.40         3.30        2.37
             9/30/1996                 2.40         3.34        2.34
             9/30/1995     (5)         3.54         5.12        3.40
IDEX JCC Balanced
   Class A  10/31/1999                 1.81         1.82        1.81
            10/31/1998                 1.85         2.04        1.85
            10/31/1997                 1.85         2.88        1.85
            10/31/1996     (3)         1.85         3.44        1.85
             9/30/1996                 1.85         3.11        1.85
             9/30/1995     (5)         2.92         4.48        2.85
   Class B  10/31/1999                 2.46         2.47        2.46
            10/31/1998                 2.50         2.69        2.50
            10/31/1997                 2.50         3.53        2.50
            10/31/1996     (3)         2.50         4.09        2.50
             9/30/1996                 2.50         3.76        2.50
   Class M  10/31/1999     (2)         2.36         2.37        2.36
            10/31/1998                 2.40         2.59        2.40
            10/31/1997                 2.40         3.43        2.40
            10/31/1996     (3)         2.40         3.99        2.40
             9/30/1996                 2.40         3.66        2.40
             9/30/1995     (5)         3.47         5.03        3.40
IDEX JCC Flexible Income
   Class A  10/31/1999                 1.85         2.00        1.85
            10/31/1998                 1.83            -        1.83
            10/31/1997                 1.85         2.40        1.85
            10/31/1996     (3)         1.85         2.98        1.85
             9/30/1996                 1.85         2.07        1.85
             9/30/1995                 1.87         1.94        1.85
   Class B  10/31/1999                 2.50         2.65        2.50
            10/31/1998                 2.48            -        2.48
            10/31/1997                 2.50         3.05        2.50
            10/31/1996     (3)         2.50         3.63        2.50
             9/30/1996                 2.50         2.72        2.50
   Class M  10/31/1999     (2)         2.40         2.55        2.40
            10/31/1998                 2.38            -        2.38
            10/31/1997                 2.40         2.95        2.40
            10/31/1996     (3)         2.40         3.53        2.40
             9/30/1996                 2.40         2.62        2.40
             9/30/1995                 2.42         2.49        2.40
IDEX AEGON Income Plus
   Class A  10/31/1999                   1.38%         -          1.38%
            10/31/1998                 1.24            -        1.24
            10/31/1997                 1.27            -        1.27
            10/31/1996     (3)         1.33            -        1.32
             9/30/1996                 1.33            -        1.31
             9/30/1995                 1.29            -        1.26
   Class B  10/31/1999                 2.03            -        2.03
            10/31/1998                 1.89            -        1.89
            10/31/1997                 1.92            -        1.92
            10/31/1996     (3)         1.98            -        1.97
             9/30/1996                 1.98            -        1.96
   Class M  10/31/1999     (2)         1.93            -        1.93
            10/31/1998                 1.79            -        1.79
            10/31/1997                 1.82            -        1.82
            10/31/1996     (3)         1.88            -        1.87
             9/30/1996                 1.88            -        1.86
             9/30/1995                 1.84            -        1.81
IDEX AEGON Tax Exempt
   Class A  10/31/1999                 1.35         1.50        1.31
            10/31/1998                 1.23         1.27        1.23
            10/31/1997                 1.00         1.63        1.00
            10/31/1996     (3)         1.00         1.89        1.00
             9/30/1996                 1.00         1.46        1.00
             9/30/1995                 1.02         1.35        1.00
   Class B  10/31/1999                 2.00         2.15        1.96
            10/31/1998                 1.88         1.92        1.88
            10/31/1997                 1.65         2.28        1.65
            10/31/1996     (3)         1.65         2.54        1.65
             9/30/1996                 1.65         2.11        1.65
   Class M  10/31/1999     (2)         1.60         1.75        1.56
            10/31/1998                 1.48         1.52        1.48
            10/31/1997                 1.25         1.88        1.25
            10/31/1996     (3)         1.25         2.14        1.25
             9/30/1996                 1.25         1.71        1.25
             9/30/1995                 1.27         1.60        1.25


                              Ratios/Supplemental Data
                                    Net Invmnt
               Year or              Inc (Loss)    Portfolio
                Period              to Average     Turnover
                 Ended            NA (10) (11)    Rate (12)

IDEX T. Rowe Price Small Cap
   Class A  10/31/1999     (1)         (1.15)%      42.52%
   Class B  10/31/1999     (1)       (1.80)       42.52
   Class M  10/31/1999     (1)       (1.70)       42.52
IDEX JCC Capital Appreciation
   Class A  10/31/1999                (1.55)      93.54
            10/31/1998                (1.37)     136.59
            10/31/1997                (1.27)     130.48
            10/31/1996     (3)        (1.41)      10.11
             9/30/1996     (4)        (0.35)     160.72
             9/30/1995     (5)         0.75      262.97
   Class B  10/31/1999                (2.20)      93.54
            10/31/1998                (2.02)     136.59
            10/31/1997                (1.92)     130.48
            10/31/1996     (3)        (2.06)      10.11
             9/30/1996                (1.00)     160.72
   Class M  10/31/1999     (2)        (2.10)      93.54
            10/31/1998                (1.92)     136.59
            10/31/1997                (1.82)     130.48
            10/31/1996     (3)        (1.96)      10.11
             9/30/1996     (4)        (0.90)     160.72
             9/30/1995     (5)         0.20      262.97
IDEX Pilgrim Baxter Mid Cap Growth
   Class A  10/31/1999     (1)        (0.88)     150.78
   Class B  10/31/1999     (1)        (1.53)     150.78
   Class M  10/31/1999     (1)        (1.43)     150.78
IDEX Alger Aggressive Growth
   Class A  10/31/1999                (1.15)      96.25
            10/31/1998                (1.11)     142.08
            10/31/1997                (1.07)     120.96
            10/31/1996     (3)        (1.06)       9.40
             9/30/1996     (4)        (1.15)     127.49
             9/30/1995     (5)        (2.39)      88.28
   Class B  10/31/1999                (1.80)      96.25
            10/31/1998                (1.76)     142.08
            10/31/1997                (1.71)     120.96
            10/31/1996     (3)        (1.71)       9.40
             9/30/1996     (4)        (1.80)     127.49
   Class M  10/31/1999     (2)        (1.70)      96.25
            10/31/1998                (1.66)     142.08
            10/31/1997                (1.62)     120.96
            10/31/1996     (3)        (1.62)       9.40
             9/30/1996     (4)        (1.70)     127.49
             9/30/1995     (5)        (2.94)      88.28
IDEX GE/SE International Equity
   Class A  10/31/1999                (0.16)      71.70
            10/31/1998     (4)        (0.21)      50.01
            10/31/1997     (6)         0.19       21.85
   Class B  10/31/1999                (0.81)      71.70
            10/31/1998     (4)        (0.86)      50.01
            10/31/1997     (6)        (0.45)      21.85
   Class M  10/31/1999     (2)        (0.71)      71.70
            10/31/1998     (4)        (0.76)      50.01
            10/31/1997     (6)        (0.35)      21.85
IDEX JCC Global
   Class A  10/31/1999    (13)         (0.22)%      145.40%
            10/31/1998     (4)       (0.45)        87.68
            10/31/1997               (0.50)        91.02
            10/31/1996     (3)       (1.15)         2.59
             9/30/1996               (0.67)        97.94
             9/30/1995               (0.43)       161.48
   Class B  10/31/1999    (13)       (0.87)       145.40
            10/31/1998     (4)       (1.10)        87.68
            10/31/1997               (1.15)        91.02
            10/31/1996     (3)       (1.80)         2.59
             9/30/1996               (1.32)        97.94
   Class M  10/31/1999(2) (13)       (0.77)       145.40
            10/31/1998     (4)       (1.00)        87.68
            10/31/1997               (1.05)        91.02
            10/31/1996     (3)       (1.70)         2.59
             9/30/1996               (1.22)        97.94
             9/30/1995               (0.98)       161.48
IDEX Salomon All Cap
   Class A  10/31/1999     (1)        0.35         82.70
   Class B  10/31/1999     (1)       (0.30)        82.70
   Class M  10/31/1999     (1)       (0.20)        82.70
IDEX JCC Growth
   Class A  10/31/1999               (0.60)        70.97
            10/31/1998               (0.55)        27.19
            10/31/1997               (0.10)        91.52
            10/31/1996     (3)       (0.13)         9.40
             9/30/1996               (0.22)        57.80
             9/30/1995               (0.26)       123.26
   Class B  10/31/1999               (1.25)        70.97
            10/31/1998               (1.20)        27.19
            10/31/1997               (0.75)        91.52
            10/31/1996     (3)       (0.78)         9.40
             9/30/1996               (0.86)        57.80
   Class M  10/31/1999     (2)       (1.15)        70.97
            10/31/1998               (1.10)        27.19
            10/31/1997               (0.65)        91.52
            10/31/1996     (3)       (0.68)         9.40
             9/30/1996               (0.77)        57.80
             9/30/1995               (0.81)       123.26
   Class T  10/31/1999               (0.25)        70.97
            10/31/1998     (4)       (0.20)        27.19
            10/31/1997               (0.25)        91.52
            10/31/1996     (3)       (0.20)         9.40
             9/30/1996     (7)       (0.36)        57.80
IDEX Goldman Sachs Growth
   Class A  10/31/1999     (1)       (0.55)        21.91
   Class B  10/31/1999     (1)       (1.20)        21.91
   Class M  10/31/1999     (1)       (1.10)        21.91
IDEX C.A.S.E. Growth
   Class A  10/31/1999                 (0.99)%      125.60%
            10/31/1998               (0.73)       147.01
            10/31/1997     (4)       (0.34)       183.06
            10/31/1996     (3)        0.27         20.69
             9/30/1996     (8)       10.00        654.49
   Class B  10/31/1999               (1.64)       125.60
            10/31/1998               (1.38)       147.01
            10/31/1997     (4)       (0.99)       183.06
            10/31/1996     (3)        0.38         20.69
             9/30/1996     (8)        9.35        654.49
   Class M  10/31/1999     (2)       (1.54)       125.60
            10/31/1998               (1.28)       147.01
            10/31/1997     (4)       (0.89)       183.06
            10/31/1996     (3)        0.28         20.69
             9/30/1996     (8)        9.45        654.49
IDEX NWQ Value Equity
   Class A  10/31/1999     (4)        0.21         26.29
            10/31/1998                    -        30.43
            10/31/1997     (6)        0.38          6.40
   Class B  10/31/1999     (4)       (0.44)        26.29
            10/31/1998               (0.65)        30.43
            10/31/1997     (6)       (0.28)         6.40
   Class M  10/31/1999 (2) (4)       (0.34)        26.29
            10/31/1998               (0.55)        30.43
            10/31/1997     (6)       (0.18)         6.40
IDEX T. Rowe Price Dividend Growth
   Class A  10/31/1999     (1)        1.09         20.48
   Class B  10/31/1999     (1)        0.44         20.48
   Class M  10/31/1999     (1)        0.54         20.48
IDEX Dean Asset Allocation
   Class A  10/31/1999     (4)        2.12         82.20
            10/31/1998                1.82         55.45
            10/31/1997                1.57         71.63
            10/31/1996     (3)        1.26          2.38
             9/30/1996                0.72         56.22
   Class B  10/31/1999     (4)        1.47         82.20
            10/31/1998                1.17         55.45
            10/31/1997                0.92         71.63
            10/31/1996     (3)        0.61          2.38
             9/30/1996                0.07         56.22
   Class M  10/31/1999 (2) (4)        1.57         82.20
            10/31/1998                1.27         55.45
            10/31/1997                1.02         71.63
            10/31/1996     (3)        0.71          2.38
             9/30/1996                0.17         56.22
IDEX LKCM Strategic Total Return
   Class A  10/31/1999                  1.20%        60.18%
            10/31/1998                1.30         32.12
            10/31/1997                1.41         51.44
            10/31/1996     (3)        1.47          5.50
             9/30/1996                1.67         40.58
             9/30/1995     (5)        0.85         34.67
   Class B  10/31/1999                0.55         60.18
            10/31/1998                0.65         32.12
            10/31/1997                0.76         51.44
            10/31/1996     (3)        0.82          5.50
             9/30/1996                1.02         40.58
   Class M  10/31/1999     (2)        0.65         60.18
            10/31/1998                0.75         32.12
            10/31/1997                0.86         51.44
            10/31/1996     (3)        0.92          5.50
             9/30/1996                1.12         40.58
             9/30/1995     (5)        0.30         34.67
IDEX JCC Balanced
   Class A  10/31/1999                1.28         59.57
            10/31/1998                1.12         61.50
            10/31/1997                1.29        127.08
            10/31/1996     (3)        1.84          9.08
             9/30/1996                1.87        175.78
             9/30/1995     (5)        0.56         82.48
   Class B  10/31/1999                0.63         59.57
            10/31/1998                0.47         61.50
            10/31/1997                0.64        127.08
            10/31/1996     (3)        1.18          9.08
             9/30/1996                1.22        175.78
   Class M  10/31/1999     (2)        0.73         59.57
            10/31/1998                0.57         61.50
            10/31/1997                0.74        127.08
            10/31/1996     (3)        1.28          9.08
             9/30/1996                1.32        175.78
             9/30/1995     (5)        0.01         82.48
IDEX JCC Flexible Income
   Class A  10/31/1999                5.72        100.22
            10/31/1998                6.22         90.63
            10/31/1997                6.41        135.53
            10/31/1996     (3)        6.15         16.16
             9/30/1996                6.46        135.38
             9/30/1995                7.03        149.58
   Class B  10/31/1999                5.07        100.22
            10/31/1998                5.57         90.63
            10/31/1997                5.76        135.53
            10/31/1996     (3)        5.50         16.16
             9/30/1996                5.81        135.38
   Class M  10/31/1999     (2)        5.17        100.22
            10/31/1998                5.67         90.63
            10/31/1997                5.86        135.53
            10/31/1996     (3)        5.60         16.16
             9/30/1996                5.91        135.38
             9/30/1995                6.48        149.58
IDEX AEGON Income Plus
   Class A  10/31/1999                   6.41%       26.95%
            10/31/1998                 6.38        53.09
            10/31/1997                 7.14        62.28
            10/31/1996     (3)         5.60         1.58
             9/30/1996                 6.89        65.96
             9/30/1995                 7.53        25.07
   Class B  10/31/1999                 5.76        26.95
            10/31/1998                 5.73        53.09
            10/31/1997                 6.49        62.28
            10/31/1996     (3)         4.95         1.58
             9/30/1996                 6.24        65.96
   Class M  10/31/1999     (2)         5.86        26.95
            10/31/1998                 5.83        53.09
            10/31/1997                 6.59        62.28
            10/31/1996     (3)         5.05         1.58
             9/30/1996                 6.34        65.96
             9/30/1995                 6.98        25.07
IDEX AEGON Tax Exempt
   Class A  10/31/1999                 3.83        35.97
            10/31/1998                 4.08        42.42
            10/31/1997                 4.60        71.29
            10/31/1996     (3)         4.60         3.79
             9/30/1996                 4.88        71.05
             9/30/1995                 4.83       126.48
   Class B  10/31/1999                 3.18        35.97
            10/31/1998                 3.43        42.42
            10/31/1997                 3.95        71.29
            10/31/1996     (3)         3.94         3.79
             9/30/1996                 4.23        71.05
   Class M  10/31/1999     (2)         3.58        35.97
            10/31/1998                 3.83        42.42
            10/31/1997                 4.35        71.29
            10/31/1996     (3)         4.34         3.79
             9/30/1996                 4.63        71.05
             9/30/1995                 4.58       126.48


Notes to Financial Highlights

(1)  From commencement of investment operations, March 1, 1999.
(2) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares.
(3) For the month ended October 31, 1996. On October 1, 1996, each fund changed its fiscal year end from September 30 to October 31.
(4) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17. Dividends from net investment income include distributions in excess of current net investment income for IDEX GE/Scottish Equitable International Equity Classes A, B and M, for the per iod ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for IDEX JCC Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $0.01 and for IDEX JCC Growth Class T for the period ended 10/31/98 in the amount of $0.03 and for IDEX C.A.S.E. Growth Classes A, B and M, for the period ended 10/31/97 in the amount of $0.08 and for IDEX NWQ Value Equity Classes A, B and M for the period ended 10/31/99 in the amount of $0.12 and IDEX Dean Asset Allocation Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.
(5)  From commencement of investment operations, December 2, 1994.
(6)   From commencement of investment operations, February 1, 1997.
(7)   From commencement of investment operations, September 20, 1996.
(8)   From commencement of investment operations, February 1, 1996.
(9) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares.
Periods of less than one year are not annualized.
(10) Ratio of expenses to average net assets shows:
Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser).
Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).
Including Credits (expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).
Net Investment Income (Loss) (net investment income prior to certain reclassifications for Federal income or excise taxes).
(11) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of
the Notes to          the Financial Statements.
(12) Periods of less than one year are not annualized.
(13) Net investment income, the ratio net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non recurring initiative to invest in dividend producing securities.


The notes to the financial statements are an integral part of these statements.



NOTE 1.   Organization and significant accounting policies:

IDEX Mutual Funds (formerly IDEX Series Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of eighteen series or "funds"
(each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX JCC Capital Appreciation and IDEX Salomon All Cap.

IDEX Series Fund changed its name to IDEX Mutual Funds effective March 1, 1999. At that time, five new series were added to the Fund: IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX Goldman Sachs Growth and IDEX T. Rowe Price Dividend Growth. Each of the existing series of the Fund also changed its name as follows: Capital Appreciation Portfolio became IDEX JCC Capital Appreciation; Aggressive Growth Portfolio became IDEX Alger Aggressive Growth; International Equity Portfolio became IDEX GE/Scottish Equitable International Equity; Global Portfolio became IDEX JCC Global; Growth Portfolio became IDEX JCC Growth; C.A.S.E. Portfolio became IDEX C.A.S.E. Growth; Value Equity became IDEX NWQ Value Equity; Tactical Asset Allocation Portfolio became IDEX Dean Asset Allocation; Strategic Total Return Portfolio became IDEX LKCM Strategic Total Return; Balanced Portfolio became IDEX JCC Balanced; Flexible Income Portfolio became IDEX JCC Flexible Income; Income Plus Portfolio became IDEX AEGON Income Plus; and Tax-Exempt Portfolio became IDEX AEGON Tax Exempt. Further, on March 1, 1999, Class C shares became known as Class M shares.

Multiple class operations: The Funds offer for sale three classes of shares (four classes for IDEX JCC Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. IDEX JCC Growth Class T is closed to new shareholders.

The following policies were consistently followed by the Funds, in accordance with generally accepted accounting principles ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services, however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date except those of foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

Futures and options contracts: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counter-party to meet the contract terms. Premiums received on written options are reflected in other liabilities.

Transactions in written call and put options were as follows (amounts in thousands):

IDEX Salomon All Cap
                            Premium   Contracts
Balance at 3/1/99        $         0         0
Sales                         10,445     4,400
Closing Buys                  (6,752)   (2,600)
Expirations                   (1,556)     (900)
Exercised                          0         0
Balance at 10/31/99      $     2,137       900

Short sales: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. IDEX Salomon All Cap has recorded these obligations in the Schedule of Investments and in investments on the Statement of Assets and Liabilities.

Federal taxes: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute all income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

Dividend distributions and expenses: Distributions to shareholders are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. Each Fund bears its own specific expenses as well as a portion of general common expenses.

Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.   Fees, earnings credits and related party transactions:

     Idex Management, Inc. ("IMI") is the investment adviser for the Funds. InterSecurities, Inc. ("ISI") is the Funds' principal underwriter. Idex Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, ISI and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

Investment advisory and distribution and service fees: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX JCC Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc. and Scottish Equitable Investment Management Limited are affiliates of the Funds and are sub-advisers to certain Funds.

Management fees paid to IMI for its services and other information for the period ended October 31, 1999 are as follows:

                              Annual Rates                  Underwriter
                                                           Commissions (3)

                         Exp.
                        Limit
                        (excl  Class Class Class
                        12b-1    A     B     M
                  Mgmt  fees)  12b-1 12b-1 12b-1    Recvd   Retaind Sales
                Fee (1)  (2)    Fee   Fee   Fee     by ISI   by ISI Chrges
IDEX T. Rowe
 Price Small Cap 0.800%  1.20% 0.35%  1.00%0.90% $  33,728 $29,698   $  206
IDEX JCC Capital
 Appreciation    1.000%  1.50% 0.35%  1.00% 0.90%   882,472 772,645  39,260
IDEX Pilgrim
 Baxter Mid
 Cap Growth      0.800%  1.20% 0.35%  1.00% 0.90%    66,207  57,809   1,022
IDEX Alger
 Aggressive
 Growth          0.800%  1.20% 0.35%  1.00% 0.90% 1,519,5111,321,658 14,456
IDEX GE/Scottish
 Equitable
 Intl Equity     0.800%  1.45% 0.35%  1.00% 0.90%    21,901  19,102   5,186
IDEX JCC Global  1.000% -none- 0.35%  1.00% 0.90% 4,132,8803,671,479 80,272
IDEX Salomon
 All Cap         0.800%  1.20% 0.35%  1.00% 0.90%    56,382  48,803       2
IDEX JCC Growth  0.825%  1.50% 0.35%  1.00% 0.90%11,290,0519,851,566235,460
IDEX Goldman
 Sachs Growth    0.800%  1.20% 0.35%  1.00% 0.90%    57,489  50,035     191
IDEX C.A.S.E.
 Growth          0.800%  1.20% 0.35%  1.00% 0.90%    65,496  57,639   7,662
IDEX NWQ Value
 Equity          0.800%  1.20% 0.35%  1.00% 0.90%   117,549 102,842  11,933
IDEX T. Rowe
 Price Dividend
 Growth          0.800%  1.20% 0.35%  1.00% 0.90%    65,630  57,802   1,022
IDEX Dean Asset
 Allocation      0.800%  1.20% 0.35%  1.00% 0.90%   111,737  97,158  14,182
IDEX LKCM
 Strategic Total
 Return          0.800%  1.20% 0.35%  1.00% 0.90%   416,127 356,357  24,253
IDEX JCC
 Balanced        1.000%  1.50% 0.35%  1.00% 0.90% 1,767,5901,566,316 40,014
IDEX JCC
 Flexible Income 0.875%  1.50% 0.35%  1.00% 0.90%   131,918 115,018  21,141
IDEX AEGON
 Income Plus     0.600%  1.25% 0.35%  1.00% 0.90%   348,609 296,635  19,908
IDEX AEGON
 Tax Exempt      0.600%  1.00% 0.35%  1.00% 0.60%    78,111  68,807  12,967

(1) Management fee represents each Fund's current breakpoint based on its net assets. The table below illustrates each Fund's various breakpoint levels attained at relative net assets. Effective March 1, 1999, management fees and expense limitation rates for certain Funds were reduced.

                    First   Next   Over  First   Next   Over  First  Over
                     $750   $250    $1    $100   $150   $250   $500  $500
                     mill   mill   bill   mill   mill   mill   mill  mill
IDEX T. Rowe Price
 Small Cap                                                    0.80%  0.70%
IDEX JCC Capital
 Appreciation *      1.00%  0.90%  0.85%
IDEX Pilgrim Baxter
 Mid Cap Growth                                               0.80%  0.70%
IDEX Alger Aggressive
 Growth                                                       0.80%  0.70%
IDEX GE/Scottish
 Equitable Intl Eq
0.80%
0.70%
IDEX JCC Global      1.00%  0.90%  0.85%
IDEX Salomon All Cap                                          0.80%  0.70%
IDEX JCC Growth *    1.00%  0.90%  0.85%
IDEX Goldman Sachs
 Growth                                                       0.80%  0.70%
IDEX C.A.S.E. Growth                                          0.80%  0.70%
IDEX NWQ Value Equity                                         0.80%  0.70%
IDEX T. Rowe Price
 Dividend Growth                                              0.80%  0.70%
IDEX Dean Asset
 Allocation                                                   0.80%  0.70%
IDEX LKCM Strategic
 Total Return                                                 0.80%  0.70%
IDEX JCC Balanced *  1.00%  0.90%  0.85%
IDEX JCC Flexible
 Income **                               0.90%  0.80%  0.70%
IDEX AEGON Income
 Plus                0.60%  0.60%  0.60%
IDEX AEGON Tax
 Exempt              0.60%  0.60%  0.60%

* IMI will waive advisory fees through 6-30-2000 as follows: .025% of average daily net assets from $100-500 million; .075%
from $500-750 million; .025% from $750 million-$1 billion; and .025% over $1 billion.
** IMI will waive advisory fees through 6-30-2000 as follows: .025% of average daily net assets for the first $100 million; .025% from $100-$250 million; and .025% over $250 million.

(2) IDEX GE/Scottish Equitable International Equity's expense limit was 1.75% for the four months ended February 28, 1999, decreasing to 1.45% thereafter. Further, IDEX Alger Aggressive Growth, IDEX C.A.S.E. Growth, IDEX NWQ Value Equity, IDEX Dean Asset Allocation and IDEX LKCM Strategic Total Return had expense limits of 1.50% for the four months ended February 28, 1999, decreasing to 1.20% thereafter.

(3) Underwriter commissions relate only to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B and Class M share redemptions.

Transfer agency fees and expenses: Each Fund incurs IIS annual per-account charges of $16.02 for each open shareholder account, $2.79 for each new account opened, $1.67 for each closed account maintained, and certain out-of-pocket expenses.

Custody earnings credits: Investors Fiduciary Trust Company ("IFTC") is custodian for the Funds. Custody earnings credits represent reductions in IFTC's fees in lieu of interest income earned on incidental uninvested cash balances. Such credits have been added back to custody fees to reflect gross expenses of the funds as applicable.

Brokerage commissions: Brokerage commissions incurred by IDEX Alger Aggressive Growth on security transactions placed with an affiliate of its sub-adviser totaled $136,631 for the year ended October 31, 1999.

Deferred compensation plan: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 1999, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

IDEX T. Rowe Price Small Cap       $         284
IDEX C.A.S.E. Growth                         895
IDEX JCC Capital Appreciation             11,046
IDEX NWQ Value Equity                      1,609
IDEX Pilgrim Baxter Mid Cap Growth           588
IDEX T. Rowe Price Dividend Growth           458
IDEX Alger Aggressive Growth              15,223
IDEX Dean Asset Allocation                 2,686
IDEX GE/Scottish Equitable
  International Equity                       636
IDEX LKCM Strategic Total Return           5,725
IDEX JCC Balanced                         17,847
IDEX JCC Global                           85,075
IDEX JCC Flexible Income                   2,554
IDEX Salomon All Cap                         376
IDEX AEGON Income Plus                     7,150
IDEX JCC Growth                          285,096
IDEX AEGON Tax Exempt                      2,248
IDEX Goldman Sachs Growth                    452
    Total                         $      439,948


NOTE 3.   Investment transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended April 30, 1999 were as follows:


                                Non-U.S.     Non-U.S.         U.S.         U.S.
                              Government   Government   Government   Government
                               Purchases        Sales    Purchases        Sales
IDEX T. Rowe Price Small Cap$  3,548,661 $     813,625  $        - $          -
IDEX JCC Capital Appreciation 99,547,924    52,123,903           -            -
IDEX Pilgrim Baxter Mid
 Cap Growth                    7,604,214     3,232,755           -            -
IDEX Alger Aggressive Growth 159,941,263   101,030,028      28,972      383,866
IDEX GE/Scottish Equitable
     International Equity      4,784,555     5,564,342           -            -
IDEX JCC Global            1,132,569,646   914,000,372   2,858,226    2,661,117
IDEX Salomon All Cap           5,133,307     1,407,189           -            -
IDEX JCC Growth            1,782,095,375 1,528,486,942  44,931,198   35,594,276
IDEX Goldman Sachs Growth      4,627,459       482,437     137,819            -
IDEX C.A.S.E. Growth          10,307,049    10,707,063           -            -
IDEX NWQ Value Equity          6,688,587     3,822,931     564,629            -
IDEX T. Rowe Price Dividend
 Growth                        4,760,373       432,398     146,488            -
IDEX Dean Asset Allocation    23,217,885    22,070,157   3,942,086   11,555,270
IDEX LKCM Strategic Total
 Return                       38,474,414    28,287,361   1,798,031    3,923,760
IDEX JCC Balanced            165,960,898    52,738,910  27,731,707    8,654,408
IDEX JCC Flexible Income      29,575,923    18,976,272   1,482,156    3,451,907
IDEX AEGON Income Plus        30,056,359    20,785,360     883,750            -
IDEX AEGON Tax Exempt         10,126,870     8,519,650           -            -



NOTE 4. Shares of beneficial interest transactions (all amounts in thousands):

          IDEX T. Rowe Price Small Cap

                 Period Ended 10/31/99
                                Shares       Amount
Proceeds from shares sold
  Class A                         126       $1,321
  Class B                         105        1,106
  Class M                          65          676

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-
  Class B                         -            -
  Class M                         -            -

Cost of shares repurchased
  Class A                         (10)       $(111)
  Class B                          (2)         (22)
  Class M                          (3)         (27)

         IDEX JCC Capital Appreciation

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                       2,997      $69,975     2,806     $46,957
  Class B                       1,031       25,835        80       1,331
  Class M                         308        7,654        28         475

Shares issued  on reinvestment
     of distributions
  Class A                         137       $2,383        38        $585
  Class B                          24          415         5          81
  Class M                           8          138         3          46

Cost of shares repurchased
  Class A                      (2,136)    $(47,461)   (2,738)   $(46,239)
  Class B                         (83)      (1,988)      (44)       (721)
  Class M                         (69)      (1,563)      (60)       (997)



    IDEX Pilgrim Baxter Mid Cap Growth

                 Period Ended 10/31/99
                                Shares       Amount
Proceeds from shares sold
  Class A                         181       $2,319
  Class B                         201        2,612
  Class M                          72          888

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-
  Class B                         -            -
  Class M                         -            -

Cost of shares repurchased
  Class A                          (7)        $(88)
  Class B                          (6)         (85)
  Class M                          (3)         (35)

          IDEX Alger Aggressive Growth

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                       3,067      $89,148     1,785     $37,151
  Class B                       1,087       31,340       264       5,508
  Class M                         393       11,279       169       3,531

Shares issued  on reinvestment
     of distributions
  Class A                          98       $2,472        57      $1,001
  Class B                          24          610         9         161
  Class M                          13          318         6         110

Cost of shares repurchased
  Class A                      (2,224)    $(64,513)   (1,418)   $(29,532)
  Class B                        (132)      (3,751)      (54)     (1,104)
  Class M                         (90)      (2,523)     (107)     (2,247)


IDEX GE/Scottish Equitable International Equity

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         181       $2,169       217      $2,411
  Class B                          44          530        71         808
  Class M                          19          229        23         264

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-           2         $20
  Class B                         -            -           1           1
  Class M                         -            -         -           -

Cost of shares repurchased
  Class A                        (262)     $(3,181)      (48)      $(552)
  Class B                         (36)        (431)      (16)       (168)
  Class M                         (18)        (215)      (24)       (280)

                       IDEX JCC Global

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                      27,700     $820,257    12,239    $309,587
  Class B                       4,663      133,208     2,952      74,132
  Class M                       5,826      167,072     3,038      74,673

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-         866     $18,617
  Class B                         -            -         192       4,048
  Class M                         -            -         119       2,507

Cost of shares repurchased
  Class A                     (25,574)   $(761,747)   (10,012) $(255,632)
  Class B                        (739)     (21,243)     (340)     (8,161)
  Class M                      (3,810)    (109,732)   (1,627)    (39,844)





                  IDEX Salomon All Cap

                   Year Ended 10/31/99
                                Shares       Amount
Proceeds from shares sold
  Class A                         164       $1,895
  Class B                         148        1,707
  Class M                          63          713

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-
  Class B                         -            -
  Class M                         -            -

Cost of shares repurchased
  Class A                          (3)        $(43)
  Class B                         (13)        (156)
  Class M                          (1)         (13)

                       IDEX JCC Growth

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                      27,876   $1,136,277    10,485    $284,285
  Class B                       6,437      255,166       953      26,000
  Class M                      18,101      628,319     8,338     223,774
  Class T                       1,824       72,436     1,480      41,003

Shares issued  on reinvestment
     of distributions
  Class A                         304      $10,422     3,622     $78,048
  Class B                          21          704        89       1,872
  Class M                          12          418        91       1,924
  Class T                         276        9,606     3,550      77,497

Cost of shares repurchased
  Class A                     (24,632) $(1,005,620)   (10,784) $(291,088)
  Class B                        (657)     (26,339)     (147)     (3,944)
  Class M                     (17,035)    (576,096)   (6,982)   (188,005)
  Class T                      (2,921)    (118,655)   (3,450)    (92,807)


             IDEX Goldman Sachs Growth

                 Period Ended 10/31/99
                                Shares       Amount
Proceeds from shares sold
  Class A                         181       $1,946
  Class B                         203        2,194
  Class M                          69          732

Shares issued  on reinvestment
     of distributions
  Class A                         -           $-
  Class B                         -            -
  Class M                         -            -

Cost of shares repurchased
  Class A                          (7)        $(87)
  Class B                          (4)         (46)
  Class M                          (3)         (31)

                  IDEX C.A.S.E. Growth

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         156       $1,798       283      $3,163
  Class B                         164        1,916       112       1,295
  Class M                          57          673        47         562

Shares issued  on reinvestment
     of distributions
  Class A                          35         $340        30        $339
  Class B                          20          200        17         191
  Class M                           7           63        14         155

Cost of shares repurchased
  Class A                        (240)     $(2,698)     (194)    $(2,209)
  Class B                        (106)      (1,208)      (73)       (830)
  Class M                         (40)        (441)     (131)     (1,444)


                 IDEX NWQ Value Equity

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         358       $4,103       479      $5,802
  Class B                         453        5,390       262       3,143
  Class M                         130        1,535       133       1,627

Shares issued  on reinvestment
     of distributions
  Class A                          18         $188         2         $22
  Class B                          12          119         1          11
  Class M                           4           44         1           7

Cost of shares repurchased
  Class A                        (393)     $(4,503)     (210)    $(2,500)
  Class B                        (263)      (2,934)      (50)       (577)
  Class M                        (119)      (1,338)      (89)     (1,049)

    IDEX T. Rowe Price Dividend Growth

                 Period Ended 10/31/99
                                Shares       Amount
Proceeds from shares sold
  Class A                         188       $1,940
  Class B                         221        2,294
  Class M                         109        1,133

Shares issued  on reinvestment
     of distributions
  Class A                         -             $3
  Class B                         -              1
  Class M                         -              1

Cost of shares repurchased
  Class A                          (8)        $(81)
  Class B                         (12)        (124)
  Class M                          (5)         (53)


            IDEX Dean Asset Allocation

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         295       $3,687       477      $6,265
  Class B                         248        3,138       573       7,555
  Class M                         131        1,654       551       7,236

Shares issued  on reinvestment
     of distributions
  Class A                          83       $1,022        72        $900
  Class B                          74          914        54         679
  Class M                          35          435        30         372

Cost of shares repurchased
  Class A                        (527)     $(6,547)     (282)    $(3,684)
  Class B                        (407)      (5,065)     (249)     (3,264)
  Class M                        (327)      (4,088)     (408)     (5,319)

      IDEX LKCM Strategic Total Return

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         650      $11,161       851     $13,885
  Class B                         437        7,519       379       6,158
  Class M                         247        4,227       317       5,204

Shares issued  on reinvestment
     of distributions
  Class A                          50         $824        82      $1,287
  Class B                          12          202        17         262
  Class M                           9          140        15         239

Cost of shares repurchased
  Class A                        (526)     $(9,032)     (312)    $(5,093)
  Class B                        (173)      (2,963)      (86)     (1,386)
  Class M                        (188)      (3,229)     (174)     (2,768)


                     IDEX JCC Balanced

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                       2,382      $42,864       729     $10,433
  Class B                       4,512       80,957       655       9,430
  Class M                       1,655       29,799       328       4,699

Shares issued  on reinvestment
     of distributions
  Class A                          34         $591       112      $1,450
  Class B                          18          305        21         270
  Class M                           8          128        13         164

Cost of shares repurchased
  Class A                        (402)     $(7,174)     (217)    $(3,138)
  Class B                        (438)      (7,823)      (48)       (685)
  Class M                        (194)      (3,463)     (118)     (1,705)

              IDEX JCC Flexible Income

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         638       $6,150       281      $2,795
  Class B                       1,076       10,476       225       2,228
  Class M                         402        3,928       261       2,584

Shares issued  on reinvestment
     of distributions
  Class A                          68         $662        72        $711
  Class B                          28          270         6          59
  Class M                          15          143         7          68

Cost of shares repurchased
  Class A                        (646)     $(6,223)     (424)    $(4,182)
  Class B                        (395)      (3,804)      (65)       (646)
  Class M                        (242)      (2,340)     (139)     (1,370)


                IDEX AEGON Income Plus

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                       2,123      $21,588     4,896     $52,552
  Class B                       1,194       12,105       387       4,137
  Class M                       9,542       95,731     2,492      26,628

Shares issued  on reinvestment
     of distributions
  Class A                         425       $4,292       396      $4,242
  Class B                          57          569        15         161
  Class M                          42          420        30         319

Cost of shares repurchased
  Class A                      (2,527)    $(25,451)   (5,188)   $(55,591)
  Class B                        (397)      (3,992)      (79)       (848)
  Class M                      (9,404)     (94,166)   (2,449)    (26,102)

                IDEX AEGON Tax Exempt

                   Year Ended 10/31/99               Year Ended 10/31/98
                                Shares       Amount    Shares      Amount
Proceeds from shares sold
  Class A                         560       $6,410       426      $5,075
  Class B                         102        1,163        28         347
  Class M                         125        1,455       181       2,167

Shares issued  on reinvestment
     of distributions
  Class A                          71         $816        70        $832
  Class B                           3           38         1          13
  Class M                           8           94         4          45

Cost of shares repurchased
  Class A                        (519)     $(5,947)     (612)    $(7,276)
  Class B                         (41)        (465)       (7)        (88)
  Class M                         (61)        (696)     (128)     (1,530)


The following schedule reflects the number of shareholders, each owning 5% or more of a fund and the total percentage of the fund held by such shareholders.

                                                    Number of       % of
Fund                                             Shareholders   Fund Held

IDEX T. Rowe Price Small Cap  Class A                       1        28.7
IDEX T. Rowe Price Small Cap  Class B                       1        32.3
IDEX T. Rowe Price Small Cap  Class M                       2        58.9
IDEX Pilgrim Baxter Mid Cap Growth  Class A                 1         9.5
IDEX Pilgrim Baxter Mid Cap Growth  Class B                 1         8.5
IDEX Pilgrim Baxter Mid Cap Growth  Class M                 1        24.1
IDEX GE/Scottish Equitable International Equity  Class A    2        32.5
IDEX GE/Scottish Equitable International Equity  Class M    2        39.5
IDEX Salomon All Cap  Class A                               1        10.3
IDEX Salomon All Cap  Class B                               2        17.6
IDEX Salomon All Cap  Class M                               2        51.0
IDEX JCC Growth  Class T                                    1        23.7
IDEX Goldman Sachs Growth  Class A                          2        16.6
IDEX Goldman Sachs Growth  Class B                          1         8.3
IDEX Goldman Sachs Growth  Class M                          1        25.2
IDEX C.A.S.E. Growth  Class A                               1        13.1
IDEX NWQ Value Equity  Class A                              1         6.6
IDEX T. Rowe Price Dividend Growth Class A                  1         9.3
IDEX T. Rowe Price Dividend Growth Class B                  1         8.0
IDEX T. Rowe Price Dividend Growth Class M                  5        51.9
IDEX Dean Asset Allocation Class A                          1         5.1
IDEX JCC Flexible Income  Class B                           1         5.4
IDEX AEGON Income Plus Class A                              2        16.4
IDEX AEGON Income Plus Class M                              1        10.7
IDEX AEGON Tax Exempt  Class A                              1         5.6
IDEX AEGON Tax Exempt   Class B                             3        18.8
IDEX AEGON Tax Exempt  Class M                              3        30.4



NOTE 5.   Information for Federal income tax purposes:

          At October 31, 1999:


Cost of securities                  Unrealized
appreciation of
investments                         Unrealized
Depreciation of
Investments                      Net unrealized
appreciation
(depreciation)
IDEX T. Rowe Price
  Small Cap        $   3,049,687    $  335,134   $ (277,942)     $  57,192
IDEX JCC Capital
 Appreciation         88,533,732    35,359,807   (1,344,956)    34,014,851
IDEX Pilgrim Baxter
 Mid Cap Growth        5,691,205       783,861     (116,086)       667,775
IDEX Alger Aggressive
 Growth              126,231,273    42,851,236   (2,546,073)    40,305,163
IDEX GE/Scottish
 Equitable
 International Equity  6,011,963     1,227,410     (290,787)       936,623
IDEX JCC Global      659,646,241   272,216,625   (5,783,187)   266,433,438
IDEX Salomon All Cap   4,029,770     (248,595)     (247,889)           706
IDEX JCC Growth    1,839,014,514 1,297,328,890  (26,594,397) 1,270,734,493
IDEX Goldman Sachs
 Growth                4,702,311       379,201     (115,778)       263,423
IDEX C.A.S.E. Growth   9,308,137     1,599,040   (1,149,759)       449,281
IDEX NWQ Value Equity 17,724,202     2,141,341   (2,610,319)     (468,978)
IDEX T. Rowe Price
 Dividend Growth       5,050,944       232,719     (287,710)      (54,991)
IDEX Dean Asset
 Allocation           28,477,504     1,914,121   (1,367,651)       546,470
IDEX LKCM Strategic
 Total Return         53,322,532    10,527,341   (1,688,369)     8,838,972
IDEX JCC Balanced    170,261,967    23,752,356   (3,565,531)    20,186,825
IDEX JCC Flexible
 Income               27,363,659       350,331     (488,666)     (138,335)
IDEX AEGON Income
 Plus                 82,370,636       472,528   (5,855,194)   (5,382,666)

IDEX AEGON Tax
 Exempt               25,186,211        25,555   (1,650,522)   (1,624,967)


Realized net capital gains available to distribute will be paid to shareholders in December 1999. Capital loss carryforwards utilized during the fiscal year ended October 31, 1999 for IDEX GE/Scottish Equitable International Equity and IDEX JCC Global were $314,431 and $4,732,928, respectively.

The following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX T. Rowe Price Dividend Growth           32,171     October 31, 2007
IDEX Dean Asset Allocation                   308,887    October 31, 2007
IDEX JCC Flexible Income                     188,609    October 31, 2002
                                             288,062    October 31, 2007
IDEX NWQ Value Equity                        166,812    October 31, 2007

These Funds will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.


REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of
IDEX Mutual Funds


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting IDEX Mutual Funds (hereafter referred to as the "Fund") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express
an opinion on these financial statements based on our audits.   We
conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Kansas City, Missouri
December 15, 1999


IDEX MUTUAL FUNDS
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION
October 31, 1999
(unaudited)

The following dividend information for the period ended October 31, 1999, is being provided according to notice requirements under Internal Revenue Code section 852; however, refer to form 1099-DIV information to prepare income tax returns.



     FOR INDIVIDUAL/OTHERS


Quarterly/Annual Funds              Class A.B,M and T Shares
                             Record             Ordinary     Long-term
                               Date     Total     Income  Capital Gain

Alger Aggressive Growth    12/21/98  1.18353        -         1.18353

JCC Capital Appreciation   12/21/98  1.81270    0.07201       1.74069

JCC Growth                 12/21/98  0.38645        -         0.38645

C.A.S.E. Growth            12/21/98  0.83570    0.19368       0.64202

NWQ Value Equity           12/21/98  0.26786    0.10102       0.16684

Dean Asset Allocation
Class A                    12/21/98  0.72457    0.10583       0.61874
                            3/12/99  0.02919    0.02919           -
                            6/14/99  0.06060    0.06060           -
                            9/14/99  0.07422    0.07422           -
                              TOTAL  0.88858    0.26984       0.61874

Class B                    12/21/98  0.70087    0.08213       0.61874
                            3/12/99  0.01296    0.01296           -
                            6/14/99  0.04025    0.04025           -
                            9/14/99  0.05367    0.05367           -
                              TOTAL  0.80775    0.18901       0.61874

Class M                    12/21/98  0.70452    0.08578       0.61874
                            3/12/99  0.01546    0.01546           -
                            6/14/99  0.04338    0.04338           -
                            9/14/99  0.05683    0.05683           -
                              TOTAL  0.82019    0.20145       0.61874

LKCM Strategic Total Return
Class A                    12/21/98  0.27865    0.10621       0.17244
                            3/12/99  0.02655    0.02655           -
                            6/14/99  0.04570    0.04570           -
                            9/14/99  0.06222    0.06222           -
                              TOTAL  0.41312    0.24068       0.17244

Class B                    12/21/98  0.24902    0.07658       0.17244
                            3/12/99  0.00486    0.00486           -
                            6/14/99  0.01748    0.01748           -
                            9/14/99  0.03377    0.03377           -
                              TOTAL  0.30513    0.13269       0.17244

Class M                    12/21/98  0.25358    0.08114       0.17244
                            3/12/99  0.00820    0.00820           -
                            6/14/99  0.02182    0.02182           -
                            9/14/99  0.03815    0.03815           -
                              TOTAL  0.32175    0.14931       0.17244

JCC Balanced
Class A                    12/21/98  0.11692    0.03906       0.07786
                            3/12/99      -          -             -
                            6/14/99  0.06702    0.06702           -
                            9/14/99  0.06651    0.06651           -
                              TOTAL  0.25045    0.17259       0.07786

Class B                    12/21/98  0.08949    0.01163       0.07786
                            3/12/99      -          -             -
                            6/14/99  0.01585    0.01585           -
                            9/14/99  0.03739    0.03739           -
                              TOTAL  0.14273    0.06487       0.07786

Class M                    12/21/98  0.09371    0.01585       0.07786
                            3/12/99      -          -             -
                            6/14/99  0.02372    0.02372           -
                            9/14/99  0.04187    0.04187           -
                              TOTAL  0.15930    0.08144       0.07786

T. Rowe Price Dividend Growth
Class A                     6/14/99  0.01943    0.01943           -
                            9/14/99  0.02074    0.02074           -
                              TOTAL  0.04017    0.04017           -

Class B                     6/14/99  0.00055    0.00055           -
                            9/14/99  0.00333    0.00333           -
                              TOTAL  0.00388    0.00388           -

Class M                     6/14/99  0.00346    0.00346           -
                            9/14/99  0.00601    0.00601           -
                              TOTAL  0.00947    0.00947           -

JCC Flexible Income
Class A                    11/13/98  0.04596    0.04596           -
                           12/21/98  0.04999    0.04999           -
                            1/14/99  0.03187    0.03187           -
                            2/12/99  0.04463    0.04463           -
                            3/12/99  0.03817    0.03817           -
                            4/14/99  0.04652    0.04652           -
                            5/14/99  0.05334    0.05334           -
                            6/14/99  0.03915    0.03915           -
                            7/14/99  0.04542    0.04542           -
                            8/13/99  0.05123    0.05123           -
                            9/14/99  0.04948    0.04948           -
                           10/14/99  0.04713    0.04713           -
                              TOTAL  0.54289    0.54289           -

Class B                    11/13/98  0.04037    0.04037           -
                           12/21/98  0.04216    0.04216           -
                            1/14/99  0.02923    0.02923           -
                            2/12/99  0.03896    0.03896           -
                            3/12/99  0.03343    0.03343           -
                            4/14/99  0.04110    0.04110           -
                            5/14/99  0.04472    0.04472           -
                            6/14/99  0.03416    0.03416           -
                            7/14/99  0.04033    0.04033           -
                            8/13/99  0.04576    0.04576           -
                            9/14/99  0.04445    0.04445           -
                           10/14/99  0.04210    0.04210           -
                              TOTAL  0.47677    0.47677           -

Class M                    11/13/98  0.04123    0.04123           -
                           12/21/98  0.04336    0.04336           -
                            1/14/99  0.02963    0.02963           -
                            2/12/99  0.03984    0.03984           -
                            3/12/99  0.03416    0.03416           -
                            4/14/99  0.04193    0.04193           -
                            5/14/99  0.04558    0.04558           -
                            6/14/99  0.03492    0.03492           -
                            7/14/99  0.04111    0.04111           -
                            8/13/99  0.04660    0.04660           -
                            9/14/99  0.04522    0.04522           -
                           10/14/99  0.04287    0.04287           -
                              TOTAL  0.48645    0.48645           -


AEGON Income Plus
Class A                    11/13/98  0.06492    0.06492           -
                           12/21/98  0.28076    0.12737       0.15339
                            1/14/99  0.02369    0.02369           -
                            2/12/99  0.05097    0.05097           -
                            3/12/99  0.04523    0.04523           -
                            4/14/99  0.05719    0.05719           -
                            5/14/99  0.05863    0.05863           -
                            6/14/99  0.05501    0.05501           -
                            7/14/99  0.05825    0.05825           -
                            8/13/99  0.05110    0.05110           -
                            9/14/99  0.05478    0.05478           -
                           10/14/99  0.06741    0.06741           -
                              TOTAL  0.86794    0.71455       0.15339

Class B                    11/13/98  0.05897    0.05897           -
                           12/21/98  0.26638    0.11299       0.15339
                            1/14/99  0.02095    0.02095           -
                            2/12/99  0.04508    0.04508           -
                            3/12/99  0.04031    0.04031           -
                            4/14/99  0.05155    0.05155           -
                            5/14/99  0.05278    0.05278           -
                            6/14/99  0.04983    0.04983           -
                            7/14/99  0.05298    0.05298           -
                            8/13/99  0.04539    0.04539           -
                            9/14/99  0.04957    0.04957           -
                           10/14/99  0.06219    0.06219           -
                              TOTAL  0.79598    0.64259       0.15339

Class M                    11/13/98  0.05989    0.05989           -
                           12/21/98  0.26859    0.11520       0.15339
                            1/14/99  0.02137    0.02137           -
                            2/12/99  0.04599    0.04599           -
                            3/12/99  0.04106    0.04106           -
                            4/14/99  0.05242    0.05242           -
                            5/14/99  0.05368    0.05368           -
                            6/14/99  0.05063    0.05063           -
                            7/14/99  0.05379    0.05379           -
                            8/13/99  0.04627    0.04627           -
                            9/14/99  0.05037    0.05037           -
                           10/14/99  0.06299    0.06299           -
                              TOTAL  0.80705    0.65366       0.15339

                                                Exempt-
                                              Interest      Long-term
                                       Total  Dividends(1)  Capital Gain
AEGON Tax Exempt
Class A                    11/13/98  0.04050    0.04050           -
                           12/21/98  0.26118    0.11515       0.14603
                            1/14/99  0.01551    0.01551           -
                            2/12/99  0.03595    0.03595           -
                            3/12/99  0.03284    0.03284           -
                            4/14/99  0.03973    0.03973           -
                            5/14/99  0.03656    0.03656           -
                            6/14/99  0.02980    0.02980           -
                            7/14/99  0.03561    0.03561           -
                            8/13/99  0.03664    0.03664           -
                            9/14/99  0.03577    0.03577           -
                           10/14/99  0.03593    0.03593           -
                              TOTAL  0.63602    0.48999       0.14603

Class B                    11/13/98  0.03366    0.03366           -
                           12/21/98  0.24482    0.09879       0.14603
                            1/14/99  0.01241    0.01241           -
                            2/12/99  0.02930    0.02930           -
                            3/12/99  0.02723    0.02723           -
                            4/14/99  0.03332    0.03332           -
                            5/14/99  0.02993    0.02993           -
                            6/14/99  0.02389    0.02389           -
                            7/14/99  0.02962    0.02962           -
                            8/13/99  0.03023    0.03023           -
                            9/14/99  0.02998    0.02998           -
                           10/14/99  0.03011    0.03011           -
                              TOTAL  0.55450    0.40847       0.14603

Class M                    11/13/98  0.03787    0.03787           -
                           12/21/98  0.24832    0.10229       0.14603
                            1/14/99  0.01374    0.01374           -
                            2/12/99  0.03138    0.03138           -
                            3/12/99  0.03068    0.03068           -
                            4/14/99  0.03727    0.03727           -
                            5/14/99  0.03401    0.03401           -
                            6/14/99  0.02752    0.02752           -
                            7/14/99  0.03331    0.03331           -
                            8/13/99  0.03417    0.03417           -
                            9/14/99  0.03354    0.03354           -
                           10/14/99  0.03369    0.03369           -
                              TOTAL  0.59550    0.44947       0.14603

(1) AEGON Tax Exempt is a municipal bond portfolio, therefore, for tax purposes, the dividends declared are considered exempt-interest dividends, exempt from Federal income tax.

IDEX Series Fund

TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President and Chief Executive Officer, Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

John R. Kenney
Largo, Florida
Chairman of the Board and Chief Executive Officer of the Fund;
Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

Julian A. Lerner
Dallas, Texas
Retired; former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation

CORPORATE ADDRESS
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

OFFICERS
John R. Kenney
Chairman of the Board and Chief Executive Officer

Patrick S. Baird
President

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Senior Vice President, Treasurer and
Principal Financial Officer

Thomas E. Pierpan
Vice President, Associate General
Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

INVESTMENT ADVISER
Idex Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

SUB-ADVISERS
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

C.A.S.E. Management, Inc.
5355 Town Center Road, Suite 701
Boca Raton, Florida 33486-1081

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423-2480

Fred Alger Management, Inc.
1 World Trade Center, Suite 9333
New York, New York 10048-9301

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004-1950

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

NWQ Investment Management Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067-3214

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048-4600

Scottish Equitable Investment Management Limited
Edinburgh Park,
Edinburgh EH12 9SE, Scotland

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202-1090


SEND YOUR CORRESPONDENCE TO:
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  33758-9015

CUSTOMER SERVICE
(888) 233-IDEX (4339)
    toll free call
Hours:    8 a.m. to 7 p.m. Monday - Thursday,
          8 a.m. to 6 p.m. Friday  Eastern time

IDEX WEBSITE
www.idexfunds.com


DISTRIBUTOR
InterSecurities, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

CUSTODIAN
Investors Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1055 Broadway, 10th Floor
Kansas City, Missouri  64105-1591